As filed with the Securities and Exchange Commission on January 5, 2011

Securities Act File No. 333-170736

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER
THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 1	☒
(Check appropriate box or boxes)

Legg Mason Partners Equity Trust

Exact Name of Registrant as Specified in Charter:

55 Water Street New York, New York 10041

Address of Principal Executive Offices: (Number, Street, City, State, Zip Code)

1-877-721-1921

Area Code and Telephone Number:

Robert I. Frenkel

Name and Address of Agent for Service:

Legg Mason Partners Equity Trust

100 First Stamford Place

Stamford, Connecticut 06902

(Number and Street) (City) (State) (Zip Code)

With a Copy to:

Benjamin Haskin, Esq.

Willkie Farr & Gallagher LLP

1875 K Street NW

Washington, DC 20006

Title of Securities Being Registered:

Class A, Class B, Class C and Class I shares of Legg Mason ClearBridge Mid Cap Core Fund

Registrant has registered an indefinite amount of securities pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended; accordingly, no fee is payable herewith in reliance upon Section 24(f).

LEGG MASON PARTNERS EQUITY TRUST

LEGG MASON CLEARBRIDGE CAPITAL FUND

55 Water Street

New York, New York 10041

Special Meeting of Shareholders to be held on April 13, 2011

January 5, 2011

Dear Shareholder:

You are being asked to consider and vote on a proposed reorganization transaction related to your fund, Legg Mason ClearBridge Capital Fund, a series of Legg Mason Partners Equity Trust, a Maryland statutory trust. Detailed information about the proposal is contained in the enclosed materials.

The Board of Trustees of Legg Mason Partners Equity Trust has called a special meeting of shareholders (“Meeting”) for your fund to be held on April 13, 2011, at the offices of Legg Mason Partners Fund Advisor, LLC, 620 Eighth Avenue, New York, New York 10018 at 10:00 a.m., Eastern time, in order to consider and vote on the proposed transaction regarding your fund. The transaction involves a proposal to reorganize your fund into another fund (the “Reorganization”), as more fully described in the attached Proxy Statement/Prospectus. After careful consideration, the Board of Trustees of Legg Mason Partners Equity Trust recommends that you vote “FOR” the proposed Reorganization.

Your vote is very important to us regardless of the number of shares you own. Whether or not you plan to attend the Meeting in person, please read the Proxy Statement/Prospectus and authorize a proxy to vote promptly. To authorize a proxy to cast your vote, simply complete, sign and return the Proxy Card in the enclosed postage-paid envelope or follow the instructions on the Proxy Card for voting by touch-tone telephone or on the Internet.

It is important that your vote be received no later than the time of the Meeting.

Sincerely,

R. Jay Gerken, President

Legg Mason Partners Equity Trust

LEGG MASON PARTNERS EQUITY TRUST

LEGG MASON CLEARBRIDGE CAPITAL FUND

IMPORTANT NEWS FOR SHAREHOLDERS

The enclosed Proxy Statement/Prospectus describes a proposal to reorganize your fund (the “Target Fund”) into a compatible fund. While we encourage you to read the full text of the enclosed Proxy Statement/Prospectus, here is a brief overview of the proposed fund reorganization. Please refer to the more complete information about the reorganization contained elsewhere in the Proxy Statement/Prospectus.

COMMON QUESTIONS ABOUT THE PROPOSED REORGANIZATION

Q.	WHY IS A SHAREHOLDER MEETING BEING HELD?

A. The Board of Legg Mason Partners Equity Trust (the “Board”) has approved a reorganization, subject to shareholder approval, under which your fund would be combined with another Legg Mason-affiliated fund that has investment objectives and policies similar to your fund. If shareholders of your fund approve the reorganization, you would become a shareholder of Legg Mason ClearBridge Mid Cap Core Fund (the “Acquiring Fund”), a series of Legg Mason Partners Equity Trust.

Q.	HOW WILL THE REORGANIZATION AFFECT ME?

A. If the reorganization of your fund is approved, your fund’s assets and liabilities will be combined with the assets and liabilities of the Acquiring Fund and you will become a shareholder of the Acquiring Fund. You will receive shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of your fund that you own on the date of the reorganization.

Q.	WHY IS THE REORGANIZATION BEING RECOMMENDED?

A. The Board and management believe that the reorganization is in the best interests of the Target Fund. The reorganization is a part of management’s continuing effort to rationalize the Legg Mason equity funds into a more cohesive product set and eliminate overlapping funds. This in turn may provide enhanced opportunities for realizing greater economies of scale in the form of lower total operating expenses over time. The Board notes that the Acquiring Fund has had better average annual performance than your fund over the one-, three- and five-year periods ending August 31, 2010, for the share classes outstanding during those periods. In addition, the Board believes that your fund is not expected to grow substantially in the future. The Board also believes that the proposed reorganization is preferable to terminating your fund, as it will provide shareholders with the option of remaining in the Acquiring Fund.

Q.	ARE MY FUND’S INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED POLICIES SIMILAR TO THOSE OF THE ACQUIRING FUND?

A. Yes. There are, however, certain differences in investment objectives, principal investment policies and strategies, and principal risks between your fund (the “Target Fund”) and the Acquiring Fund. Please see “Comparison of Investment Objectives, Strategies and Principal Risks of Investing in the Funds” in the Proxy Statement/Prospectus. The following chart provides a brief summary of some of the more significant of these differences, as considered by the Board.

	Target Fund	Acquiring Fund
Investment Objective	The Target Fund seeks capital appreciation through investment in securities which the portfolio managers believe have above-average capital appreciation potential.	The Acquiring Fund seeks long-term capital growth.

Principal Investment Strategy	The Target Fund invests primarily in companies ranging in size from medium- to large-capitalization. The Target Fund does not have an 80% investment policy, but primarily invests in equity securities of U.S. companies.	The Acquiring Fund focuses on medium-capitalization companies. The Acquiring Fund invests, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes in equity securities, or other investments with similar economic characteristics, of medium-sized companies.

Selection Process

The portfolio managers of the Target Fund seek to identify companies through careful fundamental analysis of each company and its financial characteristics.

The portfolio managers of the Target Fund look for (i) security prices which appear to undervalue the company’s assets or do not accurately reflect certain other factors, (ii) special situations and (iii) growth potential due to various factors.

The Acquiring Fund’s investment process employs fundamental and quantitative analysis to identify attractive investment candidates.

The portfolio managers of the Acquiring Fund consider (i) cash flow generation relative to operating assets and market valuation, (ii) earning power relative to operating assets and market valuation, (iii) growth prospects relative to company historical growth rates and market expectations, (iv) capital allocation discipline, (v) balance sheet strength and dynamics, (vi) returns on capital and (vii) quality of company management and soundness of strategic plan.

Fixed Income Investments/Debt Securities	The Target Fund’s key investments include fixed income investments. The Target Fund may invest up to 20% of its assets in non-convertible debt securities rated below investment grade or, if unrated, of equivalent quality as determined by the portfolio managers. In addition, the Target Fund may invest up to 10% of its assets in distressed debt securities. The Target Fund may invest in all types of fixed income securities of governmental issuers in all countries, including emerging markets.	The Acquiring Fund has no principal strategy relating to fixed income investments (except for temporary defensive purposes).

Foreign Investments	The Target Fund may invest up to 35% of its assets in securities of foreign issuers.	The Acquiring Fund may invest up to 25% of its assets in securities of foreign issuers.

Borrowing	The Target Fund includes as a non-principal strategy that it may borrow up to 15% of its total assets.	The Acquiring Fund does not have a comparable strategy.

Diversification	The Target Fund is non-diversified.	The Acquiring Fund is diversified.

Q.	HOW WILL THE REORGANIZATION AFFECT FUND FEES AND EXPENSES?

A. The reorganization will have the following effects on the fees and expenses of the corresponding classes of your fund:

•

Total gross annual fund operating expenses for Class B shares are expected to increase from 2.15% to 2.23%. However, total net annual fund operating expenses are expected to decrease for Class B shares to 2.01%. Management has agreed to forgo fees and/or reimburse operating expenses through December 31, 2012 so that total annual fund operating expenses will not exceed 1.23%, 2.01% and 1.94% for Class A, Class B and Class C shares, respectively. Management agreed to expense limits based on your fund’s assets and expenses as of August 31, 2010, which was the date of the most recent fund assets and expense information available to management when management presented the proposed expense limitations to the Board. As of that date, your fund’s total net annual operating expenses were 1.23%, 2.01% and 1.94% for Class A, Class B and Class C shares, respectively. According to your fund’s current annual shareholder report, dated as of October 31, 2010, which is disclosed in the fee tables in the section captioned “Summary—Comparison of Fees and Expenses,” your fund’s total net annual operating expenses for Class A, Class B and Class C shares, updated to reflect current fees, were 1.38%, 2.15% and 2.11%, respectively.

•

Total gross and net annual fund operating expenses for Class I shares are expected to remain the same. The current expense cap of 0.95% for Class I shares of your fund will increase to 1.05% for Class I shares of the Acquiring Fund.

•	The Acquiring Fund pays a management fee of 0.75% of average daily net assets, which is slightly higher than your fund’s effective management fee at current asset levels.

Please see “Summary—Comparison of Fees and Expenses” in the Proxy Statement/Prospectus for a detailed breakdown of the fees and expenses paid by your fund in comparison with those paid by the Acquiring Fund.

Q.	WILL I HAVE TO PAY ANY SALES LOAD, CHARGE OR OTHER COMMISSION IN CONNECTION WITH THE REORGANIZATION?

A. No. No sales load, contingent deferred sales charge, commission, redemption fee or other transactional fee will be charged as a result of the reorganization. You will receive shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of your fund that you own on the date of the reorganization.

Q.	WHAT CLASSES OF SHARES WILL I RECEIVE?

A. Holders of Class A, Class B, Class C and Class I shares of the Target Fund will receive Class A, Class B, Class C and Class I shares of the Acquiring Fund, respectively. You will receive shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of your fund that you own on the date of the reorganization.

Q.	WHAT IF I REDEEM OR EXCHANGE MY SHARES BEFORE THE CLOSING OF THE REORGANIZATION?

A. Redemptions or exchanges of fund shares that occur before the closing of the reorganization will be processed according to your fund’s policies and procedures in effect at the time of the redemption or exchange.

Q.	WILL MY SHAREHOLDER PRIVILEGES CHANGE AS A RESULT OF THE REORGANIZATION?

A. No. You will receive the same class of shares of the Acquiring Fund, which have privileges identical to your shares.

Your current privilege to exchange shares of your fund for shares of other funds distributed by Legg Mason Investor Services, LLC will not change.

Please see “Summary—Comparison of Sales Loads, Distribution and Shareholder Servicing Arrangements and Purchase, Redemption and Exchange Policies and Procedures” and “Purchases, Redemptions and Exchanges of Fund Shares; Other Shareholder Information” in the Proxy Statement/Prospectus for a description of the differences among fund classes.

Q.	CAN I PURCHASE ADDITIONAL SHARES IN MY FUND PRIOR TO THE REORGANIZATION?

A. Yes. However, if the shareholders of your fund approve the reorganization, your fund will close to new purchases and exchanges two business days prior to the closing of the reorganization.

Q.	WILL I HAVE TO PAY ANY TAXES AS A RESULT OF THE REORGANIZATION?

A. The reorganization is intended to qualify as a tax-free transaction for federal income tax purposes. Assuming the reorganization of your fund qualifies for such treatment, you will not recognize a gain or loss for federal income tax purposes as a direct result of the reorganization. As a condition to the closing of the reorganization, your fund will receive an opinion of Willkie Farr & Gallagher LLP to the effect that the reorganization will qualify for such treatment. Opinions of counsel are not binding on the Internal Revenue Service or the courts. You should talk to your tax adviser about any state, local and other tax consequences of your fund’s reorganization.

Q.	WHO WILL PAY FOR THE REORGANIZATION?

A. Your fund’s manager will be responsible for 100% of the fees, costs and expenses allocated to your fund in connection with the reorganization. The Acquiring Fund’s manager and the Acquiring Fund will each be responsible for 50% of the fees, costs and expenses allocated to the Acquiring Fund in connection with the reorganization. Transaction costs, if any, associated with repositioning your fund’s portfolio in connection with the reorganization will be borne by the Acquiring Fund after the reorganization.

Estimated costs of the reorganization have been allocated between your fund and the Acquiring Fund as follows: Legal—your fund: $75,000, the Acquiring Fund: $75,000; Audit—your fund: $5,000, the Acquiring Fund: $5,000; and Printing, postage, proxy out-of-pocket costs and proxy solicitation, mailing, reporting and tabulation costs (approximately $181,000)—all allocated to your fund.

Legg Mason, Inc., on behalf of your fund, has retained Computershare Fund Services, a proxy solicitation firm, to assist in the solicitation of proxies. It is anticipated that Computershare Fund Services will be paid approximately $71,000, which is included in the amount above, for such solicitation services, to be borne by your fund’s manager as described above.

Q.	HOW DOES THE BOARD RECOMMEND THAT I VOTE?

A. The Board, including all of the independent Board members, unanimously recommends that you vote FOR the reorganization of your fund.

Q.	WHAT HAPPENS IF THE REORGANIZATION IS NOT APPROVED?

A. If the shareholders of your fund do not approve the reorganization of your fund, then you will remain a shareholder of your fund.

Q.	I AM AN INVESTOR WHO HOLDS A SMALL NUMBER OF SHARES. WHY SHOULD I VOTE?

A. Your vote makes a difference. If many shareholders like you fail to vote their proxies, your fund may not receive enough votes to go forward with the shareholder meeting, and additional costs will be incurred to solicit additional proxies.

Q.	WHEN IS THE REORGANIZATION OF MY FUND EXPECTED TO HAPPEN?

A. If shareholders approve the reorganization of your fund, the reorganization of your fund is expected to occur on or about April 21, 2011.

Q.	HOW CAN I VOTE OR AUTHORIZE A PROXY TO VOTE?

A. In addition to voting in person at the Meeting or authorizing a proxy to vote by mail by returning the enclosed proxy card, you also may authorize a proxy to vote by either touch-tone telephone or online via the Internet, as follows:

To authorize a proxy to vote by touch-tone telephone:	To authorize a proxy to vote by Internet:

(1) Read the Proxy Statement/Prospectus and have your Proxy Card at hand.	(1) Read the Proxy Statement/Prospectus and have your Proxy Card at hand.

(2) Call the toll-free number that appears on your Proxy Card.	(2) Go to the website that appears on your Proxy Card.

(3) Enter the control number set out on the Proxy Card and follow the simple instructions.	(3) Enter the control number set out on the Proxy Card and follow the simple instructions.

Q.	WHO GETS TO VOTE?

A. If you owned shares of your fund at the close of business on December 15, 2010, you are entitled to vote those shares, even if you are no longer a shareholder of the fund.

Q.	WHOM DO I CALL IF I HAVE QUESTIONS?

A. If you need more information or have any questions about how to authorize a proxy to cast your vote, please call Computershare Fund Services, your fund’s proxy solicitor, at 1-888-985-2050.

Your vote is important. Please authorize a proxy to vote promptly to avoid the additional expense of another solicitation.

LEGG MASON PARTNERS EQUITY TRUST

a Maryland statutory trust

LEGG MASON CLEARBRIDGE CAPITAL FUND

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held on April 13, 2011

Please take notice that a Special Meeting of Shareholders (the “Meeting”) of Legg Mason ClearBridge Capital Fund (the “Target Fund”), a series of Legg Mason Partners Equity Trust, will be held at the offices of Legg Mason Partners Fund Advisor, LLC, 620 Eighth Avenue, New York, New York 10018, on April 13, 2011, at 10:00 a.m., Eastern time, for the following purposes:

PROPOSAL 1:	To consider and vote upon the Agreement and Plan of Reorganization, providing for (i) the acquisition of all of the assets of the Target Fund, in exchange for the assumption of all of the liabilities of the Target Fund by Legg Mason ClearBridge Mid Cap Core Fund (the “Acquiring Fund”), a series of Legg Mason Partners Equity Trust, and for shares of the Acquiring Fund to be distributed to the shareholders of the Target Fund and (ii) the subsequent termination of the Target Fund.

PROPOSAL 2:	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

The appointed proxies will vote in their discretion on any other business as may properly come before the Meeting or any adjournments or postponements thereof.

Shareholders of record of the Target Fund at the close of business on December 15, 2010 are entitled to notice of, and to vote at, the Meeting and at any adjournments or postponements thereof.

YOUR VOTE ON THIS MATTER IS IMPORTANT. PLEASE AUTHORIZE A PROXY TO VOTE YOUR SHARES PROMPTLY BY SIGNING AND DATING THE ENCLOSED PROXY CARD AND RETURNING IT IN THE ACCOMPANYING POSTAGE-PAID RETURN ENVELOPE OR BY FOLLOWING THE ENCLOSED INSTRUCTIONS TO AUTHORIZE A PROXY BY TELEPHONE OR OVER THE INTERNET TO CAST YOUR VOTES.

By order of the Board of Trustees,

Robert I. Frenkel
Secretary
Legg Mason Partners Equity Trust

January 5, 2011

PROXY STATEMENT/PROSPECTUS

January 5, 2011

PROXY STATEMENT FOR:

LEGG MASON PARTNERS EQUITY TRUST

LEGG MASON CLEARBRIDGE CAPITAL FUND

(the “Target Fund”)

55 Water Street

New York, New York 10041

1-877-721-1926

PROSPECTUS FOR:

LEGG MASON PARTNERS EQUITY TRUST

LEGG MASON CLEARBRIDGE MID CAP CORE FUND

(the “Acquiring Fund”)

(each a “Fund” and together, the “Funds”)

55 Water Street

New York, New York 10041

1-877-721-1926

This combined Proxy Statement and Prospectus (the “Proxy Statement/Prospectus”) is being furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Legg Mason Partners Equity Trust for a Special Meeting of Shareholders of the Target Fund (the “Meeting”). The Meeting will be held on April 13, 2011, at 10:00 a.m., Eastern time, at the offices of Legg Mason Partners Fund Advisor, LLC, 620 Eighth Avenue, New York, New York 10018. At the Meeting, shareholders of the Target Fund as of the close of business on December 15, 2010 (the “Record Date”) will be asked to consider and act upon the following:

PROPOSAL 1:	To approve the Agreement and Plan of Reorganization (the “Reorganization Agreement”), providing for (i) the acquisition of all of the assets of the Target Fund, in exchange for the assumption of all of the liabilities of the Target Fund by the Acquiring Fund and for shares of the Acquiring Fund to be distributed to the shareholders of the Target Fund (the “Reorganization”) and (ii) the subsequent termination of the Target Fund.

PROPOSAL 2:	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

The Reorganization Agreement contemplates the transfer of all of the assets of the Target Fund to the Acquiring Fund, in exchange for the assumption of all of the liabilities of the Target Fund by the Acquiring Fund and for shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the Target Fund. The Target Fund would then distribute to its shareholders the portion of the shares of the Acquiring Fund to which each such shareholder is entitled, with each shareholder receiving shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of the Target Fund held by that shareholder as of the close of business on the day of the closing of the Reorganization. Thereafter, the Target Fund would be terminated.

As a shareholder of the Target Fund, you are being asked to consider and vote upon the approval of the Reorganization Agreement pursuant to which the Reorganization of the Target Fund would be accomplished. Because the Reorganization will result in shareholders of the Target Fund holding shares of the Acquiring Fund, this Proxy Statement also serves as a Prospectus for the Acquiring Fund.

If the Reorganization of the Target Fund is approved, the shareholders of the Target Fund will receive shares of the Acquiring Fund according to the following chart:

Target Fund—Share Class Exchanged	Acquiring Fund—Share Class Received*
Class A Class B Class C Class I	Class A Class B Class C Class I

*	The Acquiring Fund also offers Class FI, Class R, Class R1 and Class IS shares, and has outstanding Class 1 shares, which are not available for purchase or incoming exchanges. These classes are not offered by this Proxy Statement/Prospectus.

If the Reorganization Agreement is approved, the shareholders of the Target Fund will receive full and fractional shares of the Acquiring Fund of the corresponding class of shares of the Target Fund set forth in the above chart.

No sales charge will be imposed on the shares of the Acquiring Fund received by Target Fund shareholders in connection with the Reorganization. For more information about the classes of shares offered by each of the Funds, see “Summary—Comparison of Sales Loads, Distribution and Shareholder Servicing Arrangements and Purchase, Redemption and Exchange Policies and Procedures” and “Purchases, Redemptions and Exchanges of Fund Shares; Other Shareholder Information” in this Proxy Statement/Prospectus.

The Reorganization is being structured as a tax-free reorganization for federal income tax purposes. See “Information about the Proposed Reorganization—Federal Income Tax Consequences” below. Shareholders should consult their tax advisers to determine the actual impact of the Reorganization in light of their individual tax circumstances.

Each Fund is a separate series of a registered open-end management investment company organized as a Maryland statutory trust. The investment objectives and principal investment strategies of the Target Fund are generally similar to those of the Acquiring Fund. There are certain differences, however, in the Funds’ investment objectives, policies, strategies and principal risks. Please see “Comparison of Investment Objectives, Strategies and Principal Risks of Investing in the Funds” in this Proxy Statement/Prospectus.

This Proxy Statement/Prospectus, which you should retain for future reference, sets forth concisely the information about the Acquiring Fund that a prospective investor should know before investing. A Statement of Additional Information (the “Reorganization SAI”) dated January 5, 2011, relating to this Proxy Statement/Prospectus and the Reorganization has been filed with the Securities and Exchange Commission (the “SEC”) and is incorporated by reference into this Proxy Statement/Prospectus. A copy of the Reorganization SAI is available upon request and without charge by writing to the Acquiring Fund at the address listed above or calling the Acquiring Fund at 1-877-721-1926.

For more information regarding the Funds, see the current prospectuses of the Funds (the “Prospectuses”) and statements of additional information of the Funds (the “Fund SAIs”) filed with the SEC on the dates as listed in Appendix A. The Target Fund Prospectus and the Target Fund SAI are incorporated into this Proxy Statement/Prospectus by reference. The Prospectus of the Acquiring Fund is not being incorporated by reference.

The audited financial statements and related independent registered public accounting firm’s report for the Target Fund contained in the annual report for the fiscal year ended October 31, 2010 are incorporated herein by reference. You may receive without charge a copy of the Prospectuses, Fund SAIs, and annual report for each Fund by calling the Funds at 1-877-721-1926, or by writing the Funds at the address listed above.

The financial highlights for the Acquiring Fund contained in the annual report to shareholders for the fiscal year ended October 31, 2010 are attached to this Proxy Statement/Prospectus as Appendix C. In addition, you can copy and review this

ii

Proxy Statement/Prospectus and the complete filing on Form N-14 containing the Proxy Statement/Prospectus and any of the above-referenced documents at the SEC’s Public Reference Room in Washington, DC. You may obtain information about the operation of the Public Reference Room by calling the SEC at (202) 551-8090. Reports and other information about each Fund are available on the EDGAR Database on the SEC’s internet site at www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Room, 100 F Street, N.E., Washington, DC 20549.

A copy of the form of Reorganization Agreement pertaining to the Reorganization accompanies this Proxy Statement/Prospectus as Appendix B.

The information contained herein concerning the Target Fund has been provided by, and is included herein in reliance upon, the Target Fund. The information contained herein concerning the Acquiring Fund has been provided by, and is included herein in reliance upon, the Acquiring Fund.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

iii

SUMMARY

This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Proxy Statement/Prospectus and the Reorganization Agreement, the form of which is attached to this Proxy Statement/Prospectus as Appendix B.

Proposed Reorganization

At meetings held on November 3-4, 2010, the Board of Legg Mason Partners Equity Trust, including all of the Board members who are not “interested persons” of the Funds under the Investment Company Act of 1940, as amended (the “1940 Act”) (“Independent Board Members”), unanimously approved the Reorganization Agreement. The Reorganization Agreement provides for:

1. the transfer of all of the assets of the Target Fund, in exchange for the assumption of all of the liabilities of the Target Fund by the Acquiring Fund and for shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of the Target Fund;

2. the distribution of shares of the Acquiring Fund to the shareholders of the Target Fund; and

3. the termination of the Target Fund.

The Reorganization Agreement is subject to approval by the shareholders of the Target Fund. The Reorganization, if approved by shareholders of the Target Fund, is scheduled to be effective as of the close of business on April 21, 2011, or on such later date as the parties may agree (“Closing Date”). As a result of the Reorganization, each shareholder of the Target Fund will become the owner of the number of full and fractional shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder’s Target Fund shares as of the close of business on the Closing Date. Class A, Class B, Class C and Class I shareholders of the Target Fund will receive the same class of shares of the Acquiring Fund. See “Information about the Proposed Reorganization” below. For more information about the classes of shares offered by the Funds, see “Summary—Comparison of Sales Loads, Distribution and Shareholder Servicing Arrangements and Purchase, Redemption and Exchange Policies and Procedures” below and “Purchases, Redemptions and Exchanges of Fund Shares; Other Shareholder Information” below.

For the reasons set forth below in “Information about the Proposed Reorganization—Reasons for the Reorganization and Board Considerations,” the Board, including all of the Independent Board Members, has concluded that participation in the Reorganization of the Target Fund is in the best interests of the Target Fund and that the interests of the Target Fund’s existing shareholders would not be diluted as a result of the Reorganization. The Board, therefore, is hereby submitting the Reorganization Agreement to the shareholders of the Target Fund and recommending that shareholders of the Target Fund vote “FOR” the Reorganization Agreement effecting the Reorganization. The Board has also approved the Reorganization on behalf of the Acquiring Fund.

Approval of the Reorganization of the Target Fund will require the affirmative vote of a majority of the outstanding voting securities of the Target Fund, as defined in the 1940 Act. A “majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of (a) 67% or more of the voting power of the voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Target Fund are present at the Meeting or represented by proxy, or (b) more than 50% of the voting power of the outstanding voting securities of the Target Fund. See “Additional Information about the Target Fund and the Acquiring Fund—Voting Information” below.

As a condition to the closing of the Reorganization, each party to the Reorganization Agreement (other than Legg Mason Partners Fund Advisor, LLC (“LMPFA”)), must receive an opinion of Willkie Farr & Gallagher LLP to the effect that the Reorganization will be treated as a “reorganization” within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, subject to the limited exceptions described below under the heading “Information about the Proposed Reorganization—Federal Income Tax Consequences,” it is expected that neither the Target Fund nor its shareholders will recognize gain or loss as a result of the Reorganization, and that the aggregate tax basis of the Acquiring Fund shares received by each Target Fund shareholder will be the same as the aggregate tax basis of the shareholder’s Target Fund shares. For more information about the federal income tax consequences of the Reorganization, see “Information about the Proposed Reorganization—Federal Income Tax Consequences” below.

It is expected that the Target Fund will sell portfolio assets in connection with the Reorganization. The tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the Target Fund’s tax basis in such assets. Any net capital gains recognized on these sales, after the application of any available capital loss carryovers, will be distributed to the Target Fund shareholders as capital gain dividends (to the extent of net capital gain, i.e., the excess of net long-term capital gain over net short-term capital loss) and/or ordinary dividends (to the extent of the excess of net short-term capital gain over net long-term capital loss) during or with respect to the Target Fund’s taxable year that ends on the Closing Date, and any such distributions will be taxable to shareholders. In addition, the Target Fund will distribute to its shareholders, in one or more taxable distributions, all of the net investment income and net capital gain realized in the normal course of its operations and not previously distributed for taxable years ending on or prior to the Closing Date. The transaction costs associated with repositioning the Target Fund’s portfolio in connection with the Reorganization are expected to be borne by the Acquiring Fund after the Reorganization.

Certain Defined Terms Used in this Proxy Statement/Prospectus

The Target Fund and the Acquiring Fund are each series of a Maryland statutory trust. For ease of reference and clarity of presentation, shares of beneficial interest of the Acquiring Fund and Target Fund are hereinafter referred to as “shares,” holders of shares are hereinafter referred to as “shareholders” and the Board of Trustees overseeing the Acquiring Fund and the Target Fund is referred to herein as the “Board.”

Comparison of Investment Objectives and Principal Investment Strategies

This section will help you compare the investment objectives and principal investment strategies of the Target Fund and the Acquiring Fund. Please be aware that this is only a brief discussion. More detailed comparisons of the Funds, including risks, and a chart providing a side-by-side comparison of the Funds and their investment objectives, principal investment strategies and management, appear below in this Proxy Statement/Prospectus. The investment objectives and principal investment strategies of the Acquiring Fund will apply to the combined Fund following the Reorganization. More information can be found in each Fund’s Prospectus and Fund SAI.

The Funds have similar investment objectives. The Acquiring Fund seeks long-term capital growth. The Target Fund seeks capital appreciation through investment in securities which the portfolio managers believe have above-average capital appreciation potential.

Under normal circumstances, the Acquiring Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities, or other investments with similar economic characteristics, of medium capitalization companies. The Target Fund invests primarily in equity securities of U.S. companies. These companies typically range in size from established large capitalization companies to medium capitalization companies. However, the Target Fund may also invest in small capitalization companies, including those at the beginning of their life cycles. Each Fund may invest in foreign securities both directly and through depositary receipts of those securities.

	Target Fund	Acquiring Fund
Investment Objective	The Target Fund seeks capital appreciation through investment in securities which the portfolio managers believe have above-average capital appreciation potential.	The Acquiring Fund seeks long-term capital growth.

Principal Investment Strategy	The Target Fund invests primarily in companies ranging in size from medium- to large-capitalization. The Target Fund does not have an 80% investment policy, but primarily invests in equity securities of U.S. companies.	The Acquiring Fund focuses on medium-capitalization companies. The Acquiring Fund invests, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes in equity securities, or other investments with similar economic characteristics, of medium-sized companies.

	Target Fund	Acquiring Fund
Selection Process	The portfolio managers of the Target Fund seek to identify companies through careful fundamental analysis of each company and its financial characteristics. The portfolio managers of the Target Fund look for (i) security prices which appear to undervalue the company’s assets or do not accurately reflect certain other factors, (ii) special situations and (iii) growth potential due to various factors.	The Acquiring Fund’s investment process employs fundamental and quantitative analysis to identify attractive investment candidates. The portfolio managers of the Acquiring Fund consider (i) cash flow generation relative to operating assets and market valuation, (ii) earning power relative to operating assets and market valuation, (iii) growth prospects relative to company historical growth rates and market expectations, (iv) capital allocation discipline, (v) balance sheet strength and dynamics, (vi) returns on capital and (vii) quality of company management and soundness of strategic plan.

Fixed Income Investments/Debt Securities	The Target Fund’s key investments include fixed income investments. The Target Fund may invest up to 20% of its assets in non-convertible debt securities rated below investment grade or, if unrated, of equivalent quality as determined by the portfolio managers. In addition, the Target Fund may invest up to 10% of its assets in distressed debt securities. The Target Fund may invest in all types of fixed income securities of governmental issuers in all countries, including emerging markets.	The Acquiring Fund has no principal strategy relating to fixed income investments (except for temporary defensive purposes).

Foreign Investments	The Target Fund may invest up to 35% of its assets in securities of foreign issuers.	The Acquiring Fund may invest up to 25% of its assets in securities of foreign issuers.

Borrowing	The Target Fund includes as a non-principal strategy that it may borrow up to 15% of its total assets.	The Acquiring Fund does not have a comparable strategy.

Diversification	The Target Fund is non-diversified.	The Acquiring Fund is diversified.

Effect on Expenses

This section summarizes the effect of the Reorganization on the fees and expenses of the Target Fund.

Class A, Class B, Class C and Class I shareholders of the Target Fund will receive the same class of shares of the Acquiring Fund.

As a result of the Reorganization, total gross annual fund operating expenses for Class B shares of the Target Fund are expected to increase from 2.15% to 2.23%. However, total net annual fund operating expenses are expected to decrease for Class B shares to 2.01%. Management has agreed to forgo fees and/or reimburse operating expenses through December 31, 2012 so that total annual operating expenses will not exceed 1.23%, 2.01% and 1.94% for Class A, Class B and Class C shares, respectively. Management agreed to expense limits based on the Target Fund’s assets and expenses as of August 31, 2010, which was the date of the most recent Fund assets and expenses information available to management when management presented the proposed expense limitations to the Board. As of that date, the Target Fund’s total net annual operating expenses were 1.23%, 2.01% and 1.94% for Class A, Class B and Class C shares, respectively. As of October 31, 2010, which is the date of the fee tables in the section captioned “Summary—Comparison of Fees and Expenses,” the Target Fund’s total net annual operating expenses for Class A, Class B and Class C shares, updated to reflect current fees, were 1.38%, 2.14% and 2.11%, respectively. Total gross annual fund operating expenses for the Target Fund Class I shareholders are expected to remain the same after the Reorganization. After the Reorganization, the current expense cap of 0.95% for Class I shares of the Target Fund will increase to 1.05% for Class I shares of the Acquiring Fund.

Comparison of Fees and Expenses

The tables below compare the fees and expenses of Class A, Class B, Class C and Class I shares of the Target Fund, which are taken from the Target Fund’s current annual shareholder report, dated as of October 31, 2010, and the fees and expenses of Class A, Class B, Class C and Class I of the Acquiring Fund, which are taken from the Acquiring Fund’s current annual shareholder report, dated as of October 31, 2010. The tables also show the estimated fees and expenses of the Class A, Class B, Class C and Class I shares of the combined Fund, on a pro forma basis. The fees and expenses shown in the tables below are taken from the current annual shareholder report of each Fund and are updated to reflect current fees, but the amounts shown under “Fees forgone and expenses reimbursed” and “Net total annual fund operating expenses” for the Acquiring Fund and the Acquiring Pro Forma Combined Fund reflect the application of expense caps that were approved by the Board at its meeting on November 3-4, 2010. As a general matter, changes (positive or negative) in a Fund’s expense ratio resulting from fluctuations in the Target Fund’s or Acquiring Fund’s net assets will be borne by the shareholders of the applicable Fund and the combined Fund. The actual fees and expenses of the Funds and the combined Fund as of the Closing Date may differ from those reflected in the tables below.

Class A Shares

	Pre-Reorganization
	Legg Mason ClearBridge Capital Fund Class A*	Legg Mason ClearBridge Mid Cap Core Fund Class A*	Legg Mason ClearBridge Mid Cap Core Fund Pro Forma Combined Fund Class A*
Shareholder fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.75	5.75	5.75
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase redemption)	Generally, none	None	None
Annual Fund operating expenses (expenses that you pay each year as a percentage of the value of your investment) (%)
Management fees	0.74	0.75	0.75
Distribution and/or service (12b-1) fees	0.25	0.25	0.25
Dividend expense on securities sold short	0.02	0.00	0.00
Interest expense on borrowings	0.08	0.00	0.00
Other expenses	0.29	0.43	0.37

Total annual fund operating expenses	1.38	1.43	1.37

Fees forgone and expenses reimbursed	N/A	N/A	(0.14	)(a)
Net total annual fund operating expenses	N/A	N/A	1.23	(a)

*	Class A shares of the Target Fund will receive Class A shares of the Acquiring Fund in the Reorganization.

(a)

The manager has agreed to forgo fees and/or reimburse operating expenses (other than interest, brokerage, dividend expenses, taxes, extraordinary expenses and acquired fund fees and expenses) so that total annual operating expenses are not expected to exceed 1.23% for Class A shares. This arrangement cannot be terminated prior to December 31, 2012 without the Board’s consent. The manager is permitted to recapture amounts forgone or reimbursed to Class A shares during the same fiscal year if Class A shares’ total annual operating expenses have fallen to a level below the limit described above.

The following examples help you compare the costs of investing in Class A shares of each Fund and the combined Fund with the costs of investing in other mutual funds. The examples assume that you invest $10,000 for the periods shown, that your investment has a 5% return each year, that you reinvest all distributions and dividends, and that the Funds’ operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

WITH OR WITHOUT REDEMPTION OF SHARES:

	1 Year	3 Years	5 Years	10 Years
Legg Mason ClearBridge Capital Fund—Class A	$707	$986	$1,286	$2,136
Legg Mason ClearBridge Mid Cap Core Fund—Class A	$712	$1,001	$1,311	$2,188
Legg Mason ClearBridge Mid Cap Core Fund Pro Forma Combined Fund—Class A	$693	$970	$1,269	$2,114

Class B Shares

	Pre-Reorganization
	Legg Mason ClearBridge Capital Fund Class B*	Legg Mason ClearBridge Mid Cap Core Fund Class B*	Legg Mason ClearBridge Mid Cap Core Fund Pro Forma Combined Fund Class B*
Shareholder fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a % of offering price)	None	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase redemption)	5.00	5.00	5.00
Annual Fund operating expenses (expenses that you pay each year as a percentage of the value of your investment) (%)
Management fees	0.74	0.75	0.75
Distribution and/or service (12b-1) fees	1.00	1.00	1.00
Dividend expense on securities sold short	0.02	0.00	0.00
Interest expense on borrowings	0.08	0.00	0.00
Other expenses	0.31	0.59	0.48

Total annual fund operating expenses	2.15	2.34	2.23

Fees forgone and expenses reimbursed	N/A	N/A	(0.22	)(a)
Net total annual fund operating expenses	N/A	N/A	2.01	(a)

*	Class B shares of the Target Fund will receive Class B shares of the Acquiring Fund in the Reorganization.

(a)

The manager has agreed to forgo fees and/or reimburse operating expenses (other than interest, brokerage, dividend expenses, taxes, extraordinary expenses and acquired fund fees and expenses) so that total annual operating expenses are not expected to exceed 2.01% for Class B shares. This arrangement cannot be terminated prior to December 31, 2012 without the Board’s consent. The manager is permitted to recapture amounts forgone or reimbursed to Class B shares during the same fiscal year if Class B shares’ total annual operating expenses have fallen to a level below the limit described above.

The following examples help you compare the costs of investing in Class B shares of each Fund and the combined Fund with the costs of investing in other mutual funds. The examples assume that you invest $10,000 for the periods shown, that your investment has a 5% return each year, that you reinvest all distributions and dividends, and that the Funds’ operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

WITH REDEMPTION OF SHARES:

	1 Year	3 Years	5 Years	10 Years
Legg Mason ClearBridge Capital Fund—Class B	$718	$975	$1,258	$2,294
Legg Mason ClearBridge Mid Cap Core Fund—Class B	$737	$1,030	$1,350	$2,449
Legg Mason ClearBridge Mid Cap Core Fund Pro Forma Combined Fund—Class B	$704	$976	$1,275	$2,330

WITHOUT REDEMPTION OF SHARES:

	1 Year	3 Years	5 Years	10 Years
Legg Mason ClearBridge Capital Fund—Class B	$218	$675	$1,158	$2,294
Legg Mason ClearBridge Mid Cap Core Fund—Class B	$237	$730	$1,250	$2,449
Legg Mason ClearBridge Mid Cap Core Fund Pro Forma Combined Fund—Class B	$204	$676	$1,175	$2,330

Class C Shares

	Pre-Reorganization
	Legg Mason ClearBridge Capital Fund Class C*	Legg Mason ClearBridge Mid Cap Core Fund Class C*	Legg Mason ClearBridge Mid Cap Core Fund Pro Forma Combined Fund Class C*
Shareholder fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a % of offering price)	None	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase redemption)	1.00	1.00	1.00
Annual Fund operating expenses (expenses that you pay each year as a percentage of the value of your investment) (%)
Management fees	0.74	0.75	0.75
Distribution and/or service (12b-1) fees	1.00	1.00	1.00
Dividend expense on securities sold short	0.02	0.00	0.00
Interest expense on borrowings	0.08	0.00	0.00
Other expenses	0.27	0.40	0.32

Total annual Fund operating expenses	2.11	2.15	2.07

Fees forgone and expenses reimbursed	N/A	N/A	(0.13	)(a)
Net total annual fund operating expenses	N/A	N/A	1.94	(a)

*	Class C shares of the Target Fund will receive Class C shares of the Acquiring Fund in the Reorganization.

(a)

The manager has agreed to forgo fees and/or reimburse operating expenses (other than interest, brokerage, dividend expenses, taxes, extraordinary expenses and acquired fund fees and expenses) so that total annual operating expenses are not expected to exceed 1.94% for Class C shares. This arrangement cannot be terminated prior to December 31, 2012 without the Board’s consent. The manager is permitted to recapture amounts forgone or reimbursed to Class C shares during the same fiscal year if Class C shares’ total annual operating expenses have fallen to a level below the limit described above.

The following examples help you compare the costs of investing in Class C shares of each Fund and the combined Fund with the costs of investing in other mutual funds. The examples assume that you invest $10,000 for the periods shown, that your investment has a 5% return each year, that you reinvest all distributions and dividends, and that the Funds’ operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

WITH REDEMPTION OF SHARES:

	1 Year	3 Years	5 Years	10 Years
Legg Mason ClearBridge Capital Fund—Class C	$314	$663	$1,138	$2,451
Legg Mason ClearBridge Mid Cap Core Fund—Class C	$318	$673	$1,154	$2,482
Legg Mason ClearBridge Mid Cap Core Fund Pro Forma Combined Fund—Class C	$297	$638	$1,105	$2,398

WITHOUT REDEMPTION OF SHARES:

	1 Year	3 Years	5 Years	10 Years
Legg Mason ClearBridge Capital Fund—Class C	$214	$663	$1,138	$2,451
Legg Mason ClearBridge Mid Cap Core Fund—Class C	$218	$673	$1,154	$2,482
Legg Mason ClearBridge Mid Cap Core Fund Pro Forma Combined Fund—Class C	$197	$638	$1,105	$2,398

Class I Shares

	Pre-Reorganization
	Legg Mason ClearBridge Capital Fund Class I*		Legg Mason ClearBridge Mid Cap Core Fund Class I*		Legg Mason ClearBridge Mid Cap Core Fund Pro Forma Combined Fund Class I*
Shareholder fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a % of offering price)	None		None		None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase redemption)	None		None		None
Annual Fund operating expenses (expenses that you pay each year as a percentage of the value of your investment) (%)
Management fees	0.74		0.75		0.75
Distribution and/or service (12b-1) fees	0.00		0.00		0.00
Dividend expense on securities sold short	0.02		0.00		0.00
Interest expense on borrowings	0.08		0.00		0.00
Other expenses	0.13		0.23		0.11

Total annual fund operating expenses	0.97		0.98		0.86

Fees forgone and expenses reimbursed	N/A	(a)	N/A	(b)	N/A	(b)
Net total annual fund operating expenses	N/A	(a)	N/A	(b)	N/A	(b)

*	Class I shares of the Target Fund will receive Class I shares of the Acquiring Fund in the Reorganization.

(a)

The manager has agreed to forgo fees and/or reimburse operating expenses (other than interest, brokerage, dividend expenses, taxes, extraordinary expenses and acquired fund fees and expenses) so that total annual operating expenses are not expected to exceed 0.95% for Class I shares. This arrangement cannot be terminated prior to December 31, 2012 without the Board’s consent. The manager is permitted to recapture amounts forgone or reimbursed to Class I shares during the same fiscal year if Class I shares’ total annual operating expenses have fallen to a level below the limit described above.

(b)

The manager has agreed to forgo fees and/or reimburse operating expenses (other than interest, brokerage, dividend expenses, taxes, extraordinary expenses and acquired fund fees and expenses) so that total annual operating expenses are not expected to exceed 1.05% for Class I shares. This arrangement cannot be terminated prior to December 31, 2012 without the Board’s consent. The manager is permitted to recapture amounts forgone or reimbursed to Class I shares during the same fiscal year if Class I shares’ total annual operating expenses have fallen to a level below the limit described above.

The following examples help you compare the costs of investing in Class I shares of each Fund and the combined Fund with the costs of investing in other mutual funds. The examples assume that you invest $10,000 for the periods shown, that your investment has a 5% return each year, that you reinvest all distributions and dividends, and that the Funds’ operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

WITH OR WITHOUT REDEMPTION OF SHARES:

	1 Year	3 Years	5 Years	10 Years
Legg Mason ClearBridge Capital Fund—Class I	$99	$309	$536	$1,189
Legg Mason ClearBridge Mid Cap Core Fund—Class I	$100	$312	$542	$1,203
Legg Mason ClearBridge Mid Cap Core Fund Pro Forma Combined Fund—Class I	$88	$274	$476	$1,060

Comparison of Sales Loads, Distribution and Shareholder Servicing Arrangements and Purchase, Redemption and Exchange Policies and Procedures

No sales loads or deferred sales charges will be incurred by Target Fund shareholders as a result of the Reorganization.

The exchange privileges that shareholders of the Target Fund currently have with the other funds distributed by Legg Mason Investor Services, LLC (“LMIS” or the “distributor”) will not change.

More information about the sales load, distribution and shareholder servicing arrangements for the shares of the Acquiring Fund and the procedures for making purchases, redemptions and exchanges of shares are set forth in “Purchases, Redemptions and Exchanges of Fund Shares; Other Shareholder Information” below.

COMPARISON OF INVESTMENT OBJECTIVES, STRATEGIES AND PRINCIPAL RISKS OF

INVESTING IN THE FUNDS

The following discussion comparing the investment objectives, strategies and principal risks of the Target Fund with the Acquiring Fund is based upon and qualified in its entirety by the disclosure appearing in the Prospectuses (as supplemented) of the Funds under the captions “Investment objective,” “Principal investment strategies,” “Certain risks” and “More on the fund’s investment strategies, investments and risks.” The Prospectuses (as supplemented from time to time) are dated as follows:

Target Fund	Prospectus Dated
Legg Mason ClearBridge Capital Fund	February 26, 2010

Acquiring Fund	Prospectus Dated
Legg Mason ClearBridge Mid Cap Core Fund	February 26, 2010

The investment objective and principal investment strategies and principal risks of the Acquiring Fund will apply to the combined Fund following the Reorganization with the Target Fund.

Investment Objectives

The Acquiring Fund seeks long-term capital growth. The Target Fund seeks capital appreciation through investment in securities which the portfolio managers believe have above-average capital appreciation potential.

Primary Investment Policies and Strategies

Under normal circumstances, the Acquiring Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities, or other investments with similar economic characteristics, of medium capitalization companies. The Target Fund invests primarily in equity securities of U.S. companies. These companies typically range in size from established large capitalization companies to medium capitalization companies. However, the Target Fund may also invest in small capitalization companies, including those at the beginning of their life cycles. Each Fund may invest in foreign securities both directly and through depositary receipts of those securities.

	Target Fund	Acquiring Fund
Investment Objective	The Target Fund seeks capital appreciation through investment in securities which the portfolio managers believe have above-average capital appreciation potential.	The Acquiring Fund seeks long-term capital growth.

Principal Investment Strategy	The Target Fund invests primarily in companies ranging in size from medium- to large-capitalization. The Target Fund does not have an 80% investment policy, but primarily invests in equity securities of U.S. companies.	The Acquiring Fund focuses on medium-capitalization companies. The Acquiring Fund invests, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes in equity securities, or other investments with similar economic characteristics, of medium-sized companies.

	Target Fund	Acquiring Fund
Selection Process	The portfolio managers of the Target Fund seek to identify companies through careful fundamental analysis of each company and its financial characteristics. The portfolio managers of the Target Fund look for (i) security prices which appear to undervalue the company’s assets or do not accurately reflect certain other factors, (ii) special situations and (iii) growth potential due to various factors.	The Acquiring Fund’s investment process employs fundamental and quantitative analysis to identify attractive investment candidates. The portfolio managers of the Acquiring Fund consider (i) cash flow generation relative to operating assets and market valuation, (ii) earning power relative to operating assets and market valuation, (iii) growth prospects relative to company historical growth rates and market expectations, (iv) capital allocation discipline, (v) balance sheet strength and dynamics, (vi) returns on capital and (vii) quality of company management and soundness of strategic plan.

Fixed Income Investments/Debt Securities	The Target Fund’s key investments include fixed income investments. The Target Fund may invest up to 20% of its assets in non-convertible debt securities rated below investment grade or, if unrated, of equivalent quality as determined by the portfolio managers. In addition, the Target Fund may invest up to 10% of its assets in distressed debt securities. The Target Fund may invest in all types of fixed income securities of governmental issuers in all countries, including emerging markets.	The Acquiring Fund has no principal strategy relating to fixed income investments (except for temporary defensive purposes).

Foreign Investments	The Target Fund may invest up to 35% of its assets in securities of foreign issuers.	The Acquiring Fund may invest up to 25% of its assets in securities of foreign issuers.

Borrowing	The Target Fund includes as a non-principal strategy that it may borrow up to 15% of its total assets.	The Acquiring Fund does not have a comparable strategy.

Diversification	The Target Fund is non-diversified.	The Acquiring Fund is diversified.

Risk Factors

Because the Funds have similar investment objectives and principal investment policies and strategies, the Funds share many of the same risks, but each Fund characterizes its principal risks differently. You could lose money on your investment in either Fund and either Fund may not perform as well as other investments.

The following summarizes the principal risks of investing in either of the Funds:

•

Stock market and interest rate risk. The securities markets are volatile and the market prices of the Fund’s securities may decline generally. Securities fluctuate in price based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support could also negatively affect the value and liquidity of certain securities. In addition, legislation recently enacted in the United States calls for changes in many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be known for some time.

•

Issuer risk. The value of a stock can go up or down more than the market as a whole and can perform differently from the value of the market as a whole, often due to disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, major litigation against the issuer or changes in government regulations affecting the issuer or the competitive environment. The Fund may experience a substantial or complete loss on an individual stock. Historically, the prices of securities of small and medium capitalization companies have generally gone up or down more than those of large capitalization companies, although even large capitalization companies may fall out of favor with investors.

•

Liquidity risk. Some securities held by the Fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss.

•

Foreign investments risk. The Fund’s investments in securities of foreign issuers involve greater risk than investments in securities of U.S. issuers. Foreign countries in which the Fund may invest may have markets that are less liquid and more volatile than U.S. markets and may suffer from political or economic instability. In some foreign countries, less information is available about issuers and markets because of less rigorous accounting and regulatory standards than in the United States. Currency fluctuations could erase investment gains or add to investment losses.

The risks of investing in foreign securities are heightened when investing in issuers in emerging market countries.

•

Portfolio selection risk. The value of your investment may decrease if the portfolio managers’ judgment about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements is incorrect.

•

Risk of increase in expenses. Your actual costs of investing in the Fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if a fee limitation is changed or terminated or if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

The Acquiring Fund characterizes the following as an additional principal risk:

•

Medium capitalization company risk. The Fund will be exposed to additional risks as a result of its investments in the securities of medium capitalization companies. Medium capitalization companies may fall out of favor with investors; may have limited product lines, operating histories, markets or financial resources; or may be dependent upon a limited management group. The prices of securities of medium capitalization companies generally are more volatile than those of larger capitalization companies and are more likely to be adversely affected than larger capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession. Securities of medium capitalization companies may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.

The Target Fund characterizes the following as additional principal risks:

•	Large capitalization company risk. Large capitalization companies may fall out of favor with investors.

•

Small and medium capitalization company risk. The Fund will be exposed to additional risks as a result of its investments in the securities of small and medium capitalization companies. Small and medium capitalization companies may fall out of favor with investors; may have limited product lines, operating histories, markets or financial resources; or may be dependent upon a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of larger capitalization companies and are more likely to be adversely affected than larger capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession. Securities of small and medium capitalization companies may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.

•

Non-diversification risk. The Fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a small number of issuers than a diversified fund. To the extent the Fund invests its assets in fewer issuers, the Fund will be more susceptible to negative events affecting those issuers.

Side-by-Side Comparison

The following chart shows a side-by-side comparison of the investment objective, principal investment policies and strategies, manager and portfolio managers of the Target Fund and the Acquiring Fund.

	Legg Mason ClearBridge Capital Fund (Target Fund)	Legg Mason ClearBridge Mid Cap Core Fund (Acquiring Fund)
Investment Objective	The Fund seeks capital appreciation through investment in securities which the portfolio managers believe have above-average capital appreciation potential.	The Fund seeks long-term capital growth.

Principal Investment Strategies

The Fund invests primarily in equity securities of U.S. companies. These companies typically range in size from established large capitalization companies to medium capitalization companies. However, the Fund may also invest in small capitalization companies, including those at the beginning of their life cycles.

The Fund may invest up to 35% of its net assets in the securities of foreign issuers directly or in the form of depositary receipts representing an interest in those securities.

Equity investments. Subject to its particular investment policies, the Fund may invest in all types of equity securities. Equity securities include exchange-traded and over-the-counter (OTC) common and preferred stocks, warrants and rights, securities convertible into common stocks, and securities of other investment companies and of real estate investment trusts.

Under normal circumstances, the Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities, or other investments with similar economic characteristics, of medium capitalization companies. Medium capitalization companies are defined as those companies whose market capitalization values are in the range of the market capitalization values of the constituents of the S&P MidCap 400 Index or the Russell Midcap Index, as determined from time to time. Securities of companies whose market capitalizations no longer meet this definition after purchase by the Fund still will be considered to be securities of medium capitalization companies for purposes of the Fund’s 80% investment policy.

The Fund may invest up to 20% of its assets in equity securities of companies other than medium capitalization companies.

Equity investments. Subject to its particular investment policies, the Fund may invest in all types of equity securities. Equity securities include exchange-traded and over-the-counter (OTC) common and preferred stocks, warrants and rights, securities convertible into common stocks, and securities of other investment companies and of real estate investment trusts.

Legg Mason ClearBridge Capital Fund (Target Fund)	Legg Mason ClearBridge Mid Cap Core Fund (Acquiring Fund)

Fixed income investments. Subject to its particular investment policies, the Fund may invest in all types of fixed income securities. Fixed income securities represent obligations of corporations, governments and other entities to repay money borrowed. Fixed income securities are commonly referred to as “debt,” “debt obligations,” “bonds” or “notes.” The issuer of the fixed income security usually pays a fixed, variable or floating rate of interest, and repays the amount borrowed, usually at the maturity of the security. Some fixed income securities, however, do not pay current interest but are sold at a discount from their face values. Other fixed income securities may make periodic payments of interest and/or principal. Some fixed income securities are partially or fully secured by collateral supporting the payment of interest and principal.

High yield, lower quality securities. The Fund may invest up to 20% of its assets in non-convertible debt securities rated below investment grade by a recognized rating agency or unrated securities determined by the subadviser to be of equivalent quality. These securities are commonly referred to as “junk bonds.”

Distressed debt securities. The Fund may invest up to 10% of its assets in distressed debt securities. Distressed debt securities are debt securities that are subject to bankruptcy proceedings in default or at imminent risk of being in default. Generally, the Fund will invest in distressed debt securities when the portfolio managers believe they offer significant potential for higher returns or can be exchanged for other securities (e.g., equity securities) that offer this potential.

Foreign investments. The Fund may invest up to 25% of its net assets (at the time of investment) in foreign securities. The Fund may invest directly in foreign issuers or in depositary receipts.

Cash management. The Fund may hold cash pending investment, and may invest in money market instruments for cash management purposes up to 10% of its assets. The amount of assets the Fund may hold for cash management purposes will depend on market conditions and the need to meet expected redemption requests.

Derivatives and hedging techniques. The Fund may, but need not, use derivative contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of an asset, such as one or more underlying investments, indexes or currencies. The Fund may engage in a variety of transactions using derivatives, such as futures and options on securities, securities indices or currencies, options on these futures, forward currency contracts, and interest rate or currency swaps. Derivatives may be used by the Fund for any of the following purposes:

•   As a hedging technique in an attempt to manage risk in the Fund’s portfolio

•   As a substitute for buying or selling securities

•   As a cash flow management technique

Legg Mason ClearBridge Capital Fund (Target Fund)	Legg Mason ClearBridge Mid Cap Core Fund (Acquiring Fund)

Derivatives and hedging techniques. The Fund may, but need not, use derivative contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of an asset, such as one or more underlying investments, indexes or currencies. The Fund may engage in a variety of transactions using derivatives, such as futures and options on securities, securities indexes or currencies, options on these futures, and forward foreign currency contracts. Derivatives may be used by the Fund for any of the following purposes:

•   As a hedging technique in an attempt to manage risk in the Fund’s portfolio

•   As a substitute for buying or selling securities

•   As a cash flow management technique

A derivative contract will obligate or entitle the Fund to deliver or receive an asset or cash payment based on the change in value of one or more investments, currencies or indexes. When the Fund enters into derivatives transactions, it may be required to segregate assets or enter into offsetting positions, in accordance with applicable regulations. Such segregation is not a hedging technique and will not limit the Fund’s exposure to loss. The Fund will, therefore, have investment risk with respect to both the derivative itself and the assets that have been segregated to offset the Fund’s derivative exposure. If such segregated assets represent a large portion of the Fund’s portfolio, portfolio management may be affected as covered positions may have to be reduced if it becomes necessary for the Fund to reduce the amount of segregated assets in order to meet redemptions or other obligations.

A derivative contract will obligate or entitle the Fund to deliver or receive an asset or cash payment based on the change in value of one or more investments, currencies or indexes. When the Fund enters into derivatives transactions, it may be required to segregate assets or enter into offsetting positions, in accordance with applicable regulations. Such segregation is not a hedging technique and will not limit the Fund’s exposure to loss. The Fund will, therefore, have investment risk with respect to both the derivative itself and the assets that have been segregated to offset the Fund’s derivative exposure. If such segregated assets represent a large portion of the Fund’s portfolio, portfolio management may be affected as covered positions may have to be reduced if it becomes necessary for the Fund to reduce the amount of segregated assets in order to meet redemptions or other obligations.

Should the Fund invest in derivatives, the Fund will, in determining compliance with any percentage limitation or requirement regarding the use or investment of Fund assets, take into account the market value of the Fund’s derivative positions that are intended to reduce or create exposure to the applicable category of investments.

Short sales. A short sale is a transaction in which the Fund sells securities it does not own in anticipation of a decline in the market price of the securities. The Fund may hold no more than 25% of its net assets (taken at the then current market value) as required collateral for such sales at any one time.

Defensive investing. The Fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instruments, short-term debt securities or cash without regard to any percentage limitations.

Legg Mason ClearBridge Capital Fund (Target Fund)	Legg Mason ClearBridge Mid Cap Core Fund (Acquiring Fund)

Should the Fund invest in derivatives, the Fund will, in determining compliance with any percentage limitation or requirement regarding the use or investment of Fund assets, take into account the market value of the Fund’s derivative positions that are intended to reduce or create exposure to the applicable category of investments.

Sovereign debt. The Fund may invest in sovereign debt, including emerging market sovereign debt. Sovereign debt securities include fixed income securities issued or guaranteed by governments, their agencies and instrumentalities, and issued by supranational entities such as the World Bank or the European Union.

Short sales. A short sale is a transaction in which the Fund sells securities it does not own in anticipation of a decline in the market price of the securities. The Fund may hold no more than 25% of its net assets (taken at the then current market value) as required collateral for such sales at any one time.

Cash management. The Fund may hold cash pending investment, and may invest in money market instruments for cash management purposes. The amount of assets the Fund may hold for cash management purposes will depend on market conditions and the need to meet expected redemption requests.

Defensive investing. The Fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instruments, short-term debt securities or cash without regard to any percentage limitations.

Borrowing. The Fund may borrow up to 15% of its total assets. The Fund will borrow only from banks.

Fund of funds investments. The Fund may be an investment option for other Legg Mason-managed mutual funds that are managed as a “fund of funds.”

Fund of funds investments. The Fund may be an investment option for other Legg Mason-managed mutual funds that are managed as a “fund of funds.”

	Legg Mason ClearBridge Capital Fund (Target Fund)	Legg Mason ClearBridge Mid Cap Core Fund (Acquiring Fund)
Selection Process

The portfolio managers emphasize individual security selection while investing in a variety of industries, which may help to reduce risk. The portfolio managers seek to identify those companies which offer the greatest potential for capital appreciation through careful fundamental analysis of each company and its financial characteristics. The portfolio managers evaluate companies of all sizes but emphasize those with market capitalizations above $1 billion.

In selecting individual companies for investment, the portfolio managers look for the following:

•   Security prices which appear to undervalue the company’s assets or do not adequately reflect factors such as favorable industry trends, lack of investor recognition or the short-term nature of earnings declines

•   Special situations such as existing or possible changes in management, corporate policies, capitalization or regulatory environment, which may boost earnings or the market price of the company’s securities

•   Growth potential due to technological advances, new products or services, new methods of marketing or production, changes in demand or other significant new developments which may enhance future earnings

The Fund pursues a disciplined core investment strategy combining in-depth fundamental and quantitative analysis to identify attractive investment candidates. The portfolio managers obtain market information about the universe of investment candidates and distill that information to select prospective investments. The portfolio managers then establish market-implied growth and return expectations based on current trading prices and challenge those expectations using their insight and proprietary analysis. In selecting companies, the portfolio managers consider:

•   Cash flow generation relative to operating assets and market valuation

•   Earning power relative to operating assets and market valuation

•   Growth prospects relative to company historical growth rates and market expectations

•   Capital allocation discipline

•   Balance sheet strength and dynamics

•   Returns on capital

•   Quality of company management and soundness of strategic plan

While markets are relatively efficient in the long term with economic fundamentals driving asset prices, market inefficiencies often occur, as evidenced by the disproportionate volatility of stock prices relative to publicly available information. The portfolio managers believe this disciplined investment process, employing quantitative and fundamental analysis, can help exploit these market inefficiencies.

Investment Manager/Subadviser	LMPFA/ClearBridge Advisors, LLC (“ClearBridge”)	LMPFA/ClearBridge

Portfolio Managers	Brian M. Angerame and Derek J. Deutsch, CFA	Brian M. Angerame and Derek J. Deutsch, CFA

PURCHASES, REDEMPTIONS AND EXCHANGES OF FUND SHARES; OTHER SHAREHOLDER INFORMATION

This section describes some of the classes of shares that the Acquiring Fund will make available after the Reorganization and how shareholders may buy and sell those Fund shares. It also describes how the Acquiring Fund values its securities and the Fund’s policies on frequent trading of Fund shares.

Choosing a Class of Shares to Buy

Individual investors can generally invest in Class A, Class B and Class C shares. Individual investors who held Class I shares prior to November 20, 2006 may continue to invest in Class I shares.

Retirement Plan and Institutional Investors and Clients of Eligible Financial Intermediaries should refer to “Retirement and Institutional Investors—Eligible Investors” below for a description of the classes available to them. Each class has different sales charges and expenses, allowing you to choose a class that may be appropriate for you.

When choosing which class of shares to buy, you should consider:

•	How much you plan to invest

•	How long you expect to own the shares

•	The expenses paid by each class detailed in the fee table and example at the front of the Fund’s Prospectus

•	Whether you qualify for any reduction or waiver of sales charges

•	Availability of share classes

If you are choosing between Class A and Class B shares, it will in almost all cases be the more economical choice for you to purchase Class A shares if you plan to purchase shares in an amount of $100,000 or more (whether in a single purchase or through aggregation of eligible holdings). This is because of the reduced sales charge available on larger investments of Class A shares and the lower ongoing expenses of Class A shares compared to Class B shares.

If you intend to invest for only a few years, the effect of Class B contingent deferred sales charges on redemptions made within five years of purchase, as well as the effect of higher expenses of that class, might make an investment in Class C shares more appropriate. There is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to shares redeemed one year or more after purchase.

However, if you plan to invest a large amount and/or your investment horizon is five years or more, Class C shares might not be as advantageous as Class A shares. The annual distribution and/or service fees on Class C shares may cost you more over the longer term than the front-end sales charge you would have paid for larger purchases of Class A shares.

Each class of shares is authorized to pay fees for recordkeeping services to Service Agents. As a result, operating expenses of classes that incur new or additional recordkeeping fees may increase over time.

You may buy shares:

•

Through banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the distributor to sell shares of the Fund (each called a “Service Agent”)

•	Directly from the Fund

Your Service Agent may provide shareholder services that differ from the services provided by other Service Agents. Services provided by your Service Agent may vary by class. You should ask your Service Agent to explain the shareholder services it provides for each class and the compensation it receives in connection with each class. Remember that your Service Agent may receive different compensation depending on the share class in which you invest.

Your Service Agent may not offer all classes of shares. You should contact your Service Agent for further information.

More information about the Fund’s classes of shares is available through the Legg Mason funds’ website. You’ll find detailed information about sales charges and ways you can qualify for reduced or waived sales charges, including:

•	The front-end sales charges that apply to the purchase of Class A shares

•	The contingent deferred sales charges that apply to the redemption of Class B shares, Class C shares and certain Class A shares (redeemed within one year)

•	Who qualifies for lower sales charges on Class A shares

•	Who qualifies for a sales load waiver

To visit the website, go to http://www.leggmason.com/individualinvestors/products, and click on the name of the Fund in the dropdown menu.

Investment minimums

Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment.

Investment minimum initial/additional investment ($)
	Class A	Class B	Class C	Class I
General	1,000/50	1,000/50	1,000/50	N/A
Uniform Gifts or Transfers to Minor Accounts	1,000/50	1,000/50	1,000/50	N/A
IRAs	250/50	250/50	250/50	N/A
SIMPLE IRAs	None/None	None/None	None/None	N/A
Systematic Investment Plans	50/50	50/50	50/50	N/A
Clients of Eligible Financial Intermediaries	None/None	N/A	N/A	None/None
Retirement Plans with omnibus accounts held on the books of the Fund	None/None	N/A	None/None	None/None
Other Retirement Plans	None/None	None/None	None/None	N/A
Institutional Investors	1,000/50	1,000/50	1,000/50	1 million/None

Your financial intermediary may impose different investment minimums.

For more information about how to purchase, redeem or exchange shares, and to learn which classes of shares are available to you, you should contact your financial intermediary, or, if you hold your shares or plan to purchase shares through the Fund, you should contact the Fund by phone (1-877-721-1926) or by mail (Legg Mason Funds, P.O. Box 55214, Boston, MA 02205-8504).

Comparing the Fund’s Classes

The following table compares key features of the Fund’s classes. You should review the fee table and example at the front of the Fund’s Prospectus carefully before choosing your share class. Your Service Agent can help you choose a class that may be appropriate for you. You may be required to provide appropriate documentation confirming your eligibility to invest in these share classes. Your Service Agent may receive different compensation depending upon which class you choose.

	Key features	Initial sales charge	Contingent deferred sales charge	Annual distribution and/or service fees	Exchange privilege[1]
Class A	• Initial sales charge • You may qualify for reduction or waiver of initial sales charge • Generally lower annual expenses than Class B and Class C	Up to 5.75%; reduced or waived for large purchases and certain investors. No charge for purchases of $1 million or more	1.00% on purchases of $1 million or more if you redeem within 1 year of purchase; waived for certain investors	0.25% of average daily net assets	Class A shares of funds sold by the distributor

Class B	• No initial sales charge • Contingent deferred sales charge declines over time • Converts to Class A after approximately 8 years • Generally higher annual expenses than Class A	None	Up to 5.00% charged if you redeem shares. This charge is reduced over time and there is no contingent deferred sales charge after 5 years; waived for certain investors	1.00% of average daily net assets	Class B shares of funds sold by the distributor

	Key features	Initial sales charge	Contingent deferred sales charge	Annual distribution and/or service fees	Exchange privilege[1]

Class C	• No initial sales charge • Contingent deferred sales charge for only 1 year • Does not convert to Class A • Generally higher annual expenses than Class A	None	1.00% if you redeem within 1 year of purchase; waived for certain investors	1.00% of average daily net assets	Class C shares of funds sold by the distributor

Class I	• No initial or contingent deferred sales charge • Only offered to institutional and other eligible investors • Generally lower annual expenses than all classes except Class IS	None	None	None	Class I shares of funds sold by the distributor

[1]	Ask your Service Agent about the funds available for exchange.

Sales Charges

Class A shares

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower rate as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the Fund’s distributions or dividends that you reinvest in additional Class A shares.

The table below shows the rate of sales charge you pay, depending on the amount you purchase. It also shows the amount of broker/dealer compensation that will be paid out of the sales charge if you buy shares from a Service Agent. For Class A shares sold by the distributor, the distributor will receive the sales charge imposed on purchases of Class A shares (or any contingent deferred sales charge paid on redemptions) and will retain the full amount of such sales charge. Service Agents will receive a distribution and/or service fee payable on Class A shares at an annual rate of up to 0.25% of the average daily net assets represented by the Class A shares serviced by them.

Amount of Investment	Sales charge as % of offering price	Sales charge as % of net amount invested	Broker/dealer commission as % of offering price
Less than $25,000	5.75	6.10	5.00
$25,000 but less than $50,000	5.00	5.26	4.25
$50,000 but less than $100,000	4.50	4.71	3.75
$100,000 but less than $250,000	3.50	3.63	2.75
$250,000 but less than $500,000	2.50	2.56	2.00
$500,000 but less than $750,000	2.00	2.04	1.60
$750,000 but less than $1 million	1.50	1.52	1.20
$1 million or more[1]	-0-	-0-	up to 1.00

[1]

The distributor may pay a commission of up to 1.00% to a Service Agent for purchase amounts of $1 million or more. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive an annual distribution and/or service fee of up to 0.25% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain this fee. Where the Service Agent does not receive the payment of this commission, the Service Agent will instead receive the annual distribution and/or service fee starting immediately after purchase. Please contact your Service Agent for more information.

Investments of $1,000,000 or more

You do not pay an initial sales charge when you buy $1,000,000 or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a contingent deferred sales charge of 1.00%.

Qualifying for a reduced Class A sales charge

There are several ways you can combine multiple purchases of Class A shares of funds sold by the distributor to take advantage of the breakpoints in the sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase Fund shares, you must inform your Service Agent or the Fund if you are eligible for a letter of intent or a right of accumulation and if you own shares of other funds that are eligible to be aggregated with your purchases. Certain records, such as account statements, may be necessary in order to verify your eligibility for a reduced sales charge.

Accumulation Privilege—allows you to combine the current value of Class A shares of the Fund with other shares of funds sold by the distributor that are owned by:

•	you or

•	your spouse, and children under the age of 21

with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charges.

If you hold Fund shares in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be combined.

Shares of money market funds sold by the distributor acquired by exchange from other funds offered with a sales charge may be combined. Please contact your Service Agent for additional information.

Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

Letter of Intent—allows you to purchase Class A shares of funds sold by the distributor over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. At the time you enter into the letter of intent, you select your asset goal amount. Generally, purchases of shares of funds sold by the distributor that are purchased during the 13-month period by:

•	you or

•	your spouse, and children under the age of 21

are eligible for inclusion under the letter of intent, based on the public offering price at the time of the purchase and any capital appreciation on those shares. In addition, you can include toward your asset goal amount the current value of any eligible holdings.

If you hold shares of funds sold by the distributor in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be credited toward your letter of intent asset goal.

Shares of money market funds sold by the distributor acquired by exchange from other funds offered with a sales charge may be credited toward your letter of intent asset goal. Please contact your Service Agent for additional information.

If you do not meet your asset goal amount, shares in the amount of any sales charges due, based on the amount of your actual purchases, will be redeemed from your account.

Waivers for certain Class A investors

Class A initial sales charges are waived for certain types of investors, including:

•	Employees of Service Agents

•	Investors who redeemed Class A shares of a fund sold by the distributor in the past 60 days, if the investor’s Service Agent is notified

•	Directors and officers of any Legg Mason-sponsored fund

•	Employees of Legg Mason and its subsidiaries

•	Investors investing through certain Retirement Plans

If you qualify for a waiver of the Class A initial sales charge, you must notify your Service Agent or call the Fund at 1-877-721-1926 at the time of purchase and provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the initial sales charge waiver.

If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent, consult the Fund SAI or visit the Legg Mason funds’ website, http://www.leggmason.com/individualinvestors/products, and click on the name of the Fund in the dropdown menu.

Class B shares

You buy Class B shares at net asset value with no initial sales charge. However, if you redeem your Class B shares within five years of your purchase payment, you will pay a contingent deferred sales charge. The contingent deferred sales charge decreases as the number of years since your purchase payment increases.

Year after purchase	1st	2nd	3rd	4th	5th	6th through 8th
Contingent deferred sales charge (%)	5	4	3	2	1	0

LMIS, the Fund’s distributor, generally will pay Service Agents selling Class B shares a commission of up to 4.00% of the purchase price of the Class B shares they sell. LMIS will retain the contingent deferred sales charges. The Fund pays annual distribution and/or service fees of up to 1.00% of the average daily net assets of Class B shares. Service Agents receive an annual distribution and/or service fee of up to 0.25% of the average daily net assets represented by the Class B shares serviced by them.

Class B conversion

After approximately 8 years, Class B shares automatically convert into Class A shares. This helps you because Class A shares have lower annual expenses. Your Class B shares will convert to Class A shares as follows:

Shares issued: at initial purchase	Shares issued: on reinvestment of dividends and distributions	Shares issued: upon exchange from another fund sold by LMIS
Approximately 8 years after the date of purchase	In same proportion as the number of Class B shares converting is to total Class B shares you own (excluding shares issued as dividends)	On the date the shares originally acquired would have converted into Class A shares

Class C shares

You buy Class C shares at net asset value with no initial sales charge. However, if you redeem your Class C shares within one year of purchase, you will pay a contingent deferred sales charge of 1.00%.

LMIS generally will pay Service Agents selling Class C shares a commission of up to 1.00% of the purchase price of the Class C shares they sell. LMIS will retain the contingent deferred sales charges and an annual distribution and/or service fee of up to 1.00% of the average daily net assets represented by the Class C shares serviced by these Service Agents until the thirteenth month after purchase. Starting in the thirteenth month after purchase, these Service Agents will receive an annual distribution and/or service fee of up to 1.00% of the average daily net assets represented by the Class C shares serviced by them.

Class I shares

You buy Class I shares at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed. Class I shares are not subject to any distribution and/or service fees.

More about Contingent Deferred Sales Charges

The contingent deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a contingent deferred sales charge:

•	When you exchange shares for shares of another fund sold by the distributor

•	On shares representing reinvested distributions and dividends

•	On shares no longer subject to the contingent deferred sales charge

Each time you place a request to redeem shares, the Fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge and then redeem the shares in your account that have been held the longest.

If you redeem shares of a fund sold by the distributor and pay a contingent deferred sales charge, you may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption. Please contact your Service Agent for additional information.

The distributor receives contingent deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.

Contingent deferred sales charge waivers

The contingent deferred sales charge for each share class will generally be waived:

•	On payments made through certain systematic withdrawal plans

•	On certain distributions from a Retirement Plan

•	For Retirement Plans with omnibus accounts held on the books of the Fund

•	For involuntary redemptions of small account balances

•	For 12 months following the death or disability of a shareholder

If you want to learn more about additional waivers of contingent deferred sales charges, contact your Service Agent, consult the Fund SAI or visit the Legg Mason funds’ website, http://www.leggmason.com/individualinvestors/products, and click on the name of the Fund in the dropdown menu.

Retirement and Institutional Investors—Eligible Investors

Retirement Plans

“Retirement Plans” include 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing plans, non-qualified deferred compensation plans and other similar employer-sponsored retirement plans. Retirement Plans do not include individual retirement vehicles, such as traditional and Roth individual retirement accounts, Coverdell education savings accounts, individual 403(b)(7) custodial accounts, Keogh plans, SEPs, SARSEPs, SIMPLE IRAs or similar accounts.

Retirement Plans with omnibus accounts held on the books of the Fund can generally choose among five classes of shares, one of which is being offered through this Proxy Statement/Prospectus: Class C shares.

Although Retirement Plans with omnibus accounts held on the books of the Fund are not subject to minimum initial investment requirements for any of these share classes, certain investment minimums may be imposed by a financial intermediary. The distributor may impose certain additional requirements. Please contact your Service Agent for more information.

Class A and Class B shares are no longer offered through Service Agents for Retirement Plans with omnibus accounts held on the books of the Fund, with limited exceptions. Class A shares will cease to be available to new Retirement Plan investors through a Service Agent if the Service Agent makes Class FI shares available. Class C shares will cease to be available to new Retirement Plan investors through a Service Agent if the Service Agent makes Class R1 shares available.

Other Retirement Plans

Other Retirement Plan investors can generally invest in Class A, Class B and Class C shares. “Other Retirement Plans” include Retirement Plans investing through brokerage accounts and also include certain Retirement Plans with direct relationships to the Fund that are neither Institutional Investors nor investing through omnibus accounts. Individual retirement vehicles, such as IRAs, may also choose among these share classes. Other Retirement Plans and individual retirement vehicles are treated like individual investors for purposes of determining sales charges and any applicable sales charge reductions or waivers.

Clients of Eligible Financial Intermediaries

Clients of Eligible Financial Intermediaries may generally choose among three classes of shares, two of which are being offered through this Proxy Statement/Prospectus: Class A and Class I shares. “Clients of Eligible Financial Intermediaries” are investors who invest in the Fund through financial intermediaries that (i) charge such investors an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the distributor to offer Class I shares through a no-load network or platform (“Eligible Investment Programs”). Such investors may include pension and profit sharing plans, other employee benefit trusts, endowments, foundations and corporations. Eligible Investment Programs may also include college savings vehicles such as Section 529 plans. The financial intermediary may impose separate investment minimums.

Institutional Investors

Institutional Investors may invest in Class I shares if they meet the $1,000,000 minimum initial investment requirement. Institutional Investors may also invest in Class A, Class B and Class C shares, which have different investment minimums, fees and expenses. “Institutional Investors” may include corporations, banks, trust companies, insurance companies, investment companies, foundations, endowments, defined benefit plans and other similar entities. The distributor or the financial intermediary may impose additional eligibility requirements or criteria to determine if an investor, including the types of investors listed above, qualifies as an Institutional Investor.

Class A and Class B—Retirement Plans

Class A and Class B shares are no longer offered through Service Agents to Retirement Plans with omnibus accounts held on the books of the Fund. However, certain Retirement Plans that held Class B shares prior to December 1, 2006 are permitted to make additional investments in that class. Certain existing programs for current and prospective Retirement Plan investors sponsored by financial intermediaries also remain eligible to purchase Class A shares. Under these programs, the initial sales charge and contingent deferred sales charge for Class A shares are waived where:

•	Such Retirement Plan’s record keeper offers only load-waived shares

•	Fund shares are held on the books of the Fund through an omnibus account

•	The Retirement Plan has more than 100 participants or has total assets exceeding $1 million

LMIS does not pay Service Agents selling Class A shares to Retirement Plans with a direct omnibus relationship with the Fund a commission on the purchase price of Class A shares sold by them. However, for certain Retirement Plans that are permitted to purchase shares at net asset value, LMIS may pay Service Agents commissions of up to 1.00% of the purchase price of the Class A shares that are purchased with regular ongoing plan contributions. Please contact your Service Agent for more information.

Class C—Retirement Plans

Retirement Plans with omnibus accounts held on the books of the Fund may buy Class C shares at net asset value without paying a contingent deferred sales charge. LMIS does not pay Service Agents selling Class C shares to Retirement Plans with omnibus accounts held on the books of the Fund a commission on the purchase price of Class C shares sold by them. Instead, immediately after purchase, LMIS may pay these Service Agents an annual distribution and/or service fee of up to 1.00% of the average daily net assets represented by the Class C shares serviced by them.

Certain Retirement Plan programs with exchange features in effect prior to November 20, 2006, as approved by LMIS, will remain eligible for exchange from Class C shares to Class A shares in accordance with the program terms. Please see the Fund SAI for more details.

Class I shares

Class I shares are offered only to Institutional Investors who meet the $1,000,000 minimum initial investment requirement, Clients of Eligible Financial Intermediaries and other investors authorized by LMIS. Certain waivers of these requirements for individuals associated with the Fund, Legg Mason or its affiliates are discussed in the Fund SAI.

Other considerations

Plan sponsors, plan fiduciaries and other financial intermediaries may choose to impose qualification requirements that differ from the Fund’s share class eligibility standards. In certain cases this could result in the selection of a share class with higher distribution and/or service fees than otherwise would have been charged. The Fund is not responsible for, and has no control over, the decision of any plan sponsor, plan fiduciary or financial intermediary to impose such differing requirements. Please consult with your plan sponsor, plan fiduciary or financial intermediary for more information about available share classes.

Your Service Agent may not offer all share classes. Please contact your Service Agent for additional details.

Buying Shares

Generally

You may buy shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your purchase request in good order, plus any applicable sales charge.

You must provide the following information for your order to be processed:

•    Name of fund being bought

•    Class of shares being bought

•    Dollar amount or number of shares being bought

•    Account number (if existing account)

Through a Service Agent	You should contact your Service Agent to open a brokerage account and make arrangements to buy shares. Your Service Agent may charge an annual account maintenance fee.

Through the Fund

Investors should contact the Fund at 1-877-721-1921 to open an account and make arrangements to buy shares. For initial purchases, complete and send your account application to the Fund at the following address:

Legg Mason Funds

P.O. Box 55214

Boston, Massachusetts 02205-8504

Subsequent purchases should be sent to the same address. Enclose a check to pay for the shares.

For more information, please call Legg Mason between 8:00 a.m. and 5:30 p.m. (Eastern time).

Through a systematic investment plan

You may authorize your Service Agent or the transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account with a Service Agent or (iii) certain money market funds, in order to buy shares on a regular basis.

•    Amounts transferred must meet the applicable minimums (see “Purchase and sale of fund shares”)

•    Amounts may be transferred monthly, every alternate month, quarterly, semi-annually or annually

•    If you do not have sufficient funds in your account on a transfer date, you may be charged a fee

For more information, please contact your Service Agent or the Fund or consult the Fund SAI.

Exchanging Shares

Generally	You may exchange shares of the Fund for the same class of shares of other funds sold by the distributor on any day that both the Fund and the fund into which you are exchanging are open for business.

Legg Mason offers a distinctive family of funds tailored to help meet the varying needs of large and small investors

You may exchange shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your exchange request in good order.

•   If you bought shares through a Service Agent, contact your Service Agent to learn which funds your Service Agent makes available to you for exchanges

•   If you bought shares directly from the Fund, call the Fund at 1-877-721-1926 to learn which funds are available to you for exchanges

•   Exchanges may be made only between accounts that have identical registrations

•   Not all funds offer all classes

•   Some funds are offered only in a limited number of states. Your Service Agent or the Fund will provide information about the funds offered in your state

•   Generally, an exchange between funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes unless you are investing through an IRA, 401(k) or other tax-advantaged account. An exchange between classes of shares of the same fund normally is not taxable for federal income tax purposes. You should talk to your tax adviser before making an exchange.

•   Always be sure to read the prospectus of the fund into which you are exchanging shares

Investment minimums, sales charges and other requirements

•   In most instances, your shares will not be subject to an initial sales charge or a contingent deferred sales charge at the time of the exchange

•   Your contingent deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a contingent deferred sales charge, and you will be subject to the contingent deferred sales charge of the fund that you originally purchased

•   You will generally be required to meet the minimum investment requirement for the class of shares of the fund into which your exchange is made (except in the case of systematic exchange plans)

•   Your exchange will also be subject to any other requirements of the fund into which you are exchanging shares

•   If you hold share certificates, you must deliver the certificates, endorsed for transfer or with signed stock powers, to the transfer agent or your Service Agent before the exchange is effective

•   The Fund may suspend or terminate your exchange privilege if you engage in a pattern of excessive exchanges

By telephone	Contact your Service Agent or, if you hold shares directly with the Fund, call the Fund at 1-877-721-1926 between 8:00 a.m. and 5:30 p.m. (Eastern time) for information. Exchanges are priced at the net asset value next determined.

By mail	Contact your Service Agent or, if you hold shares directly with the Fund, write to the Fund at the following address: Legg Mason Funds P.O. Box 55214 Boston, Massachusetts 02205-8504

Redeeming Shares

Generally

You may redeem shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your redemption request in good order, less any applicable contingent deferred sales charge.

If you hold share certificates, you must deliver the certificates endorsed for transfer or with signed stock powers with a signature guarantee to the transfer agent or your Service Agent before you may redeem.

If the shares are held by a fiduciary or corporation, partnership or similar entity, other documents may be required.

Redemption proceeds

Your redemption proceeds normally will be sent within 3 business days after your request is received in good order, but in any event within 7 days, except that your proceeds may be delayed for up to 10 days if your share purchase was made by check.

Your redemption proceeds may be delayed, or your right to receive redemption proceeds suspended, if the New York Stock Exchange (“NYSE”) is closed (other than on weekends or holidays) or trading is restricted, if an emergency exists, or otherwise as permitted by order of the SEC.

If you have a brokerage account with a Service Agent, your redemption proceeds will be sent to your Service Agent. Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account designated by you. To change the bank account designated to receive wire or electronic transfers, you will be required to deliver a new written authorization and may be asked to provide other documents. You may be charged a fee on a wire or an electronic transfer (ACH).

In other cases, unless you direct otherwise, your proceeds will be paid by check mailed to your address of record.

The Fund reserves the right to pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities.

By mail

Contact your Service Agent or, if you hold shares directly with the Fund, write to the Fund at the following address:

Legg Mason Funds

P.O. Box 55214

Boston, Massachusetts 02205-8504

Your written request must provide the following:

•   The Fund name, the class of shares being redeemed and your account number

•   The dollar amount or number of shares being redeemed

•   Signature of each owner exactly as the account is registered

•   Signature guarantees, as applicable (see “Other things to know about transactions”)

By telephone

If your account application permits, you may be eligible to redeem shares by telephone. Contact your Service Agent or, if you hold shares directly with the Fund, call the Fund at 1-877-721-1926 between 8:00 a.m. and 5:30 p.m. (Eastern time) for more information. Please have the following information ready when you call:

•   Name of the Fund being redeemed

•   Class of shares being redeemed

•   Account number

Other Things to Know about Transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request may not be processed:

•	Name of the Fund

•	Your account number

•	In the case of a purchase (including a purchase as part of an exchange transaction), the class of shares being bought

•	In the case of an exchange or redemption, the class of shares being exchanged or redeemed (if you own more than one class)

•	Dollar amount or number of shares being bought, exchanged or redeemed

•	In certain circumstances, the signature of each owner exactly as the account is registered (see “Redeeming shares”)

The Fund generally will not permit non-resident aliens with non-U.S. addresses to establish accounts. U.S. citizens with APO/FPO addresses or addresses in the United States (including its territories) and resident aliens with U.S. addresses are permitted to establish accounts with the Fund. Subject to the requirements of local law, U.S. citizens residing in foreign countries are permitted to establish accounts with the Fund.

In certain circumstances, such as during periods of market volatility, severe weather and emergencies, shareholders may experience difficulties placing exchange or redemption orders by telephone. In that case, shareholders should consider using the Fund’s other exchange and redemption procedures described above under “Exchanging Shares” and “Redeeming Shares.”

The transfer agent or the Fund will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, which may include recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the Fund nor its agents will bear any liability for these transactions.

The Fund has the right to:

•	Suspend the offering of shares

•	Waive or change minimum initial and additional investment amounts

•	Reject any purchase or exchange order

•	Change, revoke or suspend the exchange privilege

•	Suspend telephone transactions

•	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted or as otherwise permitted by the SEC

•	Close your account after a period of inactivity, as determined by state law, and transfer your shares to the appropriate state

Signature Guarantees

To be in good order, your redemption request must include a signature guarantee if you:

•	Are redeeming shares with a value over $50,000

•	Are sending signed share certificates or stock powers to the transfer agent

•	Instruct the transfer agent to mail the check to an address different from the one on your account registration

•	Changed your account registration or your address within 30 days

•	Want the check paid to someone other than the account owner(s)

•	Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

Anti-Money Laundering

Federal anti-money laundering regulations require all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you sign your account application, you may be asked to provide additional information in order for the Fund to verify your identity in accordance with these regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

Small Account Balances/Mandatory Redemptions

The Fund reserves the right to ask you to bring your account up to a minimum investment amount as determined by your Service Agent if the aggregate value of the Fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period). You will be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60-day period, the Fund may close your account and send you the redemption proceeds. If your account is closed, you will not be eligible to have your account reinstated without imposition of any sales charges that may apply to your new purchase. The Fund may, with prior notice, change the minimum size of accounts subject to mandatory redemption, which may vary by class, or implement fees for small accounts.

Subject to applicable law, the Fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, please contact your Service Agent or the Fund or consult the Fund SAI.

Frequent Trading of Fund Shares

Frequent purchases and redemptions of Fund shares may interfere with the efficient management of the Fund, increase Fund transaction costs, and have a negative effect on the Fund’s long-term shareholders. For example, in order to handle large flows of cash into and out of the Fund, the portfolio managers may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the Fund’s investment objective. Frequent trading may cause the Fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the Fund’s performance. In addition, the return received by long-term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the Fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the Fund’s investments. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Because of the potential harm to funds sold by the Fund’s distributor and their long-term shareholders, the Board has approved policies and procedures that are intended to detect and discourage excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the Fund may limit additional exchanges or purchases of Fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities in the Fund or in other funds sold by the distributor. In the event that an exchange or purchase request is rejected, the shareholder may nonetheless redeem its shares. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may result in frequent trading of Fund shares.

Under the Fund’s policies and procedures, the Fund reserves the right to restrict or reject purchases of shares (including exchanges) without prior notice whenever a pattern of excessive trading by a shareholder is detected in funds sold by the distributor. A committee established by the manager administers the policy. The policy provides that the committee may take action, which may include using its best efforts to restrict a shareholder’s trading privileges in funds sold by the distributor, if that shareholder has engaged in one or more “Round Trips” across funds sold by the distributor. However, the committee has the discretion to determine that action is not necessary if it is determined that the pattern of trading is not abusive or harmful. In making such a determination, the committee will consider, among other things, the nature of the shareholder’s account, the reason for the frequent trading, the amount of trading and the particular funds in which the trading has occurred. Additionally, the committee has the discretion to make inquiries or to take any action against a shareholder whose trading appears inconsistent with the frequent trading policy, regardless of the number of Round Trips. Examples of the types of actions the committee may take include heightened surveillance of a shareholder account, providing a written warning letter to an account holder, restricting the shareholder from purchasing additional shares in the Fund altogether or imposing other restrictions (such as requiring purchase orders to be submitted by mail) that would deter the shareholder from trading frequently in the Fund. The committee will generally follow a system of progressive deterrence, although it is not required to do so.

A “Round Trip” is defined as a purchase (including subscriptions and exchanges) into a fund sold by the distributor followed by a sale (including redemptions and exchanges) of the same or a similar number of shares out of that fund within 30 days of such purchase. Purchases and sales of a fund’s shares pursuant to an automatic investment plan or similar program for periodic transactions are not considered in determining Round Trips. These policies and procedures do not apply to money market funds sold by the distributor.

The policies apply to any account, whether a direct account or accounts with financial intermediaries such as investment advisers, broker/dealers or retirement plan administrators, commonly called omnibus accounts, where the intermediary holds fund shares for a number of its customers in one account. The Fund’s ability to monitor trading in omnibus accounts may, however, be severely limited due to the lack of access to an individual investor’s trading activity when orders are placed through these types of accounts. There may also be operational and technological limitations on the ability of the Fund’s service providers to identify or terminate frequent trading activity within the various types of omnibus accounts. The distributor has entered into agreements with intermediaries requiring the intermediaries to, among other things, help identify frequent trading activity and prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trading.

The Fund has also adopted policies and procedures to prevent the selective release of information about the Fund’s holdings, as such information may be used for market-timing and similar abusive practices.

The policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the Fund or other techniques that may be adopted in the future may not be effective, particularly where the trading takes place through certain types of omnibus accounts. Furthermore, the Fund may not apply its policies consistently or uniformly, resulting in the risk that some shareholders may be able to engage in frequent trading while others will bear the costs and effects of that trading.

Although the Fund will attempt to monitor shareholder transactions for certain patterns of frequent trading activity, there can be no assurance that all such trading activity can be identified, prevented or terminated. Monitoring of shareholder transactions may only occur for shareholder transactions that exceed a certain transaction amount threshold, which may change from time to time. The Fund reserves the right to refuse any client or reject any purchase order for shares (including exchanges) for any reason.

Share Certificates

The Fund does not issue share certificates. If you currently hold share certificates of the Fund, the certificates will continue to be honored. If you would like to return your share certificates to the Fund and hold your shares in uncertificated form, please contact your Service Agent or the Fund.

Record Ownership

If you hold shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the Fund holds a shareholder meeting, your Service Agent, as record holder, will cast your votes in accordance with your instructions. If you do not give your Service Agent voting instructions, your Service Agent, under certain circumstances, may nonetheless be entitled to cast your votes.

Dividends, Distributions and Taxes

Dividends and distributions

The Fund generally pays dividends and makes capital gain distributions, if any, typically once or twice a year. The Fund may pay additional distributions and dividends at other times if necessary for the Fund to avoid a federal tax. The Fund expects distributions to be primarily from capital gains. Unless otherwise directed, capital gain distributions and dividends are reinvested in additional Fund shares of the same class you hold. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Service Agent or the Fund to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend.

In general, unless your shares are held in a qualified retirement plan, IRA or other tax deferred arrangement, redeeming shares, exchanging shares and receiving dividends and distributions (whether in cash or additional shares) are all taxable events. Any tax liability that you owe as a result of any of these taxable events is your responsibility. An exchange between classes of shares of the same fund normally is not taxable for federal income tax purposes.

If you own Class A or Class C shares and hold your shares directly with the Fund, you may instruct the Fund to have your distributions and/or dividends invested in Class A or Class C shares, respectively, of another fund sold by the distributor, subject to the following conditions:

•	You have a minimum account balance of $10,000

•	The fund is available for sale in your state

To change your election to reinvest your dividends and distributions in shares of another fund, you must notify Legg Mason at least three days before the next distribution is to be paid.

Please contact your Service Agent or Legg Mason to discuss what options are available to you for receiving your dividends and distributions.

Taxes

The following discussion is very general and does not address investors subject to special rules, such as investors who hold shares in the Fund through an IRA, 401(k) or other tax-advantaged account. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the Fund.

In general, unless your shares are held in a qualified retirement plan, IRA or other tax deferred arrangement, redeeming shares, exchanging shares and receiving dividends and distributions (whether in cash or additional shares) are all taxable events. The following table summarizes the tax status to you of certain transactions related to the Fund.

Transaction	Federal tax status
Redemptions or exchange of shares	Usually capital gain or loss; long-term only if shares owned more than one year

Long-term capital gain distributions	Long-term capital gain

Dividends	Ordinary income, potentially taxable for individuals at long-term capital gains rates

Distributions attributable to short-term capital gains are treated as dividends, taxable as ordinary income. Maximum ordinary income tax rates are currently 35% but are scheduled to rise to 39.6% for taxable years beginning on or after January 1, 2013. Taxable dividends and long-term capital gain distributions are taxable whether received in cash or reinvested in Fund shares. Maximum long-term capital gain income tax-rates, currently at 15%, are scheduled to rise to 20% for taxable years beginning on or after January 1, 2013. In addition, beginning in 2013, an additional Medicare tax will apply to all net investment income including dividends, interest and net capital gains, for individuals exceeding certain income thresholds. Although dividends (including dividends from short-term capital gains) are generally taxable as ordinary income for taxable years beginning before January 1, 2013, individual shareholders who satisfy certain holding period and other requirements are taxed on such dividends at long-term capital gain rates to the extent the dividends are attributable to “qualified dividend income” received by the Fund if the Fund satisfies the holding period and other requirements as well. “Qualified dividend income” generally consists of dividends received from U.S. corporations (other than certain dividends from real estate investment trusts) and certain foreign corporations. Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when the Fund is about to declare a long-term capital gain distribution or a dividend because it will be taxable to you even though it may actually be a return of a portion of your investment.

A dividend declared by the Fund in October, November or December and paid during January of the following year will, in certain circumstances, be treated as paid in December for tax purposes.

After the end of each year, your Service Agent or the Fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you do not provide the Fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding on your distributions, dividends and redemption proceeds. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the Fund.

The above discussion is applicable to shareholders who are U.S. persons. If you are a non-U.S. person, please consult your own tax adviser with respect to the tax consequences to you of an investment in the Fund.

Share Price

You may buy, exchange or redeem shares at their net asset value next determined after receipt of your request in good order, adjusted for any applicable sales charge. The Fund’s net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares.

The Fund calculates its net asset value every day the NYSE is open. The Fund generally values its securities and other assets and calculates its net asset value as of the close of regular trading on the NYSE, normally at 4:00 p.m. (Eastern time). If the NYSE closes at another time, the Fund will calculate its net asset value as of the actual closing time. The NYSE is closed on certain holidays listed in the Fund SAI.

In order to buy, redeem or exchange shares at a certain day’s price, you must place your order with your Service Agent or the transfer agent before the NYSE closes on that day. If the NYSE closes early on that day, you must place your order prior to the actual closing time. It is the responsibility of the Service Agent to transmit all orders to buy, exchange or redeem shares to the transfer agent on a timely basis.

Valuation of the Fund’s securities and other assets is performed in accordance with procedures approved by the Board. These procedures delegate most valuation functions to the manager, which, in turn, uses independent third party pricing services approved by the Fund’s Board. Under the procedures, assets are valued as follows:

•

Equity securities and certain derivative instruments that are traded on an exchange are valued at the closing price or, if that price is unavailable or deemed by the manager not representative of market value, the last sale price. Where a security is traded on more than one exchange (as is often the case overseas), the security is generally valued at the price on the exchange considered by the manager to be the primary exchange. In the case of securities not traded on an exchange, or if exchange prices are not otherwise available, the prices are typically determined by independent third party pricing services that use a variety of techniques and methodologies.

•

The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value.

•

The valuations of securities traded on foreign markets and certain fixed income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade, unless a significant event has occurred. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern time). The Fund uses a fair value model developed by an independent third party pricing service to value foreign equity securities on days when a certain percentage change in the value of a domestic equity security index suggests that the closing prices on foreign exchanges may no longer represent the value of those securities at the time of closing of the NYSE. Foreign markets are open for trading on weekends and other days when the Fund does not price its shares. Therefore, the value of the Fund’s shares may change on days when you will not be able to purchase or redeem the Fund’s shares.

•

If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the Board. These procedures permit, among other things, the use of a matrix, formula or other method that takes into consideration market indices, yield curves and other specific adjustments to determine fair value. Fair value of a security is the amount, as determined by the manager in good faith, that the Fund might reasonably expect to receive upon a current sale of the security. The Fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the Fund’s net asset value is calculated.

Many factors may influence the price at which the Fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the Fund’s last valuation, and such differences could be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility. Moreover, valuing securities using fair value methodologies involves greater reliance on judgment than valuing securities based on market quotations. A fund that uses fair value methodologies may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the Fund could obtain the value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive a greater or lesser number of shares, or higher or lower redemption proceeds, than they would have received if the Fund had not fair-valued the security or had used a different methodology.

INFORMATION ABOUT THE PROPOSED REORGANIZATION

The Reorganization Agreement

The following summary of the Reorganization Agreement is qualified in its entirety by reference to the form of Reorganization Agreement attached as Appendix B to this Proxy Statement/Prospectus. The Reorganization Agreement provides for (1) the transfer of all of the assets of the Target Fund to the Acquiring Fund, in exchange for the assumption of all of the liabilities of the Target Fund by the Acquiring Fund and for shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of the Target Fund and (2) the distribution of Class A, Class B, Class C and Class I shares of the Acquiring Fund to the shareholders of the Target Fund in redemption of the Target Fund shares and termination of the Target Fund. Subject to the satisfaction of the conditions described below, the Reorganization is scheduled to occur as of the close of business on April 21, 2011, or on such later date as the parties may agree (“Closing Date”).

If the Reorganization is approved, shareholders of Class A shares of the Target Fund will receive Class A shares of the Acquiring Fund, shareholders of Class B shares of the Target Fund will receive Class B shares of the Acquiring Fund, shareholders of Class C shares of the Target Fund will receive Class C shares of the Acquiring Fund, and shareholders of Class I shares of the Target Fund will receive Class I shares of the Acquiring Fund.

The number of full and fractional shares of the Acquiring Fund to be received by the Target Fund shareholder in the Reorganization will be equal in aggregate net asset value to the aggregate net asset value of the shares of the Target Fund held by that shareholder as of the close of regularly scheduled trading on the New York Stock Exchange (“NYSE”) on the Closing Date or such later time as the Target Fund’s net asset value is calculated. As promptly as practicable after the Closing Date, the Target Fund will distribute pro rata to its shareholders of record, as of the close of regularly scheduled trading on the NYSE on the Closing Date, the shares of the Acquiring Fund received by the Target Fund in the Reorganization, and will terminate. The distribution of the Acquiring Fund’s shares will be accomplished by the transfer of the Acquiring Fund shares then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Target Fund’s shareholders.

All issued and outstanding shares of the Target Fund will thereafter be redeemed and any share certificates representing shares of the Target Fund will be null and void.

After such distribution, the Target Fund will take all necessary steps under Maryland law, its declaration of trust and any other applicable law to effect its termination.

The Reorganization Agreement may be terminated and the Reorganization abandoned at any time prior to the Closing Date if circumstances develop that, in the opinion of the Board of the Target Fund or the Acquiring Fund, make proceeding with the Reorganization inadvisable. The Reorganization Agreement provides that the Target Fund and the Acquiring Fund may waive compliance with any of the covenants or conditions made therein for the benefit of either Fund, other than the requirements that: (a) the Reorganization Agreement be approved by shareholders of the Target Fund; and (b) the Funds receive the opinion of Willkie Farr & Gallagher LLP that the transaction contemplated by the Reorganization Agreement will constitute a tax-free reorganization for federal income tax purposes. The Reorganization Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Target Fund and the Acquiring Fund, provided, however, that following the Meeting, no such amendment shall have the effect of changing the provisions for determining the number of Acquiring Fund shares to be issued to Target Fund shareholders to the detriment of such shareholders without their further approval.

Approval of the Reorganization Agreement will require the affirmative vote of a majority of the outstanding voting securities of the Target Fund as defined in the 1940 Act. See “Additional Information about the Target Fund and the Acquiring Fund—Voting Information” below.

Description of the Acquiring Fund’s Shares

Class A, Class B, Class C and Class I shareholders of the Target Fund will receive Class A, Class B, Class C and Class I shares of the Acquiring Fund, respectively. Each such share will be fully paid and non-assessable when issued and will have no preemptive or conversion rights. The Acquiring Fund will not issue share certificates.

Reasons for the Reorganization and Board Considerations

The proposed Reorganization was presented to the Board for consideration at a Board meeting held on November 3-4, 2010, and was approved at that meeting. Following extensive discussions of the advantages and disadvantages to the Target

Fund, based on its evaluation of all material factors, including those described below, the Board, including all of the Independent Board Members, determined that: (1) participation in the proposed Reorganization is in the best interests of the Target Fund; and (2) the Reorganization would not result in the dilution of the interests of the Target Fund’s shareholders. In considering the proposal, the Board did not identify any single factor or piece of information as all-important or controlling.

The Board considered a number of factors in recommending the Reorganization, including the following:

•	the recommendations of LMPFA with respect to the Reorganization;

•	the potential efficiencies and economies of scale that are expected to result from the Reorganization;

•	the benefits to shareholders of the Target Fund expected to result from the Reorganization;

•	that LMPFA will reimburse the Target Fund for the costs and expenses allocated to it in connection with the Reorganization;

•	the relative performance histories of the two Funds;

•	the annual fund operating expenses and shareholder fees and services that Target Fund shareholders are expected to pay as shareholders of the Acquiring Fund after the Reorganization;

•	the fact that the Target Fund has not achieved a sufficient size to allow for efficient operation;

•	the fact that the Reorganization would constitute a tax-free reorganization; and

•	the similarities and differences in the investment objectives, strategies, policies and risks of the Acquiring Fund and the Target Fund.

The Board considered the benefits to Legg Mason. If the Reorganization of the Target Fund is approved by its shareholders and is consummated, Legg Mason is expected to achieve higher profitability due to decreased costs. Legg Mason is expected to reduce the level of its operational expenses for administrative, compliance and portfolio management services as the number of separate funds declines and will reduce its waivers of fees and expenses. To the extent that the Reorganization helps to streamline the fund families, encourage a more focused marketing and distribution effort, reduce investor confusion, produce better performance and generally make the funds more attractive investment vehicles to the investing public, Legg Mason will benefit from the increased revenues of rising asset levels.

The proposed Reorganization was presented to the Board, on behalf of the Acquiring Fund, for consideration at a Board meeting held on November 3-4, 2010. The Board, on behalf of the Acquiring Fund, including all of the Independent Board Members, determined that: (1) participation in the proposed Reorganization is in the best interests of the Acquiring Fund; and (2) the Reorganization would not result in the dilution of the interests of the Acquiring Fund’s shareholders.

Federal Income Tax Consequences

The Reorganization is conditioned upon the receipt by the parties to the Reorganization Agreement (other than LMPFA) of an opinion from Willkie Farr & Gallagher LLP, substantially to the effect that, based upon certain facts, assumptions and representations of the parties, for federal income tax purposes:

(i) The acquisition by the Acquiring Fund of all of the assets of the Target Fund solely in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund, followed by the distribution by the Target Fund to its shareholders of shares of the Acquiring Fund and the termination of the Target Fund, all pursuant to the Reorganization Agreement, will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Target Fund and the Acquiring Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(ii) The Target Fund will not recognize gain or loss upon the transfer of its assets to the Acquiring Fund solely in exchange for shares of the Acquiring Fund and the assumption of all of the liabilities of the Target Fund by the Acquiring Fund, or upon the distribution by the Target Fund to the Target Fund’s shareholders of shares of the Acquiring Fund in liquidation of Target Fund except for (A) any gain or loss that may be recognized on “section 1256 contracts” as defined in Section 1256(b) of the Code as a result of the closing of the tax year of the Target Fund, (B) any gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized as a result of the closing of the tax year of the Target Fund;

(iii) Shareholders of the Target Fund will not recognize gain or loss on the receipt of shares of the Acquiring Fund solely in exchange for shares of the Target Fund pursuant to the Reorganization;

(iv) The aggregate basis of the shares of the Acquiring Fund received by each Target Fund shareholder pursuant to the Reorganization will be the same as the aggregate basis of the shares of the Target Fund exchanged therefor;

(v) The holding period of the shares of the Acquiring Fund received by each Target Fund shareholder pursuant to the Reorganization will include the holding period of the shares of the Target Fund exchanged therefor, provided that the Target Fund shareholder held the shares of the Target Fund as capital assets at the time of the Reorganization;

(vi) The Acquiring Fund will not recognize gain or loss upon the receipt of the assets of the Target Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund;

(vii) The basis of each asset of the Target Fund transferred to the Acquiring Fund in the Reorganization will be the same in the hands of the Acquiring Fund as the basis of such asset in the hands of the Target Fund immediately prior to the transfer, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Target Fund upon the transfer; and

(viii) The holding period of each asset of the Target Fund transferred to the Acquiring Fund in the Reorganization in the hands of the Acquiring Fund will include the period during which such asset was held by the Target Fund (except to the extent that the investment activities of the Acquiring Fund reduce or eliminate such holding period and except for any assets which may be marked to market for federal income tax purposes on the termination of the Target Fund’s taxable year or on which gain was recognized upon the transfer to the Acquiring Fund).

The opinion will not express an opinion as to the tax effects to the Target Fund, the Acquiring Fund or the respective shareholders of each from the marking to market of certain categories of assets as of the closing of the taxable year of the Target Fund at the time of the Reorganization.

While neither of the Funds is aware of any adverse state or local tax consequences of the proposed Reorganization, they have not requested any ruling or opinion with respect to such consequences and shareholders should consult their own tax adviser with respect to such matters.

Immediately prior to its Reorganization, the Target Fund will pay a dividend or dividends, which together with all previous dividends are intended to have the effect of distributing to its shareholders all of its investment company taxable income for taxable years ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, realized in taxable years ending on or prior to the Closing Date (after reduction for any available capital loss carryover). Such dividends will be included in the taxable income of the Target Fund’s shareholders.

Information Regarding Tax Capital Loss Carryovers

Federal income tax law permits a regulated investment company to carry forward its net capital losses realized during taxable years beginning on or before December 22, 2010 for a period of up to eight taxable years and, for net capital losses realized during taxable years beginning after December 22, 2010, for an unlimited number of taxable years. The Funds are presently entitled to capital loss carryovers for federal income tax purposes in the amounts set forth below. The Reorganization will cause the taxable year of the Target Fund to close, which will accelerate the schedule for expiration of its capital loss carryovers, and could also result in a net capital loss for the taxable year ending on the Closing Date. In addition, the Reorganization is expected to result in a limitation on the Acquiring Fund’s abilities to use carryovers of the Target Fund. That limitation, imposed by Section 382 of the Code, will apply if, as expected, the shareholders of the Target Fund own less than 50% of the Acquiring Fund immediately after the Reorganization, and will be imposed on an annual basis. The annual Section 382 limitation for periods following the Reorganization generally will equal the product of the net asset value of the Target Fund immediately prior to the Reorganization and the “long-term tax-exempt rate,” published by the Internal Revenue Service, in effect at the time of the Reorganization. The Acquiring Fund may also be prohibited, under Section 384 of the Code, from using the Target Fund’s capital loss carryovers against the unrealized gains of the Acquiring Fund at the time of the Reorganization to the extent such gains are realized within five years following the Reorganization. Furthermore, the Acquiring Fund may be prohibited from using its own capital loss carryover against the unrealized gains of the Target Fund at the time of the Reorganization to the extent such gains are realized within five years following the Reorganization.

As of the date of this Proxy Statement/Prospectus, the sum of the current capital loss carryovers realized during taxable years beginning on or before December 22, 2010 exceeds the product of the long-term tax-exempt rate and the net asset value of the Target Fund. No assurance can be given as to the net asset value of the Target Fund or the long-term tax-exempt rate that will be in effect at the time of the Reorganization. Even if the Acquiring Fund were able to fully utilize the capital loss carryovers of the Target Fund, the tax benefit resulting from those losses would be shared by both the Target Fund and Acquiring Fund shareholders following the Reorganization. Therefore, the Target Fund shareholder may pay more taxes, or pay taxes sooner, than such shareholder otherwise would if the Reorganization did not occur.

As of the prior fiscal year end, the Funds had the following unused capital loss carryovers:

	Target Fund			Acquiring Fund
	Amount of Carryover	Fiscal Year of Expiration Prior to Reorganization		Amount of Carryover	Fiscal Year of Expiration Prior to Reorganization
	$(17,556,418)	10/31/2015		$(50,046,502)	10/31/2017
	(111,724,051)	10/31/2016
	(83,140,754)	10/31/2017

Total	$(212,421,223)		Total	$(50,046,502)

Target Fund

The Reorganization would impact the use of the Target Fund’s capital loss carryovers, all of which at the current time are subject to the eight taxable year expiration referred to above, in the following manner: (1) the expiration date of the carryovers would move up one year; for example, the carryovers due to expire on October 31, 2015 would expire on October 31, 2014; (2) the carryovers would benefit the shareholders of the combined Fund, rather than only the shareholders of the Target Fund; (3) the amount of the carryovers that could be utilized in any taxable year would equal the long-term tax-exempt rate at such time, multiplied by the aggregate net asset value of the Target Fund at the time of the Reorganization (approximately $14,350,000 per year based on data as of October 31, 2010), this yearly limitation will be increased by any capital gains realized after the Reorganization on securities held by the Target Fund that had unrealized appreciation at the time of the Reorganization; and (4) any gains recognized after the Reorganization that are attributable to appreciation in the Target Fund’s portfolio at the time of the Reorganization would not be able to be offset by the capital loss carryover of the Acquiring Fund.

The combination of the above referenced limitations on the use of loss carryovers may result in a significant portion (from $96,200,000 to $132,400,000 based on data as of October 31, 2010) of the Target Fund’s loss carryovers expiring unused. It should be noted that there would be no assurances that the Target Fund would be able to use such losses in the absence of the Reorganization and that the Target Fund shareholders would benefit by having use of the Acquiring Fund’s capital loss carryovers.

Acquiring Fund

The Reorganization would impact the use of the Acquiring Fund’s capital loss carryovers in the following manner: (1) by benefiting the shareholders of the combined Fund, rather than only the shareholders of the Acquiring Fund; and (2) any gains recognized after the Reorganization that are attributable to appreciation in the Acquiring Fund’s portfolio at the time of the Reorganization cannot be utilized against any capital loss carryovers or losses recognized after the Reorganization that are attributable to depreciation in the Target Fund’s portfolio at the time of the Reorganization.

Information Applicable to Both Funds

The capital loss carryovers and limitations described above may change significantly between now and the Closing Date, expected to be approximately April 21, 2011. Further, the ability of each Fund to use these losses (even in the absence of the Reorganization) depends on factors other than loss limitations, such as the future realization of capital gains or losses. The combination of these factors on the use of loss carryovers may result in some portion of the loss carryovers of either or both of the Funds expiring unused.

TERMINATION OF THE TARGET FUND

If the Reorganization of the Target Fund is effected, the Target Fund will be terminated.

PORTFOLIO SECURITIES

If the Reorganization is effected, it is anticipated that holdings representing approximately 40% of the investment portfolio of the Target Fund (measured as of October 31, 2010) will be sold subsequent to, and in connection with, the Reorganization. The transaction costs associated with repositioning the Target Fund’s portfolio in connection with the Reorganization will be borne by the Acquiring Fund after the Reorganization. For a description of these costs, please see “Additional Information about the Target Fund and the Acquiring Fund—Voting Information—Proxy Solicitation” in this Proxy Statement/Prospectus. As of the date hereof, the Acquiring Fund is not expected to recognize any capital gains in excess of any capital loss carryover in connection with the repositioning of the Target Fund’s portfolio.

INFORMATION ABOUT MANAGEMENT OF THE ACQUIRING FUND

Investment Manager and Subadviser

LMPFA is the Acquiring Fund’s investment manager. LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, also serves as the investment manager of other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the Fund. As of September 30, 2010, LMPFA’s total assets under management were approximately $188.6 billion.

ClearBridge Advisors, LLC (“ClearBridge” or the “subadviser”) provides the day-to-day portfolio management of the Acquiring Fund. ClearBridge has offices at 620 Eighth Avenue, New York, New York 10018 and is an investment adviser that was formed to succeed to the equity securities portfolio management business of Citigroup Asset Management, which was acquired by Legg Mason, Inc. (“Legg Mason”) in December 2005. As of September 30, 2010, ClearBridge’s total assets under management were approximately $51.3 billion.

LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason. Legg Mason, whose principal executive offices are at 100 International Drive, Baltimore, Maryland 21202, is a global asset management company. As of September 30, 2010, Legg Mason’s asset management operations had aggregate assets under management of approximately $673.5 billion.

Management and sub-advisory fees paid to LMPFA and ClearBridge by the Acquiring Fund prior to the Reorganization are as follows:

Investment Manager	Fee Rate (percentage of average daily net assets)	Subadviser	Rate Received by Subadviser
LMPFA	0.75%	ClearBridge	The sub-advisory fee is 70% of the management fee paid to LMPFA, net of expense waivers and reimbursements

For the fiscal year ended October 31, 2010, the Acquiring Fund paid management fees, after waivers and reimbursements, if any, of 0.75% of its average daily net assets for management services.

Information about the factors considered by the Board of the Acquiring Fund in approving the investment management agreement with LMPFA and the sub-advisory agreement with ClearBridge is contained in the Semi-Annual Report for the Acquiring Fund for the fiscal period ended April 30, 2010.

Certain Legal Proceedings

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (“CGMI”) and a number of its then affiliates, including Smith Barney Fund Management LLC (“SBFM”) and Salomon Brothers Asset Management Inc (“SBAM”), which were then investment adviser or manager to certain funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”) and Board Members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGMI created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGMI for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Defendant Funds in which none of the plaintiffs had invested and dismissing those Defendant Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, and against CAM, SBAM and SBFM, as investment advisers to the identified funds, as well as CGMI as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Second Amended Complaint alleges no claims against any of the Defendant Funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

* * *

The foregoing speaks only as of the date of this Proxy Statement/Prospectus. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

Portfolio Managers of the Acquiring Fund

Brian M. Angerame and Derek J. Deutsch, CFA, each of whom is a Managing Director and Portfolio Manager for the subadviser, manage the day-to-day operations of the Fund, including initiating buy/sell orders and coordinating with research personnel. Mr. Angerame and Mr. Deutsch have been responsible for the day-to-day management of the Fund since May 2005.

Mr. Angerame was formerly an equity research analyst at the subadviser responsible for the consumer discretionary and consumer staples sectors. He joined the subadviser in 2000. Mr. Deutsch was formerly an equity research analyst at the subadviser responsible for the healthcare sector. He joined the subadviser in 1999. Mr. Angerame and Mr. Deutsch have over 15 years and 10 years of investment industry experience, respectively.

The Acquiring Fund SAI provides information about the compensation of the portfolio managers, other accounts they manage and any Acquiring Fund shares held by the portfolio managers.

ADDITIONAL INFORMATION ABOUT THE TARGET FUND AND THE ACQUIRING FUND

Legg Mason and certain of the Acquiring Fund’s service providers, which include Legg Mason-affiliated service providers, have a financial interest in the Reorganization because their respective fees under agreements with the Acquiring Fund generally increase as the amount of the assets of the Acquiring Fund increases, and the amount of those assets will increase as a result of the Reorganization. However, the increase in assets of the Acquiring Fund is expected to be offset by the concomitant loss of the Target Fund’s assets, resulting in decreases of fees of certain Legg Mason-affiliated service providers to the Target Fund.

Information about the Target Fund and the Acquiring Fund is included in the Funds’ Prospectuses, Fund SAIs and annual reports filed with the SEC and dated as listed in Appendix A. Copies of all these documents, the Reorganization SAI and any subsequently released shareholder reports are available upon request and without charge by calling the Funds at 1-877-721-1926, by writing to Legg Mason Funds, P.O. Box 55214, Boston, MA 02205-8504 or by visiting the Funds’ website at www.leggmason.com/individualinvestors.

Both Funds are subject to the informational requirements of the Securities Exchange Act of 1934 and in accordance therewith file reports and other information including proxy materials, reports and the Trust’s Declaration of Trust and Bylaws with the SEC. These reports and other information can be inspected and copied at the public reference facilities maintained by the SEC at 100 F Street, NE, Washington, DC 20549. Reports and other information about each Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, 100 F Street, NE, Washington, DC 20549 at prescribed rates.

Financial Highlights

The most recent fiscal year end of the Target Fund is October 31, 2010 and the most recent fiscal year end of the Acquiring Fund is October 31, 2010.

The financial highlights of the Acquiring Fund contained in Appendix C have been derived from financial statements audited by KPMG LLP, the Fund’s independent registered public accounting firm.

Historical performance of each Fund is detailed in Appendix D of this Proxy Statement/Prospectus.

Distribution Arrangements

LMIS, a wholly-owned broker/dealer subsidiary of Legg Mason, located at 100 International Drive, Baltimore, Maryland 21202, serves as the Acquiring Fund’s sole and exclusive distributor.

The Acquiring Fund has adopted a shareholder services and distribution plan. Under the plan, the Acquiring Fund pays distribution and/or service fees based on annualized percentages of average daily net assets, of up to 0.25% for Class A shares; up to 1.00% for Class B shares; and up to 1.00% for Class C shares. These fees are an ongoing expense and, over time, will increase the cost of your investment and may cost you more than other types of sales charges. Class I shares are not subject to distribution and/or service fees under the plan.

In addition, the distributor, the manager and/or their affiliates make payments for distribution, shareholder servicing, marketing and promotional activities and related expenses out of their profits and other available sources, including profits from their relationships with the Acquiring Fund. These payments are not reflected as additional expenses in the fee tables contained in this Proxy Statement/Prospectus. The recipients of these payments may include the Acquiring Fund’s distributor and affiliates of the manager, as well as non-affiliated broker/dealers, insurance companies, financial institutions and other financial intermediaries through which investors may purchase shares of the Acquiring Fund, including your financial intermediary. The total amount of these payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any fund related marketing or shareholder servicing activities. The payments described in this paragraph are often referred to as “revenue sharing payments.” Revenue sharing arrangements are separately negotiated.

Revenue sharing payments create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the Acquiring Fund to you. Contact your financial intermediary for details about revenue sharing payments it receives or may receive. Revenue sharing payments, as well as the payments under the shareholder services and distribution plan (where applicable), also benefit the manager, the distributor and their affiliates to the extent the payments result in more assets being invested in the Acquiring Fund on which fees are being charged.

Form of Organization

Each Fund is a series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

Capitalization

The following table set forth the unaudited capitalization of the Target Fund and the Acquiring Fund as of the date set out below, and on a pro forma basis as of that date, giving effect to the proposed acquisition of assets at net asset value. The pro forma capitalization information is for informational purposes only. No assurance can be given as to how many shares of the Acquiring Fund shareholders of the Target Fund will receive on the Closing Date, and the information below should not be relied upon to reflect the number of shares of the Acquiring Fund that actually will be received.

Pro Forma Combined Capitalization Table

Legg Mason ClearBridge Capital Fund and

Legg Mason ClearBridge Mid Cap Core Fund

As of October 31, 2010 (Unaudited)

	Legg Mason ClearBridge Capital Fund	Legg Mason ClearBridge Mid Cap Core Fund	Pro Forma Adjustments		Pro Forma Combined Legg Mason ClearBridge Mid Cap Core Fund
Class A:
Net Assets	$175,132,182	$394,442,571	$(115,433	)(a)	$569,459,320
Shares Outstanding	8,470,438	20,240,749	510,587	(b)	29,221,774
Net Asset Value Per Share	$20.68	$19.49			$19.49

Class B:
Net Assets	$31,726,486	$68,750,815	$(20,316	)(a)	$100,456,985
Shares Outstanding	1,734,485	3,980,541	101,251	(b)	5,816,277
Net Asset Value Per Share	$18.29	$17.27			$17.27

Class C:
Net Assets	$107,890,915	$132,148,045	$(46,726	)(a)	$239,992,234
Shares Outstanding	5,865,941	7,631,655	362,129	(b)	13,859,725
Net Asset Value Per Share	$18.39	$17.32			$17.32

Class I:
Net Assets	$76,142,477	$8,317,890	$(14,288	)(a)	$84,446,079
Shares Outstanding	3,525,503	402,960	162,520	(b)	4,090,983
Net Asset Value Per Share	$21.60	$20.64			$20.64

(a)	Reflects adjustment for estimated Reorganization costs of $40,000 and estimated transaction costs of $180,000.

(b)	Reflects adjustment to the number of shares outstanding due to the Reorganization.

Dividends and Distributions

Each Fund generally pays dividends and makes capital gain distributions, if any, typically once or twice a year. Each Fund may pay additional distributions and dividends at other times if necessary for the Fund to avoid a federal tax. Each Fund expects distributions to be primarily from capital gains. Unless otherwise directed, capital gain distributions and dividends are reinvested in additional Fund shares of the same class you hold. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Service Agent or the Fund to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend.

In general, unless your shares are held in a qualified retirement plan, IRA or other tax deferred arrangement, redeeming shares, exchanging shares and receiving dividends and distributions (whether in cash or additional shares) are all taxable events. Any tax liability that you owe as a result of any of these taxable events is your responsibility. An exchange between classes of shares of the same fund normally is not taxable for federal income tax purposes.

If you own Class A or Class C shares and hold your shares directly with a Fund, you may instruct the Fund to have your distributions and/or dividends invested in Class A or Class C shares, respectively, of another fund sold by the distributor, subject to the following conditions:

•	You have a minimum account balance of $10,000

•	The fund is available for sale in your state

To change your election to reinvest your dividends and distributions in shares of another fund, you must notify Legg Mason at least three days before the next distribution is to be paid.

Please contact your Service Agent or the Fund to discuss what options are available to you for receiving your dividends and distributions.

Other Business

The Board of the Target Fund does not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting or any adjournment or postponement thereof, the persons named as proxies will vote thereon in accordance with their discretion.

Under Maryland law, the only matters that may be acted on at a special meeting of shareholders are those stated in the notice of the special meeting. Accordingly, other than procedural matters relating to proposal 1, no other business may properly come before the Meeting. If any such procedural matter requiring a vote of shareholders should arise, or any question as to adjournment of the Meeting is submitted to shareholders, the persons named as proxies will vote on such procedural matters in accordance with their discretion.

Shareholder Communications with the Board

A shareholder who wants to communicate with the Board or any individual Board member should write to his or her Fund to the attention of Robert I. Frenkel, Secretary, 100 First Stamford Place, Stamford, Connecticut 06902. The letter should indicate that you are a Fund shareholder. If the communication is intended for a specific Board member and so indicates, it will be sent only to that Board member. If a communication does not indicate a specific Board member it will be sent to the chair of the governance committee of the Board and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

Voting Information

This Proxy Statement/Prospectus is furnished in connection with a solicitation of proxies by the Target Fund’s Board to be used at the Meeting. This Proxy Statement/Prospectus, along with the Notice of Special Meeting and a proxy card, are first being mailed to shareholders of the Target Fund on or about January 12, 2011 or as soon as practicable thereafter. Only shareholders of record as of the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting, and at any adjournments or postponements thereof. If the enclosed proxy card is properly completed, signed and dated and returned in time to be voted at the Meeting, the proxies named thereon will vote the shares represented by the proxy card in accordance with the instructions marked thereon. Unmarked but properly signed and dated proxy cards will be voted “FOR” approval of the Reorganization Agreement and “FOR” any other matters the proxies deem appropriate. Please see Appendix E to this Proxy Statement/Prospectus for instructions on how to sign your proxy card.

A shareholder may revoke a proxy at any time prior to its exercise at the Meeting by (1) submitting to the Target Fund a subsequently executed proxy, (2) delivering to the Target Fund a written notice of revocation (addressed to the Assistant Secretary at the principal executive office of the Target Fund at the address shown at the beginning of this Proxy Statement/Prospectus) or (3) otherwise giving notice of revocation at the Meeting. Merely attending the Meeting, however, will not revoke any previously executed proxy. Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, for approval of the Reorganization Agreement and the Reorganization contemplated thereby. Even if you plan to attend the Meeting, we ask that you sign, date and return the enclosed proxy card or authorize your vote by telephone or through the internet. This will help us ensure that an adequate number of shares are present for the Meeting to be held. Votes cast by proxy or in person at the Meeting will be tabulated by the inspectors of election appointed for the Meeting. The inspectors of election will determine whether or not a quorum is present at the Meeting.

Broker/dealer firms holding shares of the Target Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares with respect to approval of the Reorganization Agreement before the Meeting. The NYSE takes the position that a broker/dealer that is a member of the NYSE and that has not received instructions from a customer or client prior to the date specified in the broker/dealer firm’s request for voting instructions may not vote such customer’s or client’s shares with respect to approval of the Reorganization Agreement. A signed proxy card or other authorization by a beneficial owner of Target Fund shares that does not specify how the beneficial owner’s shares should be voted on the proposal may be deemed an instruction to vote such shares in favor of the proposal.

If you hold shares of the Target Fund through a bank or other financial institution or intermediary (called a service agent) that has entered into a service agreement with the Target Fund or the distributor of the Target Fund, the service agent may be the record holder of your shares. At the Meeting, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A signed proxy card or other authorization by a shareholder that does not specify how the shareholder’s shares should be voted on the proposal may be deemed an instruction to vote such shares in favor of the proposal. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but may not be required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions.

If you beneficially own shares that are held in “street name” through a broker/dealer or that are held of record by a service agent, and if you do not give specific voting instructions for your shares, they may not be voted at all or, as described above, they may be voted in a manner that you may not intend. Therefore, you are strongly encouraged to give your broker/dealer or service agent specific instructions as to how you want your shares to be voted.

Photographic identification will be required for admission to the Meeting.

Proxy Solicitation

LMPFA will pay all of the costs of the Reorganization, including any proxy solicitation costs, allocated to the Target Fund, and LMPFA and the Acquiring Fund will each pay 50% of the costs of the Reorganization allocated to the Acquiring Fund. In addition, any transaction costs associated with repositioning the Target Fund’s portfolio in connection with the Reorganization will be borne by the Acquiring Fund after the Reorganization (estimated to be approximately $180,000 using data as of October 31, 2010).

Estimated costs of the Reorganization have been allocated between the Target Fund and the Acquiring Fund as follows: Legal—the Target Fund: $75,000, the Acquiring Fund: $75,000; Audit—the Target Fund: $5,000, the Acquiring Fund: $5,000; and Printing, postage, proxy out-of-pocket costs and proxy solicitation, mailing, reporting and tabulation costs (approximately $181,000)—all allocated to the Target Fund.

Solicitation may be made by letter or telephone by officers or employees of Legg Mason, or by dealers and their representatives. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to the beneficial owner of shares of the Target Fund to obtain authorization for the execution of proxies. The Target Fund will reimburse brokerage firms, custodians, banks and fiduciaries for their expenses in forwarding the Proxy Statement/Prospectus and proxy materials to the beneficial owners of the Target Fund’s shares. Legg Mason, on behalf of the Target Fund, has retained Computershare Fund Services, a proxy solicitation firm, to assist in the solicitation of proxies. It is anticipated that Computershare Fund Services will be paid approximately $71,000, which is included in the amount above, for such solicitation services, to be borne by LMPFA as described above. Computershare Fund Services may solicit proxies personally and by telephone.

Quorum

The quorum requirement for the Target Fund is thirty percent (30%) of shares entitled to vote.

Vote Required

The affirmative vote of a majority of the outstanding voting securities of the Target Fund is required to approve the Reorganization Agreement, which under applicable law means the vote of the lesser of (a) 67% or more of the voting power of the voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the

Target Fund are present at the Meeting or represented by proxy, or (b) more than 50% of the voting power of the outstanding voting securities of the Target Fund. Each whole share (or fractional share) outstanding on the Record Date shall entitle the holder thereof to a number of votes equal to the net asset value of the share (or fractional share) in United States dollars determined at the close of business on the Record Date.

Effect of Abstentions and Broker “Non-Votes”

For purposes of determining the presence of a quorum for transacting business at the Meeting, executed proxies marked as abstentions and “broker non-votes” (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power), if any, will be treated as shares that are present for quorum purposes but which have not been voted. Abstentions and “broker non-votes” will count as present for purposes of determining a quorum. Accordingly, abstentions and broker non-votes will have the effect of a vote against approval of the Reorganization. As a result, shareholders are urged to sign and date their proxy card and forward their voting instructions promptly.

Adjournments

The Meeting may be adjourned by the person presiding at the meeting without further notice to a designated time and place if a quorum is not present. The Meeting may, by motion of the person presiding over the Meeting, be adjourned, even if a quorum is present, to a designated time and place, when such adjournment is approved by the vote of holders of shares representing a majority of the voting power of the shares present and entitled to vote. Unless a proxy is otherwise limited in this regard, any shares present and entitled to vote at a meeting that are represented by broker non-votes, may, at the discretion of the persons named as proxies, be voted in favor of such an adjournment. Any adjourned meeting may be held as adjourned without further notice, even if the date of such adjourned meeting is more than 120 days after the notice of the original meeting or the postponement thereof, was mailed or sent.

Future Shareholder Proposals

The Target Fund does not hold annual meetings of shareholders. A shareholder proposal intended to be presented at a future special meeting of shareholders of the Target Fund must be received at the offices of the Target Fund, 55 Water Street, New York, New York 10041, in accordance with the time periods set forth for advance notice in the bylaws applicable to the Target Fund or, if no such time period is specified, at a reasonable time before the Target Fund begins to print and mail its proxy materials. Timely submission of a proposal does not guarantee that such proposal will be included in a proxy statement.

Record Date and Outstanding Shares

Only shareholders of record of the Target Fund at the close of business on the Record Date are entitled to notice of and to vote at the Meeting and at any postponements or adjournments thereof. The chart below lists the number of Class A, Class B, Class C and Class I shares of the Target Fund that were outstanding and entitled to vote as of the close of business on the Record Date.

Fund	Class	Total Shares Outstanding

Legg Mason ClearBridge Capital Fund	Class A	8,260,646.982

Legg Mason ClearBridge Capital Fund	Class B	1,640,236.088

Legg Mason ClearBridge Capital Fund	Class C	5,666,236.216

Legg Mason ClearBridge Capital Fund	Class I	3,483,994.636

Total

To the knowledge of the Funds, as of the Record Date, except as set forth on Appendix F, no person owned beneficially or of record 5% or more of any class of the Target Fund’s or the Acquiring Fund’s outstanding shares.

To the knowledge of the Funds, as of December 15, 2010, less than 1% of the outstanding shares of the Target Fund and the Acquiring Fund were owned directly or beneficially in the aggregate by the Board members and officers of the Target Fund and the Acquiring Fund.

THE BOARD OF THE TARGET FUND, INCLUDING THE INDEPENDENT BOARD MEMBERS, UNANIMOUSLY RECOMMENDS APPROVAL OF THE REORGANIZATION AGREEMENT. ANY SIGNED AND DATED, BUT UNMARKED, PROXIES WITHOUT INSTRUCTIONS TO THE CONTRARY WILL BE VOTED IN FAVOR OF APPROVAL OF THE REORGANIZATION AGREEMENT.

By order of the Board of Trustees,

Robert I. Frenkel
Secretary
Legg Mason Partners Equity Trust

INDEX OF APPENDICES

Appendix A: Dates of Prospectuses, Fund SAIs and Shareholder Reports

Appendix B: Form of Agreement and Plan of Reorganization

Appendix C: Financial Highlights of the Legg Mason ClearBridge Mid Cap Core Fund

Appendix D: Historical Performance for Each Fund

Appendix E: Instructions for Signing Proxy Card

Appendix F: 5% Shareholders of the Target Fund and Acquiring Fund

APPENDIX A

Dates of Prospectuses, Fund Statements of

Additional Information and Shareholder Reports

Fund	Prospectus and Fund SAI Dated	Shareholder Reports
Legg Mason ClearBridge Capital Fund	February 26, 2010 (filed on February 23, 2010, as amended or supplemented) (Accession Number 0001193125-10-037655)	Annual Report: October 31, 2010 (filed on December 22, 2010) (Accession Number 0001193125-10-286253)

Legg Mason ClearBridge Mid Cap Core Fund	February 26, 2010 (filed on February 23, 2010, as amended or supplemented) (Accession Number 0001193125-10-037655)	Annual Report: October 31, 2010 (filed on December 22, 2010) (Accession Number 0001193125-10-286205)

A-1

APPENDIX B

Form of Agreement and Plan of Reorganization

Legg Mason ClearBridge Mid Cap Core Fund and Legg Mason ClearBridge Capital Fund

This AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is made as of this         th day of                     , by and among Legg Mason Partners Equity Trust, a Maryland statutory trust (the “Trust”), with its principal place of business at 55 Water Street, New York, New York 10041, on behalf of its series Legg Mason ClearBridge Mid Cap Core Fund (the “Acquiring Fund”), and on behalf of its series Legg Mason ClearBridge Capital Fund (the “Target Fund”), and, solely for purposes of paragraph 10.2 hereof, Legg Mason Partners Fund Advisor, LLC (“LMPFA”).

WHEREAS, each of the Target Fund and the Acquiring Fund is a series of the Trust, an open-end management investment company registered pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, it is intended that, for United States federal income tax purposes (i) the transactions contemplated by this Agreement constitute a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and (ii) this Agreement constitutes a plan of reorganization within the meaning of Section 368 of the Code and Treasury Regulations Section 1.368-2(g);

WHEREAS, the reorganization will consist of (1) the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Target Fund to the Acquiring Fund in exchange solely for classes of shares of beneficial interest of the Acquiring Fund (the “Acquiring Fund Shares”) corresponding to the classes of outstanding shares of beneficial interest of the Target Fund (the “Target Fund Shares”), as described herein, and the assumption by the Acquiring Fund of all liabilities of the Target Fund, and (2) the distribution of the Acquiring Fund Shares to the shareholders of the Target Fund and the subsequent redemption of the Target Fund Shares and termination of the Target Fund as a series of the Trust, as provided herein (the “Reorganization”), all upon the terms and conditions hereinafter set forth in this Agreement;

WHEREAS, the Board of Trustees of the Trust (the “Board”) has determined, with respect to the Acquiring Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Target Fund for Acquiring Fund Shares and the assumption of all liabilities of the Target Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization;

WHEREAS, the Board has determined, with respect to the Target Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Target Fund for Acquiring Fund Shares and the assumption of all liabilities of the Target Fund by the Acquiring Fund is in the best interests of the Target Fund and that the interests of the existing shareholders of the Target Fund will not be diluted as a result of the Reorganization; and

WHEREAS, in this Agreement, any references to a Fund taking action shall mean and include all necessary actions of the Trust, as applicable, on behalf of a Fund, unless the context of this Agreement or the 1940 Act requires otherwise;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE TARGET FUND TO THE ACQUIRING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES, ASSUMPTION OF ALL TARGET FUND LIABILITIES AND TERMINATION OF THE TARGET FUND

1.1 Subject to requisite approvals and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Trust, on behalf of the Target Fund, agrees to sell, assign, convey, transfer and deliver all of its property and assets, as set forth in paragraph 1.2, to the Acquiring Fund, and the Trust, on behalf of the Acquiring Fund, agrees in exchange therefor: (a) to deliver to the Target Fund the number of full and fractional Acquiring Fund Shares corresponding to each class of Target Fund Shares as of the time and date set forth in paragraph 3.1, determined by dividing the value of the Target Fund’s net assets (computed in the manner and as of the time and date set forth in paragraph 2.1) by the net asset value of one share of the corresponding class of Acquiring Fund Shares (computed in the manner and as of the time and date set forth in paragraph 2.2); and (b) to assume all liabilities of the Target Fund. Such transactions shall take place on a closing date as provided for in paragraph 3.1 (the “Closing Date”).

1.2 The property and assets of the Trust attributable to the Target Fund to be sold, assigned, conveyed, transferred and delivered to and acquired by the Trust, on behalf of the Acquiring Fund, shall consist of all assets and property of every kind and nature of the Target Fund, including, without limitation, all rights, receivables (including dividend, interest and other receivables), cash, cash equivalents, claims (whether absolute or contingent, known or unknown), securities, commodities and futures interests, good will and other intangible property, any deferred or prepaid expenses and all interests, rights, privileges and powers, the Target Fund owns at the Valuation Date (as defined in paragraph 2.1) (collectively, “Assets”). The Trust, on behalf of the Acquiring Fund, shall assume all of the liabilities and obligations of the Target Fund, including, without limitation, all indemnification obligations of the Target Fund with respect to the current and former members of the Board and officers of the Trust, whether accrued or contingent, known or unknown, existing at the Valuation Date except for all expenses that are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) borne by LMPFA and the Target Fund pursuant to paragraph 10.2 (collectively, “Liabilities”). The Target Fund will sell, assign, convey, transfer and deliver to the Trust, on behalf of the Acquiring Fund, any rights, stock dividends, or other securities received by the Target Fund after the Closing Date as stock dividends or other distributions on or with respect to the property and assets transferred, which rights, stock dividends, and other securities shall be deemed included in the property and assets transferred to the Trust, on behalf of the Acquiring Fund, at the Closing Date and shall not be separately valued, in which case any such distribution that remains unpaid as of the Closing Date shall be included in the determination of the value of the assets of the Target Fund acquired by the Trust on behalf of the Acquiring Fund.

1.3 The Target Fund will make reasonable efforts to discharge all of its known Liabilities prior to the Valuation Date.

1.4 On or as soon as practicable prior to the Closing Date, the Target Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of its investment company taxable income as defined in the Code (computed without regard to any deduction for dividends paid) and realized net capital gain as defined in the Code (after deduction for any available capital loss carryover), if any, for all tax periods ending on or before the Closing Date (and treating the current taxable year as ending on the Closing Date) such that the Target Fund will have no tax liability under Section 852 or Section 4982 for the current and any prior tax periods.

1.5 Immediately following the actions contemplated by paragraph 1.1, the Trust shall take such actions as may be necessary or appropriate to complete the liquidation of the Target Fund. To complete the liquidation, the Trust, on behalf of the Target Fund, shall (a) distribute to the shareholders of record of the Target Fund Shares as of the Closing Date (“Target Fund Shareholders”), on a pro rata basis, the Acquiring Fund Shares received by the Trust, on behalf of the Target Fund, pursuant to paragraph 1.1, (b) redeem shares of the Target Fund and (c) terminate the Target Fund as a series of the Trust in accordance with Maryland law. Such distribution and redemption shall be accomplished, with respect to the Target Fund Shares, by the transfer of the corresponding Acquiring Fund Shares then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Target Fund Shareholders. The aggregate net asset value of the Acquiring Fund Shares to be so credited to the Target Fund Shareholders shall be equal to the aggregate net asset value of the Target Fund Shares owned by Target Fund Shareholders on the Closing Date. All issued and outstanding Target Fund Shares will be cancelled on the books of the Target Fund. The Acquiring Fund shall not issue certificates representing any class of Acquiring Fund Shares in connection with such exchange.

1.6 Ownership of Acquiring Fund Shares will be shown on the books of each transfer agent of the Acquiring Fund.

1.7 Any reporting responsibility of the Target Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Trust, on behalf of the Target Fund. The Trust shall fully cooperate to the extent necessary or desirable for these responsibilities to be discharged.

2. VALUATION

2.1 The value of the Assets and the amount of the Liabilities shall be determined as of the time for calculation of net asset value as set forth in the then-current prospectus for the Target Fund, and after the declaration of any dividends by the

Target Fund, on the Closing Date (such time and date being hereinafter called the “Valuation Date”), computed using the valuation procedures established by the Board. All computations of value and amounts shall be made by (a) State Street Bank and Trust Company, in its capacity as accounting agent for the Target Fund, or (b) in the case of securities subject to fair valuation, in accordance with the valuation procedures of the Trust adopted in good faith by the Board. All computations of value and amounts pursuant to this paragraph 2.1 shall be subject to confirmation by the Acquiring Fund’s independent registered public accounting firm.

2.2. The net asset value per share of each class of Acquiring Fund Shares shall be determined to the nearest full cent on the Valuation Date, using the valuation procedures established by the Board. All computations of value shall be made by (a) State Street Bank and Trust Company, in its capacity as accounting agent for the Acquiring Fund, or (b) in the case of securities subject to fair valuation, in accordance with the valuation procedures of the Trust adopted in good faith by the Board. All computations of value and amounts pursuant to this paragraph 2.2 shall be subject to confirmation by the Target Fund’s independent registered public accounting firm.

3. CLOSING AND CLOSING DATE

3.1 Subject to the terms and conditions set forth herein, the Closing Date shall be April 21, 2011, or such other date as the parties may agree. All acts taking place at the closing of the transactions provided for in this Agreement (“Closing”) shall be deemed to take place simultaneously as of the “close of business” on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time or such later time on that date as the Target Fund’s net asset value is calculated in accordance with paragraph 2.1 and after the declaration of any dividends. The Closing shall be held at the offices of Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019 or at such other time and/or place as the parties may agree.

3.2 The Trust shall direct State Street Bank and Trust Company (the “Custodian”) to transfer ownership of the Assets, at the time of the Closing, from the accounts of the Target Fund that the Custodian maintains as custodian for the Target Fund to the accounts of the Acquiring Fund that the Custodian maintains as custodian for the Acquiring Fund and to deliver to the Trust, at the Closing, a certificate of an authorized officer stating that the Assets of the Target Fund have been so transferred as of the Closing Date. The Trust, on behalf of the Target Fund, shall deliver to the Acquiring Fund, at the Closing, a certificate of an authorized officer stating that all necessary taxes in connection with the delivery of the Assets of the Target Fund, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

3.3 The Trust shall direct each of Boston Financial Data Services, Inc., and BNY Mellon Investment Servicing (US) Inc., in its capacity as a transfer agent for the Target Fund (each, a “Transfer Agent”), to deliver to the Trust at the Closing a certificate of an authorized officer stating that its records contain the name and address of each Target Fund Shareholder and the number and percentage ownership of the outstanding class of Target Fund Shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall deliver to the Secretary of the Trust, on behalf of the Target Fund, a confirmation evidencing that (a) the appropriate number of Acquiring Fund Shares have been credited to the Target Fund’s account on the books of the Acquiring Fund pursuant to paragraph 1.1 prior to the actions contemplated by paragraph 1.5 and (b) the appropriate number of Acquiring Fund Shares have been credited to the accounts of the Target Fund Shareholders on the books of the Acquiring Fund pursuant to paragraph 1.5. At the Closing, each party shall deliver to the other party such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as the other party or its counsel may reasonably request.

3.4 In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Target Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Target Fund or the Acquiring Fund is impracticable (in the judgment of the Board), the Closing Date shall be postponed until the first Friday (that is also a business day) after the day when trading shall have been fully resumed and reporting shall have been restored.

4. REPRESENTATIONS AND WARRANTIES

4.1 Except as has been fully disclosed in Schedule 4.1 of this Agreement, the Trust, on behalf of the Target Fund, represents and warrants to the Acquiring Fund as follows:

(a) The Target Fund is duly established as a series of the Trust, which is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Maryland, with power under its Declaration of Trust, as amended or supplemented (the “Charter”), to own all of its assets and to carry on its business as it is being conducted as of the date hereof. The Trust is duly qualified to do business as a foreign corporation in each jurisdiction in which the conduct of its business makes such qualification necessary except where the failure to so qualify would not have a material adverse effect on the condition (financial or otherwise), business, properties, net assets or results of operations of the Trust. The Trust has all necessary federal, state and local authorizations to carry on its business as now being conducted and to fulfill the terms of this Agreement, except as described in paragraph 4.1(c).

(b) The Trust is a registered open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act, and the registration of each class of Target Fund Shares under the Securities Act of 1933, as amended (“1933 Act”), is in full force and effect.

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Target Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), the 1940 Act, state securities laws and the Hart-Scott-Rodino Act.

(d) The current prospectus and statement of additional information of the Target Fund (true and correct copies of which have been delivered to the Acquiring Fund) and each prospectus and statement of additional information of the Target Fund used during the three (3) years prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e) On the Closing Date, the Trust, on behalf of the Target Fund, will have good title to the Assets and full right, power and authority to sell, assign, convey, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for the Assets, the Trust, on behalf of the Acquiring Fund, will acquire good title thereto, subject to no restrictions on the full transfer thereof, excluding such restrictions as might arise under the 1933 Act.

(f) The Target Fund is not engaged currently, and the execution, delivery and performance of this Agreement by the Trust, on behalf of the Target Fund, will not result, in a material violation of Maryland law or of the Charter or the bylaws of the Trust, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust, on behalf of the Target Fund, is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Trust, on behalf of the Target Fund, will not result in the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Trust, on behalf of the Target Fund, is a party or by which it is bound.

(g) All material contracts or other commitments of the Target Fund (other than this Agreement, certain investment contracts, including options, futures, swaps and forward contracts, the indemnification agreements of the current and former members of the Board, and those contracts listed in Schedule 4.1) will terminate without liability to the Target Fund on or prior to the Closing Date. Each contract listed in Schedule 4.1 is a valid, binding and enforceable obligation of the Target Fund and, to the Target Fund’s knowledge, the other parties thereto (assuming due authorization, execution and delivery by the other parties thereto) and the assignment by the Target Fund to the Acquiring Fund of each such contract will not result in the termination of such contract, any breach or default thereunder by the Target Fund or the imposition of any penalty thereunder.

(h) No litigation or administrative proceeding or investigation of or before any court or governmental body is pending or, to the Trust’s knowledge, threatened against the Trust, with respect to the Target Fund or any of its properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of the Target Fund’s business. The Trust, on behalf of the Target Fund, is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the Target Fund’s business or the Trust’s ability to consummate the transactions herein contemplated on behalf of the Target Fund.

(i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Target Fund as of the last day of and for the most recently completed fiscal year of the Target Fund prior to the date of this Agreement have been audited by KPMG LLP, an independent registered public accounting firm, and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements (true and correct copies of which have been furnished to the Trust) present fairly, in all material respects, the financial condition of the Target Fund as of such date and for such period in accordance with GAAP, and there are no known contingent, accrued or other liabilities of the Target Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein. The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments (unaudited) of the Target Fund as at the last day of and for the most recently completed fiscal half year of the Target Fund following the date of the audited annual statements referenced above are in accordance with GAAP consistently applied, and such statements (true and correct copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Target Fund, and all known contingent, accrued or other liabilities of the Target Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date are disclosed therein.

(j) Since the last day of the most recently completed fiscal year of the Target Fund prior to the date of this Agreement, there has not been any material adverse change in the Target Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Target Fund of indebtedness for money borrowed maturing more than one year from the date such indebtedness was incurred. For the purposes of this subparagraph (j), a decline in net asset value per share of Target Fund Shares due to declines in market values of securities held by the Target Fund, the discharge of Target Fund liabilities, or the redemption of Target Fund Shares by shareholders of the Target Fund shall not constitute a material adverse change.

(k) On the Closing Date, all federal and other tax returns, dividend reporting forms and other tax-related reports of the Target Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and, to the best of the Trust’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns.

(l) The Target Fund is a separate series of the Trust that is treated as a corporation separate from any and all other series of the Trust under Section 851(g) of the Code. For each taxable year of its operation (including the taxable year ending on the Closing Date), the Target Fund has met (or will meet) the requirements of Subchapter M of Chapter 1 of the Code for qualification and treatment as a “regulated investment company,” has elected to be treated as such, has been (or will be) eligible to compute and has computed (or will compute) its federal income tax under Section 852 of the Code, and on or before the Closing Date, will have distributed or will have declared dividends intended to be sufficient to distribute substantially all of (i) the excess of (x) its investment income excludible from gross income under Section 103 of the Code over (y) its deductions disallowed under Sections 265 and 171 of the Code (“net tax-exempt income”), (ii) its investment company taxable income (as defined in the Code) (computed without regard to any deduction for dividends paid) and (iii) any net capital gain (as defined in the Code) (after reduction for any allowable capital loss carryover) that has accrued or been recognized, respectively, through the Closing Date such that for all tax periods ending on or before the Closing Date (and treating the current tax year as ending on the Closing Date) the Target Fund will not have any tax liability under Section 852 or Section 4982.

(m) All issued and outstanding Target Fund Shares are, and on the Closing Date will be, duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by the Trust and have been offered and sold in any state, territory or the District of Columbia in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws. All of the issued and outstanding Target Fund Shares will, at the time of Closing, be held by the persons and in the amounts set forth in the records of each Transfer Agent, on behalf of the Target Fund, as provided in paragraph 3.3. The Target Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Target Fund Shares, nor is there outstanding any security convertible into any of the Target Fund Shares.

(n) The Target Fund will review its assets to ensure that prior to the Closing Date its assets do not include any assets that the Acquiring Fund is not permitted, or reasonably believes to be unsuitable for it, to acquire, including without limitation any security that, prior to its acquisition by the Target Fund, is unsuitable for the Acquiring Fund to acquire.

(o) The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action on the part of the Board, on behalf of the Target Fund, and this Agreement constitutes a valid and binding obligation of the Trust, on behalf of the Target Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(p) The combined proxy statement and prospectus (“Proxy Statement”) to be included in the Registration Statement (as defined in paragraph 5.6), insofar as it relates to the Target Fund, from the effective date of the Registration Statement through the date of the meeting of shareholders of the Target Fund contemplated therein and on the Closing Date, will (i) not contain any statement which, at the time and in light of the circumstances under which it is made, is false or misleading with respect to any material fact, or which omits to state any material fact necessary in order to make the statements therein not false or misleading (provided that this representation and warranty shall not apply to statements in or omissions from the Proxy Statement made in reliance upon and in conformity with information that was furnished by the Trust for use therein) and (ii) comply in all material respects with the provisions of the 1933 Act and the 1940 Act and the rules and regulations thereunder. The information to be furnished by the Target Fund for use in registration statements and other documents filed or to be filed with any federal, state or local regulatory authority, as may be prepared in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

4.2 Except as has been fully disclosed in Schedule 4.2 to this Agreement, the Trust, on behalf of the Acquiring Fund, represents and warrants to the Target Fund as follows:

(a) The Acquiring Fund is duly established as a series of the Trust, which is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Maryland, with the power under its Charter to own all of its assets and to carry on its business as it is being conducted as of the date hereof. The Trust is duly qualified to do business as a foreign trust in each jurisdiction in which the conduct of its business makes such qualification necessary except where the failure to so qualify would not have a material adverse effect on the condition (financial or otherwise), business, properties, net assets or results of operations of the Trust. The Trust has all necessary federal, state and local authorizations to carry on its business as now being conducted and to fulfill the terms of this Agreement, except as described in paragraph 4.2(c).

(b) The Trust is a registered open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act, and the registration of each class of Acquiring Fund Shares under the 1933 Act, is in full force and effect or will be in full force and effect as of the Closing Date.

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities laws and the Hart-Scott-Rodino Act.

(d) The current prospectus and statement of additional information of the Acquiring Fund (true and correct copies of which have been delivered to the Target Fund) and each prospectus and statement of additional information of the Acquiring Fund used during the three (3) years prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement by the Trust, on behalf of the Acquiring Fund, will not result, in a material violation of Maryland law or the Charter or the bylaws of the Trust, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust, on behalf of the Acquiring Fund, is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Trust, on behalf of the Acquiring Fund, will not result in the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Trust, on behalf of the Acquiring Fund, is a party or by which it is bound.

(f) No litigation or administrative proceeding or investigation of or before any court or governmental body is pending or, to the Trust’s knowledge, threatened against the Trust, with respect to the Acquiring Fund, or any of its properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of the Acquiring Fund’s business. The Trust, on behalf of the Acquiring Fund, is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the Acquiring Fund’s business or the Trust’s ability to consummate the transactions herein contemplated on behalf of the Acquiring Fund.

(g) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Acquiring Fund as of the last day of and for the most recently completed fiscal year of the Acquiring Fund prior to the date of this Agreement have been audited by KPMG LLP, an independent registered public accounting firm, and are in accordance with GAAP consistently applied, and such statements (true and correct copies of which have been furnished to the Target Fund) present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date and for such period in accordance with GAAP, and there are no known contingent, accrued or other liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein. The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments (unaudited) of the Acquiring Fund as at the last day of and for the most recently completed fiscal half year of the Acquiring Fund following the date of the audited annual statements referenced above are in accordance with GAAP consistently applied, and such statements (true and correct copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquiring Fund, and all known contingent, accrued or other liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date are disclosed therein.

(h) Since the last day of the most recently completed fiscal year of the Acquiring Fund prior to the date of this Agreement, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness for money borrowed maturing more than one year from the date such indebtedness was incurred. For the purposes of this subparagraph (h), a decline in net asset value per share of Acquiring Fund Shares due to declines in market values of securities held by the Acquiring Fund, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by shareholders of the Acquiring Fund shall not constitute a material adverse change.

(i) On the Closing Date, all federal and other tax returns, dividend reporting forms and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and, to the best of the Trust’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns.

(j) The Acquiring Fund is a separate series of the Trust that is treated as a corporation separate from any and all other series of the Trust under Section 851(g) of the Code. For each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquiring Fund has met (or will meet) the requirements of Subchapter M of Chapter 1 of the Code for qualification and treatment as a “regulated investment company,” has elected to be treated as such, and has been (or will be) eligible to compute and has computed (or will compute) its federal income tax under Section 852 of the Code, and will have distributed (or will distribute pursuant to the provisions of Section 855 of the Code) substantially all of (i) its net tax-exempt income, (ii) its investment company taxable income (as defined in the Code) (computed without regard to any deduction for dividends paid) and (iii) any net capital gain (as defined in the Code) (after reduction for any capital loss carryover) for taxable years ending with or prior to the Closing Date such that for all those years the Acquiring Fund will have no tax liability under Section 852 or Section 4982.

(k) All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by the Trust and will have been offered and sold in any state, territory or the District of Columbia in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares. All of the Acquiring Fund Shares to be issued and delivered to the Trust, for the account of the Target Fund Shareholders, pursuant to this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly and legally issued Acquiring Fund Shares and be fully paid and non-assessable by the Trust.

(l) The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action on the part of the Board, on behalf of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(m) The Proxy Statement to be included in the Registration Statement, insofar as it relates to the Acquiring Fund and the Acquiring Fund Shares, from the effective date of the Registration Statement through the date of the meeting of shareholders of the Target Fund and on the Closing Date, will (i) not contain any statement which, at the time and in the light of the circumstances under which it is made, is false or misleading with respect to any material fact, or which omits to state any material fact necessary to make the statements therein not false or misleading (provided that this representation and warranty shall not apply to statements in or omissions from the Proxy Statement made in reliance upon and in conformity with information that was furnished by the Trust for use therein) and (ii) comply in all material respects with the provisions of the 1933 Act and the 1940 Act and the rules and regulations thereunder. The information to be furnished by the Acquiring Fund for use in registration statements and other documents filed or to be filed with any federal, state or local regulatory authority, as may be prepared in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

5. COVENANTS

The Trust, on behalf of the Target Fund and the Acquiring Fund, hereby further covenants as follows:

5.1 The Target Fund and the Acquiring Fund each will operate its business in the ordinary course and shall comply in all material respects with all applicable laws, rules and regulations between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and other distributions, and any other distribution that may be advisable.

5.2 The Trust will call and hold a meeting of the shareholders of the Target Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3 The Acquiring Fund Shares to be acquired by the Target Fund hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.4 The Trust, on behalf of the Target Fund, will assist in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund Shares.

5.5 Subject to the provisions of this Agreement, the Trust, on behalf of the Acquiring Fund and the Target Fund, will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.6 The Trust, on behalf of the Acquiring Fund, shall prepare and file a Registration Statement on Form N-14 in compliance with the 1933 Act and the 1940 Act and the rules and regulations thereunder with respect to the Reorganization (the “Registration Statement”). The Trust, on behalf of the Target Fund, will provide to the Acquiring Fund such information regarding the Target Fund as may be reasonably necessary for the preparation of the Registration Statement.

5.7 The Trust, on behalf of each of the Acquiring Fund and the Target Fund, will use all reasonable efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.8 The Trust, on behalf of the Target Fund, will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Trust, on behalf of the Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) the Trust’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Trust’s title to and possession of all the Assets, and to otherwise carry out the intent and purpose of this Agreement.

5.9 The Trust, on behalf of the Acquiring Fund, will use all reasonable efforts to obtain such approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

5.10 The Trust shall not change the Charter, or the Acquiring Fund’s prospectus or statement of additional information so as to restrict permitted investments for the Acquiring Fund, except as required by the Commission prior to the Closing.

5.11 The Target Fund and the Acquiring Fund will each report the Reorganization as a reorganization within the meaning of Section 368(a) of the Code on its federal income tax return for its respective taxable year in which the Reorganization occurs, including filing any and all statements required by Treas. Reg. § 1.368-3.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF TRUST, ON BEHALF OF THE TARGET FUND

The obligations of the Trust, on behalf of the Target Fund, to consummate the transactions provided for herein shall be subject, at the Trust’s election, to the following conditions:

6.1 All representations and warranties of the Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

6.2 The Trust, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Trust, on behalf of the Acquiring Fund, on or before the Closing Date.

6.3 The Trust, on behalf of the Acquiring Fund, shall have executed and delivered an assumption of the Liabilities and all such other agreements and instruments as the Trust may reasonably deem necessary or desirable in order to vest in and confirm (a) the Target Fund’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Trust’s assumption of all of the Liabilities, and to otherwise carry out the intent and purpose of this Agreement.

6.4 The Trust, on behalf of the Acquiring Fund, shall have delivered to the Target Fund a certificate executed in the name of the Trust, on behalf of the Acquiring Fund, by the Trust’s President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Target Fund and dated as of the Closing Date, as to the matters set forth in paragraphs 6.1 and 6.2 and as to such other matters as the Target Fund shall reasonably request.

6.5 The Trust, on behalf of each of the Acquiring Fund and the Target Fund, shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF TRUST, ON BEHALF OF THE ACQUIRING FUND

The obligations of the Trust, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at the Trust’s election, to the following conditions:

7.1 All representations and warranties of the Trust, on behalf of the Target Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

7.2 The Trust, on behalf of the Target Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Trust, on behalf of the Target Fund, on or before the Closing Date.

7.3 The Trust, on behalf of the Target Fund, shall have delivered to the Acquiring Fund a Statement of Assets and Liabilities of the Target Fund as of the Closing Date, including a schedule of investments, certified by the Treasurer of the Trust on behalf of the Target Fund. The Trust, on behalf of the Target Fund, shall have executed and delivered all such assignments and other instruments of transfer as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm (a) the Target Fund’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Acquiring Fund’s title to and possession of all the Assets and to otherwise carry out the intent and purpose of this Agreement.

7.4 The Trust, on behalf of the Target Fund, shall have delivered to the Acquiring Fund a certificate executed in the name of the Trust, on behalf of the Target Fund, by the Trust’s President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, as to the matters set forth in paragraphs 7.1 and 7.2 and as to such other matters as the Acquiring Fund shall reasonably request.

7.5 The Trust, on behalf of each of the Target Fund and the Acquiring Fund, shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TRUST

If any of the conditions set forth in paragraph 8.1 or paragraph 8.5 have not been satisfied on or before the Closing Date, the Transaction contemplated by this Agreement shall not be consummated. If any of the other conditions set forth below have not been satisfied on or before the Closing Date with respect to each of the Target Fund and the Acquiring Fund, the Trust shall be entitled, at its option, to refuse to consummate the transactions contemplated by this Agreement:

8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Target Fund, in accordance with the provisions of the 1940 Act and the Charter, the bylaws of the Trust, and Maryland law, as applicable, and certified copies of the report of the inspector of elections evidencing such approval, if any such approval is required, shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, the Trust may not waive the condition set forth in this paragraph 8.1.

8.2 On the Closing Date, no court or governmental agency of competent jurisdiction shall have issued any order that remains in effect and that restrains or enjoins the Trust, with respect to the Target Fund or the Acquiring Fund, from completing the transactions contemplated by this Agreement.

8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Target Fund.

8.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending.

8.5 The parties (other than LMPFA) shall have received the opinion of Willkie Farr & Gallagher LLP, dated the Closing Date, substantially to the effect that, based upon certain facts, assumptions and representations and upon certifications made by the Trust, on behalf of the Target Fund and the Acquiring Fund, and their respective authorized officers, for U.S. federal income tax purposes: (i) the acquisition by the Acquiring Fund of all of the assets of the Target Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities of the Target Fund, followed by the distribution by the Target Fund to its shareholders of Acquiring Fund Shares in complete liquidation of the Target Fund, all pursuant to the Agreement, will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Target Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code; (ii) under Sections 361 and 357(a) of the Code, the Target Fund will not recognize gain or loss upon the transfer of its assets to the Acquiring Fund in exchange for Acquiring Fund Shares and the assumption of the Liabilities by the Acquiring Fund, and the Target Fund will not recognize gain or loss upon the distribution to its shareholders of the Acquiring Fund Shares in liquidation of the Target Fund except for (A) any gain or loss that may be recognized on “section 1256 contracts” as defined in Section 1256(b) of the Code as a result of the closing of the tax year of the Target Fund, (B) any gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized as a result of the closing of the tax year of the Target Fund; (iii) under Section 354 of the Code, shareholders of the Target Fund will not recognize gain or loss on the receipt of

Acquiring Fund Shares solely in exchange for Target Fund shares; (iv) under Section 358 of the Code, the aggregate basis of the Acquiring Fund Shares received by each shareholder of the Target Fund will be the same as the aggregate basis of Target Fund shares exchanged therefor; (v) under Section 1223(1) of the Code, the holding period of the Acquiring Fund Shares received by each Target Fund shareholder will include the holding period of the Target Fund shares exchanged therefor, provided that the Target Fund shareholder held the Target Fund shares at the time of the Reorganization as a capital asset; (vi) under Section 1032 of the Code, the Acquiring Fund will not recognize gain or loss upon the receipt of assets of the Target Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities of the Target Fund; (vii) under Section 362(b) of the Code, the basis of the assets of the Target Fund transferred to the Acquiring Fund in the Reorganization will be the same in the hands of the Acquiring Fund as the basis of such assets in the hands of the Target Fund immediately prior to the transfer, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Target Fund upon the transfer; and (viii) under Section 1223(2) of the Code, the holding periods of the assets of the Target Fund transferred to the Acquiring Fund in the Reorganization in the hands of the Acquiring Fund will include the periods during which such assets were held by the Target Fund (except to the extent that the investment activities of the Acquiring Fund reduce or eliminate such holding period and except for any assets which may be marked to market for federal income tax purposes on the termination of the Target Fund’s taxable year or on which gain was recognized upon the transfer to the Acquiring Fund). The delivery of such opinion is conditioned upon the receipt by Willkie Farr & Gallagher LLP of representations it shall request of the Trust, on behalf of each of the Target Fund and the Acquiring Fund. Notwithstanding anything herein to the contrary, no party hereto may waive the condition set forth in this paragraph 8.5.

8.6 [Reserved.]

8.7 [Reserved.]

8.8 The Assets will include no assets which the Acquiring Fund, by reason of limitations contained in the Charter or in investment restrictions in effect on the Closing Date, may not properly acquire.

9. INDEMNIFICATION

9.1 The Trust, out of the Acquiring Fund’s assets and property (including any amounts paid to the Acquiring Fund pursuant to any applicable liability insurance policies or indemnification agreements), agrees to indemnify and hold harmless the members of the Board and the Trust’s officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Trust and those members of the Board and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Trust, on behalf of the Acquiring Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Trust or the members of the Board or the Trust’s officers prior to the Closing Date, provided that such indemnification by the Trust is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

9.2 The Trust, out of the Target Fund’s assets and property (including any amounts paid to the Target Fund pursuant to any applicable liability insurance policies or indemnification agreements), agrees to indemnify and hold harmless the members of the Board and the Trust’s officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Trust and those members of the Board and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Trust, on behalf of the Target Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Trust or the members of the Board or its officers prior to the Closing Date, provided that such indemnification by the Trust is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

10. BROKER FEES AND EXPENSES

10.1 The Trust, on behalf of each of the Acquiring Fund and the Target Fund, represents and warrants that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

10.2 The Acquiring Fund and LMPFA will each pay 50% of the direct and indirect expenses and the out-of-pocket costs and expenses of the Reorganization incurred by the Acquiring Fund, except that any transaction costs associated with repositioning the Acquiring Fund’s portfolio in connection with the Reorganization will be borne by the Acquiring Fund after the Reorganization. LMPFA will pay all of the direct and indirect expenses and out-of-pocket costs and expenses of the Reorganization incurred by the Target Fund (including the cost of printing and mailing the Proxy Statement, accompanying notice of special meeting and proxy card, along with postage and proxy solicitation costs), except that any transaction costs associated with repositioning the Target Fund’s portfolio, if any, in connection with the Reorganization will be borne by the Acquiring Fund after the Reorganization. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code or would prevent the Reorganization from qualifying as a tax-free reorganization.

11. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

11.1 The Trust agrees that it has not, on behalf of either the Acquiring Fund or the Target Fund, made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

11.2 The covenants to be performed after the Closing by the Trust, and the obligations of the Trust, on behalf of the Acquiring Fund and the Target Fund, in Article 9, shall survive the Closing. All other representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder and shall terminate on the Closing.

12. TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing Date by resolution of the Board, if circumstances should develop that, in the opinion of the Board, make proceeding with the Agreement inadvisable with respect to the Acquiring Fund or the Target Fund. Any such termination resolution will be effective when communicated to the other party. The obligations of LMPFA set forth in paragraph 10.2 shall survive termination of this Agreement.

13. AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Trust; provided, however, that following the meeting of the Target Fund shareholders called by the Target Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to Target Fund shareholders under this Agreement to the detriment of such shareholders without their further approval.

14. NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail), personal service or prepaid or certified mail addressed to the Trust at its address set forth in the preamble to this Agreement, to the attention of its President.

15. HEADINGS; COUNTERPARTS; GOVERNING LAW; SEVERABILITY; ASSIGNMENT; LIMITATION OF LIABILITY

15.1 The Article headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

15.3 This Agreement shall be governed by and construed and interpreted in accordance with the internal laws of the State of Maryland.

15.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.5 Consistent with the Charter, the obligations of the Trust with respect to each of the Acquiring Fund and the Target Fund, entered into in the name or on behalf of the Trust by any of its Trustees, officers, employees or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, officers, employees, agents or shareholders of the Trust, personally, but bind only the assets of the Trust belonging to the Acquiring Fund and the Target Fund, and all persons dealing with any series or funds of the Trust must look solely to the assets of the Trust belonging to such series or fund for the enforcement of any claims against the Trust.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer.

LEGG MASON PARTNERS EQUITY TRUST,

on behalf of its series Legg Mason ClearBridge Mid Cap Core Fund

By:
Name:
Title:

LEGG MASON PARTNERS EQUITY TRUST,

on behalf of its series Legg Mason ClearBridge Capital Fund

By:
Name:
Title:

Solely for purposes of paragraph 10.2 of the Agreement:

LEGG MASON PARTNERS FUND ADVISOR, LLC

By:
Name:
Title:

SCHEDULE 4.1

[None.]

SCHEDULE 4.2

[None.]

APPENDIX C

Financial Highlights of the Legg Mason ClearBridge Mid Cap Core Fund

The financial highlights tables are intended to help you understand the performance of each class for the past five years, unless otherwise noted. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a Fund share assuming reinvestment of all dividends and distributions. The information in the following tables has been derived from the Fund’s and the predecessor fund’s financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the annual report (available upon request). The financial information shown below for periods prior to April 16, 2007 is that of the Fund’s predecessor.

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:

Class A Shares[1]	2010	2009[2]	2008[3]	2007[3]	2006[3]	2005[3]
Net asset value, beginning of year	$15.94	$12.54	$22.59	$24.02	$21.02	$21.65

Income (loss) from operations:
Net investment income (loss)	(0.06)	0.01	(0.02)	0.02	0.02	0.01
Net realized and unrealized gain (loss)	3.59	3.39	(7.68)	1.67	2.98	2.28
Proceeds from settlement of a regulatory matter	0.02	—	—	—	—	—

Total income (loss) from operations	3.55	3.40	(7.70)	1.69	3.00	2.29

Less distributions from:
Net investment income	—	—	—	—	—	—
Net realized gains	—	—	(2.35)	(3.12)	—	(2.92)

Total distributions	—	—	(2.35)	(3.12)	—	(2.92)

Net asset value, end of year	$19.49	$15.94	$12.54	$22.59	$24.02	$21.02

Total return[4]	22.27%[5]	27.11%	(38.05)%	7.84%	14.27%	11.27%

Net assets, end of period (000s)	$394,443	$477,162	$274,412	$475,146	$434,911	$389,863

Ratios to average net assets:
Gross expenses	1.42%	1.34%[6]	1.28%	1.21%[7]	1.25%	1.22%
Net expenses[8]	1.42	1.34 [6]	1.28	1.21 [7]	1.25 [9]	1.22
Net investment income (loss)	(0.37)	0.08 [6]	(0.11)	0.10	0.09	0.06

Portfolio turnover rate	54%	44%	80%	62%	69%	93%

[1]	Per share amounts have been calculated using the average shares method.
[2]	For the period December 1, 2008 through October 31, 2009.
[3]	For the year ended November 30.
[4]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 22.15%.
[6]	Annualized.
[7]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios both would have been the same.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.
[9]	Reflects fee waivers and/or expense reimbursements.

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:

Class B Shares[1]	2010	2009[2]	2008[3]	2007[3]	2006[3]	2005[3]
Net asset value, beginning of year	$14.15	$11.23	$20.64	$22.38	$19.73	$20.65

Income (loss) from operations:
Net investment loss	(0.20)	(0.10)	(0.17)	(0.16)	(0.14)	(0.15)
Net realized and unrealized gain (loss)	3.17	3.02	(6.89)	1.54	2.79	2.15
Proceeds from settlement of a regulatory matter	0.15	—	—	—	—	—

Total income (loss) from operations	3.12	2.92	(7.06)	1.38	2.65	2.00

Less distributions from:
Net realized gains	—	—	(2.35)	(3.12)	—	(2.92)

Total distributions	—	—	(2.35)	(3.12)	—	(2.92)

Net asset value, end of year	$17.27	$14.15	$11.23	$20.64	$22.38	$19.73

Total return[5]	22.05%[5]	26.00%	(38.60)%	6.91%	13.43%	10.38%

Net assets, end of year (000s)	$68,751	$82,424	$92,613	$224,464	$302,522	$359,471

Ratios to average net assets:
Gross expenses	2.33%	2.36%[6]	2.16%	2.08%[7]	2.03%	1.98%
Net expenses[8]	2.33	2.36 [6]	2.16	2.08 [7]	2.03 [9]	1.98
Net investment loss	1.28	(0.91)[6]	(1.00)	(0.77)	(0.69)	(0.71)

Portfolio turnover rate	54%	44%	80%	62%	69%	93%

[1]	Per share amounts have been calculated using the average shares method.
[2]	For the period December 1, 2008 through October 31, 2009.
[3]	For the year ended November 30.
[4]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 20.99%.
[6]	Annualized.
[7]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios both would have been 2.07%.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.
[9]	Reflects fee waivers and/or expense reimbursements.

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:

Class C Shares[1]	2010	2009[2]	2008[3]	2007[3]	2006[3]	2005[3]
Net asset value, beginning of year	$14.22	$11.27	$20.68	$22.39	$19.73	$20.65

Income (loss) from operations:
Net investment loss	(0.17)	(0.08)	(0.15)	(0.13)	(0.13)	(0.15)
Net realized and unrealized gain (loss)	3.20	3.03	(6.91)	1.54	2.79	2.15
Proceeds from settlement of a regulatory matter	0.07	—	—	—	—	—

Total income (loss) from operations	3.10	2.95	(7.06)	1.41	2.66	2.00

Less distributions from:
Net realized gains	—	—	(2.35)	(3.12)	—	(2.92)

Total distributions	—	—	(2.35)	(3.12)	—	(2.92)

Net asset value, end of year	$17.32	$14.22	$11.27	$20.68	$22.39	$19.73

Total return[4]	21.80%[5]	26.18%	(38.52)%	7.06%	13.48%	10.38%

Net assets, end of year (000s)	$132,148	$132,500	$126,007	$263,816	$290,235	$302,409

Ratios to average net assets:
Gross expenses	2.14%	2.11%[6]	2.05%	1.94%[7]	1.98%	2.00%
Net expenses[8]	2.14	2.11 [6]	2.05	1.94 [7]	1.96 [9]	2.00
Net investment loss	(1.09)	(0.67)[6]	(0.88)	(0.64)	(0.62)	(0.73)

Portfolio turnover rate	54%	44%	80%	62%	69%	93%

[1]	Per share amounts have been calculated using the average shares method.
[2]	For the period December 1, 2008 through October 31, 2009.
[3]	For the year ended November 30.
[4]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 21.31%.
[6]	Annualized.
[7]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios both would have been the same.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.
[9]	Reflects fee waivers and/or expense reimbursements.

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:

Class I Shares[1]	2010	2009[2]	2008[3]	2007[3]	2006[3]	2005[3]
Net asset value, beginning of year	$16.83	$13.18	$23.53	$24.80	$21.60	$22.16

Income (loss) from operations:
Net investment income	(0.00)[4]	0.07	0.07	0.12	0.13	0.01
Net realized and unrealized gain (loss)	3.81	3.58	(8.07)	1.73	3.07	2.35

Total income (loss) from operations	3.81	3.65	(8.00)	1.85	3.20	2.36

Less distributions from:
Net realized gains	—	—	(2.35)	(3.12)	—	(2.92)

Total distributions	—	—	(2.35)	(3.12)	—	(2.92)

Net asset value, end of year	$20.64	$16.83	$13.18	$23.53	$24.80	$21.60

Total return[5]	22.64%	27.69%	(37.77)%	8.30%	14.81%	11.34%

Net assets, end of year (000s)	$8,318	$3,975	$1,047	$1,759	$1,820	$1,575

Ratios to average net assets:
Gross expenses	0.98%[9]	0.97%[6]	0.78%	0.79%[7]	0.80%	0.75%
Net expenses[8]	0.98 [9]	0.91 [6,9,10]	0.78	0.79 [7]	0.80 [10]	0.75
Net investment income	(0.00)[11]	0.48 [6]	0.35	0.52	0.55	0.03

Portfolio turnover rate	54%	44%	80%	62%	69%	93%

[1]	Per share amounts have been calculated using the average shares method.
[2]	For the period December 1, 2008 through October 31, 2009.
[3]	For the year ended November 30.
[4]	Amount represents less than $0.01 per share.
[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.
[7]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios both would have been 0.78%.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.
[9]

As a result of an expense limitation agreement, effective September 18, 2009 through December 31, 2012, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses to average net assets of Class I shares will not exceed 1.05%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

[10]	Reflects fee waivers and/or expense reimbursements.
[11]	Amount represents less than 0.01%.

APPENDIX D

Historical Performance for Each Fund

Legg Mason ClearBridge Capital Fund

The accompanying bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class I shares. The table shows the average annual total returns of each class of the Fund being offered that has been in operation for at least one full calendar year and also compares the Fund’s performance with the average annual total returns of an index or other benchmark. The Fund makes updated performance information available at the Fund’s website, http://www.leggmason.com/ individualinvestors/products/mutual-funds/annualized_performance (select share class), or by calling the Fund at 1-877-721-1926.

The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Sales charges are not reflected in the accompanying bar chart, and if those charges were included, returns would be less than those shown.

Total returns (before taxes) (%)

During the periods shown in the bar chart:

	Quarter Ended	Total Return
Best quarter:	June 30, 2009	21.51%
Worst quarter:	December 31, 2008	(26.19)%

The Fund’s year-to-date total return as of September 30, 2010 was 0.14%.

Average Annual Total Returns (for periods ended December 31, 2009)

Legg Mason ClearBridge Capital Fund	1 Year	5 Years	10 Years
Class I Shares—
Return before taxes	41.12%	(0.13)%	4.24%
Return after taxes on distributions	40.76%	(2.13)%	2.44%
Return after taxes on distributions and sale of Fund shares	26.72%	(0.79)%	2.86%

Class A Shares—
Return before taxes	32.58%	(1.66)%	3.24%

Class B Shares—
Return before taxes	34.51%	(1.39)%	3.20%

Class C Shares—
Return before taxes	38.64%	(1.21)%	3.06%

Russell 3000 Index
(reflects no deduction for fees expenses or taxes)	28.34%	0.77%	(0.20)%

The after-tax returns are shown only for Class I shares, are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for classes other than Class I will vary from returns shown for Class I.

Legg Mason ClearBridge Mid Cap Core Fund

The accompanying bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class A shares. The table shows the average annual total returns of Class A, Class B, Class C and Class I shares and also compares the Fund’s performance with the average annual total returns of an index or other benchmark. The Fund makes updated performance information available at the Fund’s website, http://www.leggmason.com/ individualinvestors/products/mutual-funds/annualized_performance (select share class), or by calling the Fund at 1-877-721-1926.

The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Sales charges are not reflected in the accompanying bar chart, and if those charges were included, returns would be less than those shown.

Total returns (before taxes) (%)

During the periods shown in the bar chart:

	Quarter Ended	Total Return
Best quarter:	December 31, 2001	20.96%
Worst quarter:	December 31, 2008	(23.27)%

The Fund’s year-to-date total return as of September 30, 2010 was 7.74%.

Average Annual Total Returns (for periods ended December 31, 2009)

Legg Mason ClearBridge Capital Fund	1 Year	5 Years	10 Years
Class A Shares—
Return before taxes	26.63%	1.48%	2.67%
Return after taxes on distributions	26.63%	(0.74)%	1.33%
Return after taxes on distributions and sale of Fund shares	17.31%	0.19%	1.63%

Class B Shares—
Return before taxes	27.93%	1.68%	2.66%

Class C Shares—
Return before taxes	32.25%	1.92%	2.52%

Class I Shares—
Return before taxes	34.82%	3.07%	3.69%

S&P MidCap 400 Index
(reflects no deduction for fees expenses or taxes)	37.38%	3.27%	6.36%

The after-tax returns are shown only for Class A shares, are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for classes other than Class A will vary from returns shown for Class A.

APPENDIX E

Instructions for Signing Proxy Card

The following general rules for signing the voting instruction card may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your voting instruction card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the voting instruction card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the voting instruction card.

3. All Other Accounts: The capacity of the individual signing the voting instruction card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp., c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee, u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
(1) John B. Smith, Cust., f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith Jr., Executor

E-1

APPENDIX F

5% Shareholders of the Target Fund and Acquiring Fund

To the knowledge of the Funds, as of December 15, 2010, the following persons owned beneficially or of record 5% or more of such Fund’s outstanding shares:

Legg Mason ClearBridge Capital Fund

Class	Name and Address of Shareholder	Percent Ownership
Class A	Citigroup Global Markets House Account 700 Red Brook Blvd. Owings Mills, MD 21117-5184	35.50%
	ING K-Choice Trustee: Reliance Trust Company 400 Atrium Drive Somerset, NJ 08873-4162	10.79%
	First Clearing, LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street St. Louis, MO 63103-2523	7.14%
	MLPF&S for the Sole Benefit of its Customers Attn Fund Administration 4800 Deer Lake Drive East, 3rd Fl. Jacksonville, FL 32246-6484	6.99%
Class B	Citigroup Global Markets House Account 700 Red Brook Blvd. Owings Mills, MD 21117-5184	57.01%
	First Clearing, LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street St. Louis, MO 63103-2523	8.28%
	MLPF&S for the Sole Benefit of its Customers Attn Fund Administration 4800 Deer Lake Drive East, 3rd Fl. Jacksonville, FL 32246-6484	6.42%
Class C	Citigroup Global Markets House Account 700 Red Brook Blvd. Owings Mills, MD 21117-5184	55.62%
	MLPF&S for the Sole Benefit of its Customers Attn Fund Administration 4800 Deer Lake Drive East, 3rd Fl. Jacksonville, FL 32246-6484	10.96%
	First Clearing, LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street St. Louis, MO 63103-2523	8.31%
	UBS WM USA Attn: Department Manager 499 Washington Blvd., Fl. 9 Jersey City, NJ 07310-2055	5.55%

F-1

Class	Name and Address of Shareholder	Percent Ownership
Class I	Citigroup Global Markets House Account 700 Red Brook Blvd. Owings Mills, MD 21117-5184	18.41%
	MLPF&S for the Sole Benefit of its Customers Attn Fund Administration 4800 Deer Lake Drive East, 3rd Fl. Jacksonville, FL 32246-6484	6.21%

Legg Mason ClearBridge Mid Cap Core Fund

Class	Name and Address of Shareholder	Percent Ownership
Class A	BNY Mellon Investment Servicing (US) Inc. FBO Primerica Financial Services 760 Moore Road King Of Prussia, PA 19406-1212	42.96%
	Citigroup Global Markets House Account 700 Red Brook Blvd. Owings Mills, MD 21117-5184	32.57%
	ING K-Choice Trustee: Reliance Trust Company 400 Atrium Drive Somerset, NJ 08873-4162	5.66%
Class B	BNY Mellon Investment Servicing (US) Inc. FBO Primerica Financial Services 760 Moore Road King Of Prussia, PA 19406-1212	72.44%
	Citigroup Global Markets House Account 700 Red Brook Blvd. Owings Mills, MD 21117-5184	17.34%

F-2

LEGG MASON PARTNERS EQUITY TRUST

Legg Mason ClearBridge Mid Cap Core Fund

STATEMENT OF ADDITIONAL INFORMATION

January 5, 2011

Acquisition of the Assets and Liabilities of:	By and in Exchange for Shares of:
Legg Mason ClearBridge Capital Fund	Legg Mason ClearBridge Mid Cap Core Fund

55 Water Street New York, New York 10041 1-877-721-1926	55 Water Street New York, New York 10041 1-877-721-1926

This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Proxy Statement/Prospectus dated January 5, 2011, relating specifically to the proposed transfer of all of the assets of Legg Mason ClearBridge Capital Fund (the “Target Fund”), a series of Legg Mason Partners Equity Trust, in exchange for the assumption of all of the Target Fund’s liabilities by, and for shares of, Legg Mason ClearBridge Mid Cap Core Fund (the “Acquiring Fund”), also a series of Legg Mason Partners Equity Trust, having an aggregate value equal to those of the Target Fund. To obtain a copy of the Proxy Statement/Prospectus, please write to the Acquiring Fund at the address set forth above or call 1-877-721-1926. The transfer is to occur pursuant to an Agreement and Plan of Reorganization. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Proxy Statement/Prospectus.

TABLE OF CONTENTS

1. General Information	S-2
2. Financial Statements and Other Incorporated Documents	S-2
2. Pro Forma Financial Information	S-2

GENERAL INFORMATION

A Special Meeting of Shareholders of the Target Fund to consider the Reorganization will be held at the offices of Legg Mason Partners Fund Advisor, LLC, 620 Eighth Avenue, New York, New York 10018, on April 13, 2011, at 10:00 a.m., Eastern time. For further information about the Reorganization, see the Proxy Statement/Prospectus.

FINANCIAL STATEMENTS AND OTHER INCORPORATED DOCUMENTS

The Statement of Additional Information related to the Proxy Statement/Prospectus dated January 5, 2011, consists of this cover page, the accompanying pro forma financial statements and the following documents, each of which was filed electronically with the Securities and Exchange Commission and is incorporated by reference herein:

The Statement of Additional Information of the Acquiring Fund:

Fund	Date and Filing Date	Accession Number

Legg Mason ClearBridge Mid Cap Core Fund	February 26, 2010 February 23, 2010	0001193125- 10-037655

The Statement of Additional Information of the Target Fund:

Fund	Date and Filing Date	Accession Number

Legg Mason ClearBridge Capital Fund	February 26, 2010 February 23, 2010	0001193125- 10-037655

The financial statements of the Acquiring Fund and related independent registered public accounting firm’s report as included in the Fund’s Annual Report filed for the year ended October 31, 2010:

Fund	Year Ended/Filing Date	Accession Number

Legg Mason ClearBridge Mid Cap Core Fund	October 31, 2010/ December 22, 2010	0001193125- 10-286205

The financial statements of the Target Fund and related independent registered public accounting firm’s report as included in the Fund’s Annual Report filed for the year ended October 31, 2010:

Fund	Year Ended/Filing Date	Accession Number

Legg Mason ClearBridge Capital Fund	October 31, 2010/ December 22, 2010	0001193125- 10-286253

PRO FORMA FINANCIAL INFORMATION

The unaudited pro forma information provided herein should be read in conjunction with the annual report to shareholders, for the year ended October 31, 2010, for each of the Legg Mason ClearBridge Capital Fund (the “Target Fund”) and the Legg Mason ClearBridge Mid Cap Core Fund (the “Acquiring Fund”).

On November 3-4, 2010, the Board of Directors of Legg Mason Partners Equity Trust (the “Trust”) approved an Agreement and Plan of Reorganization (the “Reorganization Agreement”) whereby the Acquiring Fund will acquire all the assets of, and assume all the liabilities of, the Target Fund and the Target Fund will receive shares of Acquiring Fund, to be distributed to the shareholders of the Target Fund in redemption of all of the outstanding shares of the Target Fund, and thereafter terminate as a series of the Trust (the “Reorganization”).

The unaudited pro forma information set forth below for the year ended October 31, 2010 is intended to present ratios and supplemental data as if the acquisition of the Target Fund by the Acquiring Fund had been consummated at November 1, 2009.

Legg Mason Partners Fund Advisor, LLC (the “manager”) is the investment manager of each of the Target Fund and the Acquiring Fund. ClearBridge Advisors, LLC (“ClearBridge” or the “subadviser”) is an investment subadviser of each of the Target Fund and the Acquiring Fund pursuant to separate contracts between ClearBridge and the manager with respect to each fund.

The Target Fund pays a monthly management fee to the manager calculated at an annual rate that decreases as assets increase, as follows: 1.00% of assets up to and including $100 million; 0.75% of assets over $100 million and up to and including $200 million; 0.625% of assets over $200 million and up to and including $400 million; and 0.50% of assets over $400 million. The Acquiring Fund pays a monthly management fee to the manager calculated at an annual rate of 0.75% of the fund’s average daily net assets. The manager pays the subadviser 70% of the net management fee that it receives from each fund.

The Target Fund and Acquiring Fund have the same distributor, transfer agent and custodian as one another. Each of these service providers has entered into an agreement with the Target Fund and the Acquiring Fund, which governs the provisions of services to such funds. Such agreements have the same terms with respect to each fund.

As of October 31, 2010, the net assets of: (i) the Target Fund were approximately $390,892,060 and (ii) the Acquiring Fund were approximately $709,276,074. The net assets of the combined fund as of October 31, 2010 would have been approximately $1,100,168,134.

On a pro forma basis for the year ended October 31, 2010, the proposed Reorganization would have resulted in the following approximate increases/(decreases) to expenses charged:

Investment management fee	$44,754
Registration fees	$(68,689)
Legal fees	$(47,640)
Audit and tax	$(37,150)
Shareholder reports	$(13,285)
Other expenses	$(4,961)

Fee waivers and/or expenses reimbursed increased by approximately $1,243,465 for the year ended October 31, 2010 on a pro forma basis, as a result of the proposed Reorganization.

The Acquiring Fund will be the surviving fund for accounting purposes.

No significant accounting policies (including valuation of portfolio securities) will change as a result of the proposed Reorganization. It is anticipated that holdings representing approximately 40% of the investment portfolio of the Target Fund (measured as of October 31, 2010) will be sold subsequent to the Reorganization. The Acquiring Fund will pay any transaction costs associated with disposing of such portfolio securities of the Target Fund that would not be compatible with the investment policies of the Acquiring Fund and reinvesting the proceeds in securities that would be compatible. The transaction costs associated with repositioning the portfolio are estimated to be approximately $180,000. The estimated loss, including trading costs, would be $11,660,385 on a U.S. GAAP basis. The estimated per share capital loss would be $0.20.

The Reorganization will be accounted for as a tax-free reorganization of investment companies. In a tax-free reorganization:

1.	No gain or loss is recognized by the Target Fund upon the transfer of its assets to the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund, or upon the distribution of the shares of the Acquiring Fund by the Target Fund to its shareholders in termination of the Target Fund.

2.	No gain or loss is recognized by the Target Fund shareholders upon the exchange of their shares of the Target Fund solely for shares of the Acquiring Fund pursuant to the Reorganization.

3.	The historical cost of investment securities generally is carried forward to the Acquiring Fund.

The results of operations of the Acquiring Fund for pre-combination periods will not be restated.

At October 31, 2010, the Target Fund had a capital loss carryover of approximately $212,421,223, of which $17,556,418 expires on October 31, 2015, $111,724,051 expires on October 31, 2016 and $83,140,754 expires on October 31, 2017. At October 31, 2010, the Acquiring Fund had a capital loss carryover of approximately $50,046,502, which expires in October 31, 2017.

The Reorganization would impact the use of the Target Fund’s capital loss carryovers, all of which at the current time are subject to the eight taxable year expiration referred to above, in the following manner: (1) the expiration date of the carryovers would move up one year; for example, the carryovers due to expire on October 31, 2015 would expire on October 31, 2014; (2) the carryovers would benefit the shareholders of the combined Fund, rather than only the shareholders of the Target Fund; (3) the amount of the carryovers that could be utilized in any taxable year would equal the long-term tax-exempt rate at such time, multiplied by the aggregate net asset value of the Target Fund at the time of the Reorganization (approximately $14,350,000 per year based on data as of October 31, 2010), this yearly limitation will be increased by any capital gains realized after the Reorganization on securities held by the Target Fund that had unrealized appreciation at the time of the Reorganization; and (4) any gains recognized after the Reorganization that are attributable to appreciation in the Target Fund’s portfolio at the time of the Reorganization would not be able to be offset by the capital loss carryover of the Acquiring Fund.

The combination of the above referenced limitations on the use of loss carryovers may result in a significant portion (from $96,200,000 to $132,400,000 based on data as of October 31, 2010) of the Target Fund’s loss carryovers expiring unused. It should be noted that there would be no assurances that the Target Fund would be able to use such losses in the absence of the Reorganization and that the Target Fund shareholders would benefit by having use of the Acquiring Fund’s capital loss carryovers.

The Reorganization would impact the use of the Acquiring Fund’s capital loss carryovers in the following manner: (1) by benefiting the shareholders of the combined Fund, rather than only the shareholders of the Acquiring Fund; and (2) any gains recognized after the Reorganization that are attributable to appreciation in the Acquiring Fund’s portfolio at the time of the Reorganization cannot be utilized against any capital loss carryovers or losses recognized after the Reorganization that are attributable to depreciation in the Target Fund’s portfolio at the time of the Reorganization.

The capital loss carryovers and limitations described above may change significantly between now and the Closing Date, expected to be approximately April 21, 2011. Further, the ability of each Fund to use these losses (even in the absence of the Reorganization) depends on factors other than loss limitations, such as the future realization of capital gains or losses. The combination of these factors on the use of loss carryovers may result in some portion of the loss carryovers of either or both of the Funds expiring unused.

The Target Fund will not pay any of the reorganization costs expected to be incurred in connection with entering into and carrying out the provisions of the Reorganization Agreement whether or not the Reorganization is consummated. The manager will pay 50% of the Acquiring Fund’s reorganization costs whether or not the Reorganization is consummated.

PART C: OTHER INFORMATION

ITEM 15.	INDEMNIFICATION

The response to this item is incorporated herein by reference to Pre-Effective Amendment No. 1 on Form N-1A to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission (“SEC”) on December 6, 1991 (“Pre-Effective Amendment No. 1”).

The directors and officers of the Registrant and the personnel of the Registrant’s manager are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940.

Reference is hereby made to (a) paragraph 9 of the Distribution Agreement between the Registrant and LMIS, incorporated by reference herein.

ITEM 16.	EXHIBITS

Unless otherwise noted, all references are to the Registrant’s initial registration statement on Form N-1A (the “Registration Statement”) as filed with the SEC on October 21, 1991 (File Nos. 33-43446 and 811-06444).

(1)	(a)	The Registrant’s Declaration of Trust dated as of October 2, 2006 is incorporated herein by reference to Post- Effective Amendment No. 70 as filed with the SEC on April 16, 2007 (“Post-Effective Amendment No. 70”).
	(b)	Designation of Series of Shares of Beneficial Interests in the Trust effective as of February 8, 2007 is incorporated herein by reference to Post-Effective Amendment No. 70.
	(c)	Amended and Restated Designation of Series of Shares of Beneficial Interests in the Trust effective as of August 9, 2007 is incorporated herein by reference to Post-Effective Amendment No. 72 as filed with the SEC on August 24, 2007 (“Post-Effective Amendment No. 72”).
	(d)	Amended and Restated Designation of Classes effective as of August 9, 2007 is incorporated herein by reference to Post-Effective Amendment No. 72.
	(e)	Amended and Restated Designation of Series of Shares of Beneficial Interests in the Trust and Amended and Restated Designation of Classes effective as of November 8, 2007 is incorporated herein by reference to Post- Effective Amendment No. 76 as filed with the SEC on November 30, 2007 (“Post-Effective Amendment No. 76”).
	(f)	Amended and Restated Designation of Series of Shares of Beneficial Interests in the Trust effective as of February 7, 2008 is incorporated herein by reference to Post-Effective Amendment No. 87 as filed with the SEC on February 15, 2008 (“Post-Effective Amendment No. 87”).
	(g)	Amended and Restated Designation of Classes effective as of February 7, 2008 is incorporated herein by reference to Post-Effective Amendment No. 87.
	(h)	Amended and Restated Designation of Series of Shares of Beneficial Interests in the Trust effective as of May 8, 2008 is incorporated herein by reference to Post-Effective Amendment No. 109 as filed with the SEC on June 3, 2008 (“Post-Effective Amendment No. 109”).
	(i)	Amended and Restated Designation of Classes effective as of May 8, 2008 is incorporated herein by reference to Post-Effective Amendment No. 109.
	(j)	Amended and Restated Designation of Series of Shares of Beneficial Interests in the Trust effective as of June 6, 2008 is incorporated herein by reference to Post-Effective Amendment No. 110 as filed with the SEC on June 6, 2008 (“Post-Effective Amendment No. 110”).
	(k)	Amended and Restated Designation of Classes effective as of June 6, 2008 is incorporated herein by reference to Post-Effective Amendment No. 110.
	(l)	Amended and Restated Designation of Series of Shares of Beneficial Interests in the Trust effective as of January 28, 2009 is incorporated herein by reference to Post-Effective Amendment No. 133 as filed with the SEC on January 28, 2009 (“Post-Effective Amendment No. 133”).
	(m)	Amended and Restated Designation of Classes effective as of January 28, 2009 is incorporated herein by reference to Post-Effective Amendment No. 133.
	(n)	Amended and Restated Designation of Classes effective as of February 26, 2009 is incorporated herein by reference to Post-Effective Amendment No. 137 as filed with the SEC on February 27, 2009 (“Post-Effective Amendment No. 137”).

	(o)	Amended and Restated Designation of Classes effective as of February 26, 2009 is incorporated herein by reference to Post-Effective Amendment No. 146 as filed with the SEC on June 25, 2009 (“Post-Effective Amendment No. 146”).
	(p)	Amended and Restated Designation of Series of Shares of Beneficial Interests in the Trust effective as of August 5, 2009 is incorporated herein by reference to Post-Effective Amendment No. 150 as filed with the SEC on November 6, 2009 (“Post-Effective Amendment No. 150”).
	(q)	Amended and Restated Designation of Classes effective as of August 5, 2009 is incorporated herein by reference to Post-Effective Amendment No. 150.
	(r)	Amended and Restated Designation of Series of Shares of Beneficial Interest in the Trust effective as of December 7, 2009 is incorporated herein by reference to Post-Effective Amendment No. 159 as filed with the SEC on February 16, 2010 (“Post-Effective Amendment No. 159”).
	(s)	Amended and Restated Designation of Classes effective as of December 7, 2009 is incorporated herein by reference to Post-Effective Amendment No. 159.
	(t)	Amended and Restated Designation of Series of Shares of Beneficial Interest in the Trust effective as of February 4, 2010 is incorporated herein by reference to Post-Effective Amendment No. 162 as filed with the SEC on March 15, 2010 (“Post-Effective Amendment No. 162”).
	(u)	Amended and Restated Designation of Classes effective as of February 4, 2010 is incorporated herein by reference to Post-Effective Amendment No. 162.
	(v)	Amended and Restated Designation of Series of Shares of Beneficial Interest in the Trust effective as of May 6, 2010 is incorporated herein by reference to Post-Effective Amendment No. 171 as filed with the SEC on June 4, 2010 (“Post-Effective Amendment No. 171”).
	(w)	Amended and Restated Designation of Classes effective as of May 6, 2010 is incorporated herein by reference to Post-Effective Amendment No. 171.
	(x)	Amended and Restated Designation of Series of Shares of Beneficial Interests in the Trust effective as of May 6, 2010 is incorporated herein by reference to Post-Effective Amendment No. 172 as filed with the SEC on June 16, 2010 (“Post-Effective Amendment No. 172”).
	(y)	Amended and Restated Designation of Classes effective as of May 6, 2010 is incorporated herein by reference to Post-Effective Amendment No. 172.
	(z)	Amended and Restated Designation of Series of Shares of Beneficial Interest in the Trust effective as of June 15, 2010 is incorporated herein by reference to Post-Effective Amendment No. 173 as filed with the SEC on July 28, 2010 (“Post-Effective Amendment No. 173”).
	(aa)	Amended and Restated Designation of Classes effective as of June 15, 2010 is incorporated herein by reference to Post-Effective Amendment No. 173.
	(ab)	Amended and Restated Designation of Classes is incorporated herein by reference to the Registrant’s Registration Statement on Form N-14 (File No. 333-170728) as filed with the SEC on November 19, 2010.

(2)	The Registrant’s By-Laws dated October 4, 2006 are incorporated herein by reference to Post-Effective Amendment No. 70.

(3)	Not Applicable.

(4)	Form of Agreement and Plan of Reorganization is included in Part A of the Registration Statement on Form N-14.

(5)	Not Applicable.

(6)	(a)	Form of Management Agreement between the Registrant, on behalf of Legg Mason ClearBridge Mid Cap Core Fund (formerly known as Legg Mason Partners Mid Cap Core Fund), and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 78 as filed with the SEC on December 14, 2007 (“Post-Effective Amendment No. 78”).
	(b)	Form of Subadvisory Agreement between LMPFA and ClearBridge, with respect to Legg Mason ClearBridge Mid Cap Core Fund (formerly known as Legg Mason Partners Mid Cap Core Fund), is incorporated herein by reference to Post-Effective Amendment No. 78.
(7)	(a)	Form of Distribution Agreement with Citigroup Global Markets Inc. (“CGMI”) is incorporated herein by reference to Post-Effective Amendment No. 30 as filed with the SEC on August 16, 2000 (“Post-Effective Amendment No. 30”).
	(b)	Form of Distribution Agreement with PFS Distributors, Inc. is incorporated herein by reference to Post- Effective Amendment No. 30.
	(c)	Form of Amendment to the Distribution Agreement with CGMI dated as of December 1, 2005, is incorporated herein by reference to Post-Effective Amendment No. 56 as filed with the SEC on January 27, 2006 (“Post- Effective Amendment No. 56”).

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	(d)	Form of Amendment of Distribution Agreement and Assumption of Duties and Responsibilities, among the Registrant, PFS Distributors, Inc. and PFS Investments, Inc. (“PFS”), dated as of December 1, 2005, is incorporated herein by reference to Post-Effective Amendment No. 56.
	(e)	Letter Agreement amending the Distribution Agreements with CGMI dated April 10, 2007, is incorporated herein by reference to Post-Effective Amendment No. 76.
	(f)	Letter Agreement amending the Distribution Agreements with PFS dated April 6, 2007, is incorporated herein by reference to Post-Effective Amendment No. 76.
	(g)	Form of Distribution Agreement with Legg Mason Investor Services, LLC (“LMIS”) is incorporated herein by reference to Post-Effective Amendment No. 128 as filed with the SEC on December 15, 2008.

(8)	(a)	Emeritus Retirement Plan relating to certain funds, established effective as of January 1, 2007, is incorporated herein by reference to Post-Effective Amendment No. 60 as filed with the SEC on December 5, 2006 (“Post- Effective Amendment No. 60”).
	(b)	Amended and Restated Trustee Retirement Plan relating to certain funds dated as of January 1, 2005 (the “General Retirement Plan”), is incorporated herein by reference to Post-Effective Amendment No. 61 as filed with the SEC on January 8, 2007 (“Post-Effective Amendment No. 61”).
	(c)	Legg Mason Investment Series (f/k/a Smith Barney Investment Series) Amended and Restated Trustees Retirement Plan dated as of January 1, 2005, is incorporated herein by reference to Post-Effective Amendment No. 61.
	(d)	Amendment to the General Retirement Plan and the Legg Mason Partners Investment Series Amended and Restated Trustees Retirement Plan is incorporated herein by reference to Post-Effective Amendment No. 61.
	(e)	Amended and Restated Emeritus Retirement Plan relating to certain funds, established effective as of January 1, 2007, is incorporated herein by reference to Post-Effective Amendment No. 61.

(9)	(a)	Custodian Services Agreement with State Street Bank and Trust Company (“State Street”), dated January 1, 2007, is incorporated herein by reference to Post-Effective Amendment No. 76.
	(b)	Letter Agreement amending the Custodian Services Agreement with State Street, dated April 9, 2007, is incorporated herein by reference to Post-Effective Amendment No. 76.

(10)	(a)	Amended Shareholder Services and Distribution Plan relating to Class A, B, C, FI, R and I Shares is incorporated herein by reference to Post-Effective Amendment No. 74 as filed with the SEC on November 1, 2007.
	(b)	Amended Shareholder Services and Distribution Plan relating to Class A, B, C, FI, R and I Shares is incorporated herein by reference to Post-Effective Amendment No. 81 as filed with the SEC on January 29, 2008.
	(c)	Amended Shareholder Services and Distribution Plan relating to Class A, B, C, FI, R, I and IS Shares dated as of February 7, 2008 is incorporated herein by reference to Post-Effective Amendment No. 86 as filed with the SEC on February 15, 2008.
	(d)	Amended Shareholder Services and Distribution Plan relating to Class A, B, C, FI, R, I and IS Shares dated as of August 7, 2008 is incorporated herein by reference to Post-Effective Amendment No. 119 as filed with the SEC on August 28, 2008.
	(e)	Amended Shareholder Services and Distribution Plan relating to Class R1 Shares dated as of February 26, 2009 is incorporated herein by reference to Post-Effective Amendment No. 137.
	(f)	Amended Shareholder Services and Distribution Plan relating to Class R1 Shares dated as of February 26, 2009 is incorporated herein by reference to Post-Effective Amendment No. 146.
	(g)	Amended Shareholder Services and Distribution Plan dated as of December 7, 2009 is incorporated herein by reference to Post-Effective Amendment No. 159.
	(h)	Amended Shareholder Services and Distribution Plan dated as of February 4, 2010 is incorporated herein by reference to Post-Effective Amendment No. 162.
	(i)	Amended Shareholder Services and Distribution Plan dated as of August 5, 2010 is incorporated herein by reference to Post-Effective Amendment No. 177 as filed with the SEC on August 31, 2010.
	(j)	Rule 18f-3(d) Multiple Class Plan of the Registrant pursuant to Rule 18f-3 is incorporated herein by reference to Post-Effective Amendment No. 76.
(11)		Opinion and consent of Venable LLP as to the legality of the securities being registered is incorporated by reference to the Registrant’s Registration Statement on Form N-14 (File No. 333-170736) as filed on November 19, 2010.

(12)		Form of Opinion of Willkie Farr & Gallagher LLP supporting the tax matters and consequences to shareholders discussed in the Proxy Statement/Prospectus is incorporated by reference to the Registrant’s Registration Statement on Form N-14 (File No. 333-170736) as filed on November 19, 2010.

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(13)		Not Applicable.

(14)		Consent of Independent Registered Public Accounting Firm is filed herewith.

(15)		Not Applicable.

(16)		Powers of Attorney is incorporated by reference to the Registrant’s Registration Statement on Form N-14 (File No. 333-170736) as filed on November 19, 2010.

(17)	(a)	Form of Proxy Card is incorporated by reference to the Registrant’s Registration Statement on Form N-14 (File No. 333-170736) as filed on November 19, 2010.
	(b)	Statement of Additional Information of Legg Mason ClearBridge Mid Cap Core Fund and Statement of Additional Information of Legg Mason ClearBridge Capital Fund, each dated February 26, 2010, are incorporated herein by reference to Post-Effective Amendment No. 161 as filed with the SEC on February 23, 2010.
	(c)	Prospectus and Supplements of Legg Mason ClearBridge Capital Fund dated February 26, 2010 is incorporated by reference to the Registrant’s Registration Statement on Form N-14 (File No. 333-170736) as filed on November 19, 2010.
	(d)	Audited Financials of the Annual Report of Legg Mason ClearBridge Mid Cap Core Fund for the year ended October 31, 2010 is filed herewith.
	(e)	Audited Financials of the Annual Report of Legg Mason ClearBridge Capital Fund for the year ended October 31, 2010 is filed herewith.
	(f)	Transfer Agency and Services Agreement, dated January 1, 2006, between the Registrant and BNY Mellon Investment Servicing (US) Inc. (“BNY”) (formerly PNC Global Investment Servicing (U.S.) Inc.) is incorporated herein by reference to Post-Effective Amendment No. 56.
	(g)	Co-Transfer Agency and Services Agreement, dated April 1, 2009, between the Registrant and BNY is incorporated herein by reference to Post-Effective Amendment No. 147 as filed with the SEC on July 29, 2009.
	(h)	Transfer Agency and Services Agreement, dated April 4, 2009, between each series of the Registrant and Boston Financial Data Services, Inc. is incorporated herein by reference to Post-Effective Amendment No. 141 as filed with the SEC on April 9, 2009.
	(i)	Form of License Agreement between the Registrant and Legg Mason Properties, Inc. is incorporated herein by reference to Post-Effective Amendment No. 58 as filed with the SEC on April 28, 2006 (“Post-Effective Amendment No. 58”).
	(j)	License Agreement between the Registrant and Citigroup Inc. dated December 1, 2005 is incorporated herein by reference to Post-Effective Amendment No. 58.
	(k)	Letter Agreement amending the Transfer Agency and Services Agreement with BNY, dated April 9, 2007, is incorporated herein by reference to Post-Effective Amendment No. 76.
	(l)	Purchase Agreement between the Registrant and Shearson Lehman Brothers Inc. is incorporated herein by reference to Pre-Effective Amendment No. 1.
	(m)	Code of Ethics of Legg Mason & Co., LLC (adopted by LMPFA, LMIS and LMGAA) is incorporated herein by reference to Post-Effective Amendment No. 120 as filed with the SEC on August 28, 2008.
	(n)	Code of Ethics of LMIE is incorporated herein by reference to Post-Effective Amendment No. 61.
	(o)	Code of Ethics of LMIC is incorporated herein by reference to Post-Effective Amendment No. 62 as filed with the SEC on January 10, 2007.
	(p)	Code of Ethics of LMCM is incorporated herein by reference to Post-Effective Amendment No. 73 as filed with the SEC on August 27, 2007.
	(q)	Code of Ethics of GCIM is incorporated herein by reference to Post-Effective Amendment No. 111 as filed with the SEC on July 3, 2008.

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ITEM 17. UNDERTAKINGS

(1)	The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)	The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)	The Registrant hereby undertakes to file, by post-effective amendment, the final opinion of Willkie Farr & Gallagher LLP supporting the tax consequences of the proposed reorganization as soon as practicable after the closing of the reorganization.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it meets all requirements for effectiveness of this Amendment to the Registration Statement on Form N-14 pursuant to Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on this 5th day of January, 2011.

LEGG MASON PARTNERS EQUITY TRUST,
on behalf of Legg Mason ClearBridge Mid Cap Core Fund

By:	/s/ R. Jay Gerken
R. Jay Gerken
President and Principal Executive Officer

As required by the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ R. Jay Gerken R. Jay Gerken	President, Chief Executive Officer and Trustee (Principal Executive Officer)	January 5, 2011

/s/ Kaprel Ozsolak Kaprel Ozsolak	Chief Financial Officer (Principal Financial and Accounting Officer)	January 5, 2011

Paul R. Ades* Paul R. Ades	Trustee	January 5, 2011

Andrew L. Breech* Andrew L. Breech	Trustee	January 5, 2011

Dwight B. Crane* Dwight B. Crane	Trustee	January 5, 2011

Frank G. Hubbard* Frank G. Hubbard	Trustee	January 5, 2011

Howard J. Johnson* Howard J. Johnson	Trustee	January 5, 2011

David E. Maryatt* David E. Maryatt	Trustee	January 5, 2011

Jerome H. Miller* Jerome H. Miller	Trustee	January 5, 2011

Ken Miller* Ken Miller	Trustee	January 5, 2011

John J. Murphy* John J. Murphy	Trustee	January 5, 2011

Thomas F. Schlafly* Thomas F. Schlafly	Trustee	January 5, 2011

SIGNATURE	TITLE	DATE

Jerry A. Viscione * Jerry A. Viscione	Trustee	January 5, 2011

*By:	/s/ R. Jay Gerken
R. Jay Gerken, as Agent

EXHIBIT INDEX

EXHIBIT NO.	EXHIBITS

(14)	Consent of Independent Registered Public Accounting Firm.

(17)(d)	Audited Financials of the Annual Report of Legg Mason ClearBridge Mid Cap Core Fund.

(e)	Audited Financials of the Annual Report of Legg Mason ClearBridge Capital Fund.